UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Peter V. Bonanno, Esq.	Copies to:
Goldman, Sachs & Co.	Jack W. Murphy, Esq.
One New York Plaza	Dechert LLP
New York, New York 10004	1775 I Street, NW
Washington, D.C. 20006

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: December 31

Date of reporting period: September 30, 2009

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Semi-Annual Report	September 30, 2009

Multi Sector Fixed Income Funds
Core Fixed Income
Core Plus Fixed Income
Global Income

Goldman Sachs Multi Sector Fixed Income Funds

■	CORE FIXED INCOME

■	CORE PLUS FIXED INCOME

■	GLOBAL INCOME

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1
Investment Process	2
Market Review	3
Portfolio Management Discussions and Performance Summaries	8
Schedules of Investments	20
Financial Statements	60
Notes to Financial Statements	64
Financial Highlights	84
Other Information	90

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Principal Investment Strategies and Risks

The Core Fixed Income Fund invests primarily in fixed income securities, including U.S. government securities, corporate debt securities, privately issued mortgage-backed securities and asset-backed securities. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. The Fund’s investments in mortgage-backed securities are subject to prepayment risks. These risks may result in greater share price volatility. The Fund may invest in foreign and emerging markets securities, which may be more volatile and less liquid than investments in U.S. securities and will be subject to the risks of currency fluctuations and political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. The Fund may also engage in foreign currency transactions for hedging purposes (including cross hedging) or for speculative purposes. Forward foreign currency exchange contracts are subject to the risk that the counterparty to the contract will default on its obligations. The Fund may make substantial investments in derivative instruments, including options, financial futures, Eurodollar futures contracts, swaps, options on swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and the risk that transactions may not be liquid.

The Core Plus Fixed Income Fund invests primarily in fixed income securities, including U.S. government securities, corporate debt securities, privately issued mortgage-backed securities, asset-backed securities, high yield non-investment grade securities and fixed income securities of issuers located in emerging countries. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. The Fund’s investments in mortgage-backed securities are subject to prepayment risks. These risks may result in greater share price volatility. The Fund may invest in high yield, fixed income securities that, at the time of purchase, are non-investment grade. High yield, lower rated securities involve greater price volatility and present greater risks than higher rated fixed income securities. The Fund may also invest in foreign issuers which are denominated in currencies other than the U.S. dollar and in securities of issuers located in emerging countries denominated in any currency. The Fund’s foreign and emerging market investments may be more volatile and less liquid than its investments in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. The Fund may also engage in foreign currency transactions for hedging purposes (including cross hedging) or for speculative purposes. Forward foreign currency exchange contracts are subject to the risk that the counterparty to the contract will default on its obligations. The Fund may make substantial investments in derivative instruments, including options, financial futures, Eurodollar futures contracts, swaps, options on swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and the risk that transactions may not be liquid.

The Global Income Fund invests primarily in a portfolio of fixed income securities of U.S. and foreign issuers. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The Fund may invest in foreign and emerging market securities, which may be more volatile and less liquid than its investments in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. The Fund may also engage in foreign currency transactions for hedging purposes (including cross hedging) for speculative purposes. Forward foreign currency exchange contracts are subject to the risk that the counterparty to the contract will default on its obligations. The Fund may make substantial investments in derivative instruments, including options, financial futures, Eurodollar futures contracts, swaps, options on swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and the risk that transactions may not be liquid. The Fund may concentrate its investments in particular countries or regions and may be subject to greater losses than if it were less concentrated in a particular country or region. The Fund is non-diversified and may invest more of its assets in fewer issuers than diversified funds, may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be susceptible to greater losses because of these developments.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

What Differentiates the Goldman Sachs Asset
Management Fixed Income Investment Process?

At Goldman Sachs Asset Management, L.P. (“GSAM”), the goal of our fixed income investment process is to provide consistent, strong performance by actively managing our portfolios within a research-intensive, risk-managed framework.

A key element of our fixed income investment philosophy is to evaluate the broadest global opportunity set to capture relative value across sectors and instruments. Our globally integrated investment process involves managing dynamically along the risk/return spectrum, as we continue to develop value-added strategies through:

■ Assess relative value among sectors (such as mortgage-backed and corporate debt securities) and sub-sectors

■ Leverage the vast resources of GSAM in selecting securities for each portfolio

■ Team approach to decision making

■ Manage risk by avoiding significant sector and interest rate bets

■ Careful management of yield curve strategies — while closely managing portfolio duration

Fixed Income portfolios that:

■ Include domestic and global investment options, income opportunities, and access to areas of specialization

■ Capitalize on GSAM’s industry-renowned credit research capabilities

■ Use a risk-managed framework to seek total return, recognizing the importance of investors’ capital accumulation goals as well as their need for income

MARKET OVERVIEW

Goldman Sachs Multi Sector Fixed Income Funds

Market Review

U.S. Fixed Income Market

The combination of improving financial conditions and stability in economic data led to a dramatic increase in demand for riskier fixed income assets during the six months ended September 30, 2009 (the “Reporting Period”). Fears of financial systemic risk were significantly reduced as a result of unprecedented policy mechanisms put in place earlier in the calendar year. After edging higher throughout the spring as the pace of economic decline began to level off, the Purchasing Managers’ Index, which is an indicator of the economic health of the manufacturing sector, as reported by the Institute of Supply Management, rose above 50 for the first time in 18 months in August 2009. Because a reading above 50 indicates growth in the manufacturing sector, this was one of the strongest and most hopeful pieces of evidence that the economy had begun to pull out of recession. Business inventories declined. Retail sales were also better than expected. Although some of the uptick was attributed to higher gasoline prices, the government’s “Cash for Clunkers” program also provided a boost to retail sales. Indeed, even excluding auto sales, retail sales rose 1.1% in August 2009, significantly more than the forecasted 0.4% increase, indicating that the renewed strength in private demand was broader than expected. While the marked upturn in discretionary spending indicated the possibility of sustained economic recovery, consumers continued to be burdened by high debt levels and a weak labor market. The pace of decline in nonfarm payrolls slowed, but at the end of September, the unemployment rate stood at 9.8%, the highest rate since June 1983. Although commodity and energy prices rose during the Reporting Period, inflation remained subdued. In a statement following its June meeting, the Federal Open Market Committee (the “Fed”) stated that “substantial resource slack is likely to dampen cost pressures, and the Committee expects that inflation will remain subdued for some time.” This sentiment was repeated by the Fed following its September meeting.

During the first months of the Reporting Period, what is known as the TED spread, which is the difference in yield between 3-month LIBOR* and 3-month U.S. Treasuries and a common measure of financial stress, stood at about 0.50%. This was the lowest reading of the TED spread since the middle of 2007, before the credit crisis hit in earnest. Interest rates rose during most of the second calendar quarter, but reversed course in the final weeks of June as heavy supply was well absorbed. Nevertheless, the 10-year Treasury ended the second calendar quarter 87 basis points (0.87%) higher at a yield of 3.53%. Notably, the U.S. Treasury yield curve, or spectrum of maturities, reached its steepest level ever, meaning the yields on securities with longer-term maturities were significantly higher than the yields on securities with shorter-term maturities. The differential between 2- and 10-year Treasury notes reached 275 basis points (2.75%) in May before ending June at 242 basis points (2.42%). Investors showed a strong appetite for risky assets and all spread, or non-Treasury, sectors handily outperformed U.S. Treasuries.

*	LIBOR, or London interbank offered rates, are floating interest rates that are widely used as reference rates in bank, corporate and government lending agreements.

MARKET OVERVIEW

In the third calendar quarter, interest rates were relatively stable and even declined slightly, aided by continued signs of easy monetary policy. In a statement following its September meeting, the Fed stated that it “continues to anticipate that economic conditions are likely to warrant exceptionally low levels of the federal funds rate for an extended period.” The 10-year Treasury ended the Reporting Period 23 basis points (0.23%) lower at a yield of 3.31%. The 10-year Treasury remained surprisingly strong mainly due to support from international and domestic fund flows. The Treasury yield curve flattened slightly, meaning the difference in yields between shorter-term and longer-term Treasury securities narrowed. Still, the Treasury yield curve remained steep as the differential between the 2- and 10-year Treasury notes was 236 basis points (2.36%) at the end of September. Investors continued to show a strong appetite for risky assets and all non-Treasury sectors added to their year-to-date outperformance versus Treasuries.

International Fixed Income Markets

As the Reporting Period began, global central banks had acted aggressively to improve liquidity in financial markets, thereby mitigating systemic risk, encouraging an increase in investor risk appetite, and stemming the flight to safety. Economic data from around the world soon began to show signs of improvement. As a result, risk appetite and growth expectations returned to the international fixed income markets, spurring investors to move their money to higher yielding assets. Global government bonds underperformed non-government bonds, as investors started to price in the huge increase in government bond supply needed to fund record fiscal deficits. Inflationary concerns on the back of the global fiscal stimulus increased, which led to the market pricing interest rate hikes into the yield curve. The European Central Bank was perceived to be lagging in its response to the economic crisis and therefore cut interest rates during these months, while all other major central banks kept rates unchanged at very low levels.

In contrast to government bonds, all spread, or non-government, fixed income sectors generated positive returns during the second calendar quarter. Investment grade corporate bonds, high yield corporate bonds and emerging market debt each posted double-digit returns. Investor sentiment was buoyed by the outcome of the London G20 summit, where it was decided to pledge $1.1 trillion to aid global recovery and implement measures to tighten international banking regulation and oppose protectionism. Such optimism regarding programs designed to promote economic recovery more than offset concerns regarding higher unemployment and disappointing retail sales. In response to the increased risk appetite, the U.K. sterling rallied relative to the U.S. dollar, despite worries about the Standard & Poor’s ratings downgrade of the U.K. from stable to negative. Commodity-sensitive currencies also rallied as did the “dollar bloc” currencies of Canada, Australia and New Zealand.

As in the U.S., economic data released during the third calendar quarter illustrated that the rest of the world was also pulling out of recession in a production-driven recovery. In Europe, for example, the European Central Bank’s second unlimited tender — allowing market participants to borrow at a fixed 1% rate for one year in exchange for a variety of

MARKET OVERVIEW

collateral — was met with muted response. This was in contrast to its first offer just a couple of months earlier, which was the biggest incentive of its kind ever and which attracted over 400 billion euros in subscriptions. Markets interpreted the muted response to the second offer as a positive sign that banks were more confident about their access to financing. In spite of the better economic tone, government bond prices rallied, due partly to the support from central bank buy-back programs and the money markets flows into government bonds. In the U.K., the Bank of England surprised the market by extending its quantitative easing program. Risk appetite fluctuated over the quarter, as confidence surveys contradicted the weakness in the labor market and consumer demand, thereby providing further support to the government bond markets. Still, a rally across a broad spectrum of non-government fixed income sectors continued during the third quarter of 2009, supported by central banks downplaying signs of recovery and remaining committed to easing monetary policy. Corporate bonds, both high yield and investment grade, particularly benefited from the stabilizing macroeconomic environment. As the rally in non-government bond sectors continued, the U.S. dollar continued its weakening trend against most major and emerging currencies.

Looking Ahead

U.S. Fixed Income Market

In our view, the U.S. economy will likely continue to rebound in the months ahead, but the sustainability of the recovery remains an open question. Most of the economic growth during the second half of 2009 is being driven by what may be temporary factors, including government spending, corporate cost-cutting and inventory rebuilding. We expect that these sources of growth will begin to fade in 2010, and consumer spending and/or business investment will need to sustain the recovery. We believe prospects for consumption are still the key, because we see little potential for business investment to be a strong source of growth unless end-demand improves. While retail sales saw an uptick, with help from a temporary boost to auto sales with the “Cash for Clunkers” program and from higher gas prices, we think sustainable growth in consumer spending will depend largely on whether improvements in the job market and housing prices can continue. The pace of job cuts has slowed significantly, but U.S. employment remains very weak and the unemployment rate may well continue to rise. We believe the job market will continue to stabilize in the coming months, with unemployment peaking at slightly more than 10%. Still, the ongoing decline in hourly earnings suggests the job market will remain a challenge for consumers for some time to come.

As with employment, housing prices have stabilized in recent months but probably have further downside risk. In our view, home price gains during the Reporting Period were exaggerated by a summer seasonal boost combined with a foreclosure moratorium earlier in the year that temporarily reduced the supply of foreclosed homes being sold at distressed prices. We expect home prices to turn down again over the winter of 2009-2010 given the typical drop in demand during winter months. Plus, the pent-up foreclosure supply is likely to hit the market during these same months. That said, housing

MARKET OVERVIEW

affordability has improved dramatically, particularly in markets like California that led the downturn. We believe that seasonal effects may well turn positive again after the winter, and we expect the California market to establish a true bottom in the spring of 2010, with other markets to follow. Considering the overall stabilization anticipated in housing prices and employment, as well as the continuing challenges in both sectors, we think consumption is likely to improve but remain rather subdued going forward over the near term.

With respect to a somewhat longer-term perspective, we believe the U.S. economy may expand at a year-over-year rate of about 2.4% over the next 12 months, slightly below the consensus forecast of 2.6%. We anticipate inflation of about 1.4% over the same period, which is also below the consensus forecast of about 1.8%.

In the near-term, we believe the risks to our view are probably tilted to the upside. The recovery appears to have gained momentum, and rebounds after a severe recession tend to exceed expectations. Over the longer term, we continue to see the possibility of higher inflation given the unprecedented amount of monetary and fiscal stimulus, but we see little potential for hyperinflation.

Given this view, in the months ahead, we think there is still value in the non-Treasury sectors of the market, although perhaps not as much so as at the beginning of the Reporting Period. We additionally expect slow growth and low inflation to be supportive of still-lower Treasury yields.

International Fixed Income Markets

In our view, the global economy at the end of September was in the sweet spot of the cycle — the growth effect of fiscal and monetary stimulus was at or near its peak and the rebuilding phase of the inventory cycle was in full swing. A combination of benign inflation and Asian savings flowing into global debt markets was keeping interest rates low even as what are relatively risky assets rallied. Going forward we believe the result will be a recovery that is increasingly strong for the remainder of 2009 and the first half of 2010. China and the emerging markets may lead the broad recovery in global economic growth. In Europe, Japan and the U.K., we believe the third and fourth quarters of 2009 may prove to be the strongest quarters of the recovery, as may be the case as well in the U.S. Beginning in mid-2010, we believe the reduced effect of fiscal and monetary stimulus, higher real interest rates, declining business confidence and protracted high savings rates may restrain growth to a trend well below what was customary in the 1990s.

While economic growth is recovering, our primary concern longer term is whether the economic recovery can be sustained given the global imbalances in consumption and savings that have yet to be addressed and in some cases are rebuilding themselves. The primary example is U.S. debt relative to Asian savings. China and the rest of Asia are leading the recovery, their foreign exchange reserves are continuing to build, and those reserves are again being recycled into global debt markets. Meanwhile, U.S. debt continues to grow, with Asia providing much of the financing. This U.S./Asia imbalance played a

MARKET OVERVIEW

major role in creating the subprime mortgage crisis and is growing again after a brief pause.

In short, we think the global recovery can continue, but we have lingering significant doubts about its long-term sustainability. In our most benign scenario, global imbalances begin to decline through higher savings in the developed world and higher consumption in the emerging world. We think this scenario means continued growth in the emerging world, and higher taxes, lower spending and modest growth for an extended period in the developed world.

We anticipate year-over-year growth for the Eurozone economy of about 1.6% over the next 12 months, slightly above the consensus forecast of 1.2%. We believe inflation may be about 1.0% over the same period, which is below the consensus forecast of about 1.2%. We believe the U.K. economy may expand at a year-over-year rate of about 1.5% over the next 12 months, slightly below the consensus forecast of 1.8%. We anticipate inflation of about 1.7% over the same period, which is also below the consensus forecast of about 1.8%. In Japan, we believe year-over-year economic growth may reach 1.3% over the next 12 months, slightly above the consensus forecast of 1.2%. We expect, as does the consensus, that Japan will actually see deflation. We expect that deflation in Japan to be at a rate of –0.3% over the same period, somewhat less than the consensus forecast of –0.8%.

In our view, the most important investment implication of this outlook both for the U.S. and internationally is that fixed income markets have moved into an environment where security selection will be increasingly critical. For most of the crisis period, security selection was secondary to sector exposure, as changes in liquidity and uncertainty premiums caused whole sectors to decline and then rally. With further improvement in economic data, we think the current rally in risk sectors can continue. However, we also see signs that the decline in yield on high quality securities is prompting investors to begin reaching for yield in lower quality securities. Where credit fundamentals are sound, we think further gains and a portfolio overweight are justified. On the other hand, we see growing evidence that certain lower quality securities have overshot their fundamental values.

From a top-down perspective, we believe that massive Treasury security supply and the near-term prospect of strong economic growth will be negative for the long-term end of government yield curves, particularly in the U.S., and the dollar will continue its decline.

The economic and market forecasts presented herein have been generated by GSAM for informational purposes as of the date of this report. They are based on proprietary models and there can be no assurance that the forecasts will be achieved. Please see additional disclosures at the end of this report.

PORTFOLIO RESULTS

Goldman Sachs Core Fixed Income Fund

INVESTMENT OBJECTIVE

The Goldman Sachs Core Fixed Income Fund seeks a total return consisting of capital appreciation and income that exceeds the total return of the Barclays Capital U.S. Aggregate Bond Index.

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Fund’s performance and positioning for the six months ended September 30, 2009.

Q	How did the Goldman Sachs Core Fixed Income Fund (the “Fund”) perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated cumulative total returns, without sales charges, of 14.70%, 14.21%, 14.21%, 14.84%, 14.55%, 14.82% and 14.56%, respectively. These returns compare to the 5.59% cumulative total return of the Fund’s benchmark, the Barclays Capital U.S. Aggregate Bond Index (the “Barclays Index” formerly the Lehman Brothers U.S. Aggregate Bond Index), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Both top-down and bottom-up strategies contributed to the Fund’s outperformance during the Reporting Period. Within our top-down strategies, our duration and cross-sector strategies contributed the most. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark. Bottom-up individual issuer selection within all of the fixed income sectors in which the Fund invests also contributed positively to the Fund’s performance during the Reporting Period. Individual issuer selection in the government/agency and corporate bond sectors was particularly effective.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	The Fund’s cross-sector positioning relative to its benchmark contributed most to its results during the Reporting Period. The Fund benefited most from exposure to various spread, or non-Treasury, sectors. Spreads, or the difference in yields between non-Treasury sectors and duration-equivalent Treasury securities, contracted, as excess liquidity from government policy and programs made its way into the market.

More specifically, exposure to credit-sensitive mortgage-backed securities was particularly beneficial. Non-agency residential mortgage-backed securities (RMBS), including adjustable-rate mortgages (ARMs), performed especially well. RMBS benefited from improved supply and demand technicals and were further boosted by the release of details that indicated support of the sector within the highly anticipated Public-Private Investment Program (PPIP) and in part due to a variety of housing market indicators suggesting overall activity seemed to be stabilizing. For example, new home sales increased in August 2009 for the fourth consecutive month. Also, 18 of the 20 cities comprising the S&P/Case-Shiller Home Price Index posted modest price gains, and sales of existing homes rose for the fourth straight month.

The Fund also benefited from a modestly overweighted allocation to investment grade corporate bonds, which delivered their best quarterly excess return over Treasuries on record during the second calendar quarter. Investment grade corporate bonds continued to rally during the third calendar quarter, as strong demand allowed record issuance to be well absorbed.

The Fund benefited during the Reporting Period from a tightening in the spread, or yield differential, between the credit default swap index (CDX) and corporate cash bonds. In other words, improvements in funding markets helped mitigate basis risk between the CDX and corporate cash bonds moderately, but the relationship between cash bonds and synthetics remained more volatile than in the past. Basis risk is the risk that offsetting investments in a

PORTFOLIO RESULTS

hedging strategy will not experience price changes in entirely opposite directions from each other. This imperfect correlation between the two investments creates the potential for excess gains or losses in a hedging strategy, thus adding risk to the position. Credit-default swap indexes are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Issuer selection within the investment grade and high yield corporate bond sectors also proved effective, primarily within the financials industry. For example, the Fund’s modestly overweighted exposure to subordinated debt contributed to performance, as the banking sector showed signs of improvement. Subordinated debt is debt that ranks below other securities with regard to claims on assets or earnings, but which typically offers a higher rate of return than senior debt due to the increased inherent risk. Selection of specific agency securities boosted the Fund’s results as well.

Individual issuer selection within the mortgage-backed securities (MBS) sector generated mixed results. MBS issuer selection contributed positively to the Fund’s results during the second calendar quarter when our focus on premium, or higher, coupon pass-through mortgage-backed securities was particularly beneficial. These securities outperformed duration-equivalent Treasuries, as spreads tightened. Pass-through mortgages consist of a pool of residential mortgage loans, where homeowners’ monthly payments of principal, interest and prepayments pass from the original bank through a government agency or investment bank to investors. Second calendar quarter gains were partially offset by the detracting effect of individual issuer selection within the RMBS sector during the third calendar quarter.

The major detractors from the Fund’s performance during the Reporting Period were its underweighted position in commercial mortgage-backed securities (CMBS), as the sector performed well during the Reporting Period, as well as issue selection within the CMBS sector. Having an underweighted allocation to emerging market debt also detracted from performance, as the sector performed well during the Reporting Period.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	During the second quarter of 2009, the Fund’s short duration position in the longer-maturity end of the U.S. fixed income yield curve contributed positively to performance, as interest rates rose during these months on improving financial conditions and a stabilization of macroeconomic data. However, this same positioning detracted from performance as interest rates declined during the third calendar quarter, with U.S. government securities rallying as supply was generally well absorbed.

Q	Were there any notable changes in the Fund’s Sector weightings during the Reporting Period?

A	During the Reporting Period, we shifted from an underweighted to an overweighted position in agency securities. We also trimmed the Fund’s overweighted exposure to prime non-agency ARMs and reduced the Fund’s cash position.

Q	How was the Fund positioned relative to its benchmark index at the end of September 2009?

A	At the end of September 2009, the Fund had overweighted allocations relative to the Barclays Index in agency securities, asset-backed securities, CMBS, RMBS and investment grade corporate bonds. The Fund also had exposure to high yield corporate bonds, which is a sector not represented in the Barclays Index. The Fund had underweighted exposure relative to the benchmark index in U.S. government securities and emerging market debt. The Fund maintained its modestly shorter-than-benchmark index duration at the end of the Reporting Period.

FUND BASICS

Core Fixed Income Fund
as of September 30, 2009

PERFORMANCE REVIEW

April 1, 2009–	Fund Total Return	Barclays Capital U.S.	30–Day
September 30, 2009	(based on NAV1)	Aggregate Bond Index[2]	Standardized Yield[3]

Class A	14.70%	5.59%	3.08%
Class B	14.21	5.59	2.46
Class C	14.21	5.59	2.46
Institutional	14.84	5.59	3.54
Service	14.55	5.59	3.05
Class IR	14.82	5.59	3.45
Class R	14.56	5.59	2.95

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Barclays Capital U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage-backed and asset-backed securities. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The 30-Day Standardized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS4

For the period ended 9/30/09	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	6.08%	2.15%	4.72%	4.96%	5/1/97
Class B	4.20	1.76	4.33	4.51	5/1/97
Class C	8.38	2.15	4.33	4.30	8/15/97
Institutional	10.50	3.29	5.50	5.74	1/5/94
Service	10.06	2.80	4.99	5.21	3/13/96
Class IR	10.52	N/A	N/A	1.24	11/30/07
Class R	10.03	N/A	N/A	0.78	11/30/07

[4]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Effective July 29, 2009, the maximum sales charge for Class A was changed retroactively from 4.50% to the current charge of 3.75% for Class A shares. As a result, the Standardized Average Total Returns reflect the updated sales charge for Class A since inception. Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS5

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.81%	0.81%
Class B	1.56	1.56
Class C	1.56	1.56
Institutional	0.47	0.47
Service	0.97	0.97
Class IR	0.56	0.56
Class R	1.06	1.06

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the investment adviser. If this occurs, the expense ratios may change without shareholder approval.

SECTOR ALLOCATIONS6

Percentage of Net Assets

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent repurchase agreements. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.
[7]	Federal Agencies are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the United States Government.
[8]	“Government Guarantee Obligations” are guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program or the Foreign Government Guarantee Program and are backed by the full faith and credit of the United States or the federal government of a foreign country. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012.
[9]	“Agency Debentures” include agency securities offered by companies such as FNMA and FHLMC, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate similar to any other publicly traded company.

PORTFOLIO RESULTS

Goldman Sachs Core Plus Fixed Income Fund

INVESTMENT OBJECTIVE

The Goldman Sachs Core Plus Fixed Income Fund seeks a total return consisting of capital appreciation and income that exceeds the total return of the Barclays Capital U.S. Aggregate Bond Index.

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Fund’s performance and positioning for the six months ended September 30, 2009.

Q	How did the Goldman Sachs Core Plus Fixed Income Fund (the “Fund”) perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated cumulative total returns, without sales charges, of 11.74%, 11.22%, 11.33%, 11.81%, 11.54%, 11.88% and 11.48%, respectively. These returns compare to the 5.59% cumulative total return of the Fund’s benchmark, the Barclays Capital U.S. Aggregate Bond Index (the “Barclays Index” formerly the Lehman Brothers U.S. Aggregate Bond Index), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Both top-down and bottom-up strategies contributed to the Fund’s outperformance during the Reporting Period. Within our top-down strategies, our duration and cross-sector strategies contributed the most. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark. Bottom-up individual issuer selection within the government/agency sector was particularly effective, offset in part by weaker individual issuer selection in the corporate bond and collateralized mortgage-backed securities sectors.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	The Fund’s cross-sector positioning relative to its benchmark contributed most to its results during the Reporting Period. The Fund benefited most from exposure to various spread, or non-Treasury, sectors. Spreads, or the difference in yields between non-Treasury sectors and duration-equivalent Treasury securities, contracted, as excess liquidity from government policy and programs made its way into the market.

More specifically, exposure to credit-sensitive mortgage-backed securities was particularly beneficial. Non-agency residential mortgage-backed securities (RMBS), including adjustable-rate mortgages (ARMs), performed especially well. RMBS benefited from improved supply and demand technicals and were further boosted by the release of details that indicated support of the sector within the highly anticipated Public-Private Investment Program (PPIP) and in part due to a variety of housing market indicators suggesting overall activity seemed to be stabilizing. For example, new home sales increased in August 2009 for the fourth consecutive month. Also, 18 of the 20 cities comprising the S&P/Case-Shiller Home Price Index posted modest price gains, and sales of existing homes rose for the fourth straight month.

The Fund also benefited from a modestly overweighted allocation to investment grade corporate bonds, which delivered their best quarterly excess return over Treasuries on record during the second calendar quarter. Investment grade corporate bonds continued to rally during the third calendar quarter, as strong demand allowed record issuance to be well absorbed.

The Fund benefited during the Reporting Period from a tightening in the spread, or yield differential, between the credit default swap index (CDX) and corporate cash bonds. In other words, improvements in funding markets helped mitigate basis risk between the CDX and corporate cash bonds moderately, but the relationship between cash bonds and synthetics remained more volatile than in the past. Basis risk is the risk that offsetting investments in a hedging strategy will not experience price changes in entirely opposite directions from each other. This imperfect

PORTFOLIO RESULTS

correlation between the two investments creates the potential for excess gains or losses in a hedging strategy, thus adding risk to the position. Credit-default swap indexes are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Issuer selection within the Fund’s modest exposure to below investment grade corporate bonds proved effective, as high yield corporate bonds rallied strongly during the Reporting Period. Issuer selection within the government and agency securities sectors further boosted the Fund’s results as did issue selection within the emerging market debt sector. Specifically, exposure to the external debt of Brazil, Argentina and Russia contributed positively to the Fund’s results during the Reporting Period. During the third calendar quarter, exposure to the external debt of Mexico also helped.

Individual issuer selection within the mortgage-backed securities (MBS) sector generated mixed results. MBS issuer selection contributed positively to the Fund’s results during the second calendar quarter when our focus on premium, or higher, coupon pass-through mortgage-backed securities was particularly beneficial. These securities outperformed duration-equivalent Treasuries, as spreads tightened. Pass-through mortgages consist of a pool of residential mortgage loans, where homeowners’ monthly payments of principal, interest and prepayments pass from the original bank through a government agency or investment bank to investors. Second calendar quarter gains were partially offset by the detracting effect of individual issuer selection within the residential MBS sector during the third calendar quarter.

The major detractors from the Fund’s performance during the Reporting Period included its underweighted allocation to commercial mortgage-backed securities (CMBS), as the sector performed well during the Reporting Period. Individual issuer selection within the investment grade corporate bond, collateralized mortgage-backed security, and agency pass-through security sectors hurt as well.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	During the second quarter of 2009, the Fund’s short duration position in the longer-maturity end of the U.S. fixed income yield curve contributed positively to performance, as interest rates rose during these months on improving financial conditions and a stabilization of macroeconomic data. However, this same positioning detracted from performance as interest rates declined during the third calendar quarter, with U.S. government securities rallying as supply was generally well absorbed.

Q	Were there any notable changes in the Fund’s Sector weightings during the Reporting Period?

A	During the Reporting Period, we increased the Fund’s allocation to government bonds, but maintained an underweighted position. We reduced the Fund’s exposure to agency pass-through securities, shifting from an overweighted to an underweighted position. We further decreased the Fund’s already underweighted allocation to industrial-related investment grade corporate bonds.

Q	How was the Fund positioned relative to its benchmark index at the end of September 2009?

A	At the end of September 2009, the Fund had overweighted allocations relative to the Barclays Index in agency securities, RMBS and, to a lesser extent, CMBS. The Fund also had exposure to high yield corporate bonds, which is a sector not represented in the Barclays Index. The Fund had underweighted exposure relative to the benchmark index in U.S. government securities and investment grade corporate bonds. The Fund had a rather neutral position in asset-backed securities and emerging market debt compared to the Barclays Index as of September 30, 2009. The Fund maintained its modestly shorter-than-benchmark index duration at the end of the Reporting Period.

FUND BASICS

Core Plus Fixed Income Fund
as of September 30, 2009

PERFORMANCE REVIEW

April 1, 2009–	Fund Total Return	Barclays Capital U.S.	30–Day
September 30, 2009	(based on NAV1)	Aggregate Bond Index[2]	Standardized Yield[3]

Class A	11.74%	5.59%	3.56%
Class B	11.22	5.59	2.95
Class C	11.33	5.59	2.95
Institutional	11.81	5.59	4.03
Service	11.54	5.59	3.56
Class IR	11.88	5.59	3.92
Class R	11.48	5.59	3.42

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Barclays Capital U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage-backed and asset-backed securities. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.
[3]	The 30-Day Standardized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS4

For the period ended 9/30/09	One Year	Since Inception	Inception Date

Class A	8.92%	3.26%	11/30/06
Class B	7.04	3.61	6/20/07
Class C	11.30	3.85	11/30/06
Institutional	13.55	5.00	11/30/06
Service	12.99	5.64	6/20/07
Class IR	13.46	4.40	11/30/07
Class R	12.77	3.83	11/30/07

[4]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Effective July 29, 2009, the maximum sales charge for Class A was changed retroactively from 4.50% to the current charge of 3.75% for Class A shares. As a result, the Standardized Average Total Returns reflect the updated sales charge for Class A since inception. Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.
The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS5

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.83%	1.39%
Class B	1.58	2.14
Class C	1.58	2.14
Institutional	0.49	1.05
Service	0.99	1.55
Class IR	0.58	1.14
Class R	1.08	1.64

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the investment adviser. If this occurs, the expense ratios may change without shareholder approval.

SECTOR ALLOCATIONS6

Percentage of Net Assets

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent repurchase agreements. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.
[7]	Federal Agencies are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the United States Government.
[8]	“Government Guarantee Obligations” are guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program or the Foreign Government Guarantee Program and are backed by the full faith and credit of the United States or the federal government of a foreign country. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012.
[9]	“Agency Debentures” include agency securities offered by companies such as FNMA and FHLMC, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate similar to any other publicly traded company.

PORTFOLIO RESULTS

Goldman Sachs Global Income Fund

INVESTMENT OBJECTIVE

The Goldman Sachs Global Income Fund seeks a high total return, emphasizing current income, and, to a lesser extent, providing opportunities for capital appreciation.

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Global Fixed Income Investment Management Team discusses the Fund’s performance and positioning for the six months ended September 30, 2009.

Q	How did the Goldman Sachs Global Income Fund (the “Fund”) perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional and Service Shares generated cumulative total returns, without sales charges, of 10.64%, 10.26%, 10.21%, 10.84% and 10.58%, respectively. These returns compare to the 4.79% cumulative total return of the Fund’s benchmark, the Barclays Capital Global Aggregate Bond Index (USD hedged) (the “Barclays Index” formerly the Lehman Brothers Global Aggregate Bond Index (USD hedged), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Both top-down and bottom-up strategies contributed to the Fund’s outperformance during the Reporting Period. Within our top-down strategies, our duration and cross-sector strategies contributed the most. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Barclays Index. Bottom-up individual issuer selection within the corporate bond and government/agency sectors was particularly effective.

Our active currency strategy was the biggest detractor from the Fund’s results during the Reporting Period.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Within our cross-sector strategy, the Fund’s overweighted allocations to the corporate bond and mortgage-backed securities sectors contributed to the Fund’s performance. As investor risk appetite increased in the fixed income market, we positioned the Fund’s portfolio to be overweight spread, or non-government, sectors relative to the Barclays Index. As indicated in our Market Review, non-government fixed income sectors significantly outperformed government securities in both the U.S. and internationally during the Reporting Period. Correspondingly, then, the Fund’s underweighted position in the government securities sector relative to the Barclays Index helped the Fund’s results as well.

Individual issuer selection in the corporate bond sector added value, particularly selection of investment grade corporate bonds in the financials industry. Issuer selection within the government/agency sector contributed positively as well.

Conversely, the Fund’s underweighted allocation to and issuer selection within the emerging market debt sector relative to the Barclays Index detracted from the Fund’s performance, as this was one of the strongest performing fixed income sectors during the Reporting Period. Our individual issuer selection of mortgage-backed securities in general and of non-agency adjustable-rate mortgages (ARMs) in particular hurt the Fund’s results during the Reporting Period, as our selected securities remained under pressure and underperformed the mortgage-backed securities segment of the Barclays Index.

Q	Which countries’ bond markets had the greatest effect on the Fund’s performance during the Reporting Period?

A	Our country views are expressed through our country strategy, which is based on our relative views between any two countries within the G10 universe. Within our country strategy, the trades that contributed most to performance during the Reporting Period were: 1) long U.S./short Canada; 2) long Europe/short U.K.; and 3) long U.S./short Australia.

PORTFOLIO RESULTS

We initiated the Fund’s long U.S./short Canada 5-year trade, as we believe Canada’s exposure to both the energy sector and the U.S. should mean it is better positioned for any improvement in economic conditions. It also means that monetary policy tightening may happen sooner in Canada than in the U.S.

We initiated the long Europe/short U.K. 10-year trade on the belief that the U.K. quantitative easing program is unlikely to be extended further, causing gilt yields to come under upward pressure. By contrast, European Central Bank policy and economic sluggishness of Europe may be bullish for European bonds.

We initiated the long U.S./short Australia 3-year trade, as we believe that immediate transmission from monetary and fiscal policies had led to a broad improvement in the outlook for Australia and that interest rates there are likely to remain on hold. Early tightening of monetary policy is also possible should global economic growth continue to recover.

The relative country trades that detracted most from Fund performance during the Reporting Period were: 1) long U.K./short Japan and 2) long Europe/short Japan.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	The combined effect of the Fund’s duration and yield curve positioning helped its results during the Reporting Period. As mentioned, duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a particular sector.

Our duration strategy performed particularly well during the second quarter of 2009, when its short U.S. duration position benefited from the sell-off in long-dated U.S. Treasuries. U.S. Treasuries sold off on the back of the huge supply of government debt issuance and concerns about the potential inflationary effect of aggressive monetary and fiscal policy responses to the financial crisis. The Fund’s long Europe duration position contributed to the Fund’s results in June 2009 when economic prospects for the Eurozone deteriorated further. Overall, the Fund had a bias to have a shorter duration than the Barclays Index during the Reporting Period.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	Some of the new trades put on during the Reporting Period include the establishment of a fundamental U.S. bonds short 15-year position. We believe that the aggressive monetary policy actions taken by the Fed so far reduce the risk of longer-term deflation taking hold and that the eventual unwinding of these policies may be accompanied by higher long-term rates. We also initiated a short position in U.K. 10-year gilts based on the belief that yields will rebound as they are at low levels due to the recent rally, the gilt purchase program is coming toward completion, and a significant extension of that purchase program is looking less likely. We initiated a short Japan 10-year futures position. Markets have rallied in Japan post the election there, and bond yields have reached four-year lows. We expect supply pressures and potential upside growth surprises to weigh on the Japanese government bond market.

We also closed several trades, including a short U.S./long U.K. 10-year position; a long European Union/short Japan five-year position; a long U.K./short Japan five-year position; a Japan breakeven 10-year position; and a long U.S./short Australia position, each of which matured during the semi-annual period.

Q	Were there any notable changes in the Fund’s Sector weightings during the Reporting Period?

A	We maintained the Fund’s overweighted allocation to the Eurozone during the six-month period, but shifted from an underweighted position to an overweighted position in the U.S.

Q	How was the Fund positioned relative to its benchmark index at the end of September 2009?

A	At the end of September 2009, the Fund had overweighted allocations relative to the Barclays Index in corporate bonds, residential mortgage-backed securities (RMBS) and asset-backed securities. The Fund had underweighted exposure relative to the benchmark index in government securities and emerging market debt.

From a country perspective, the Fund was overweight duration compared to the Barclays Index in Australia, Canada, Denmark, Japan and Norway. The Fund was underweight duration relative to the benchmark index in the Eurozone, Sweden, the U.K. and the U.S. as of September 30, 2009.

FUND BASICS

Global Income Fund
as of September 30, 2009

PERFORMANCE REVIEW

April 1, 2009–	Fund Total Return	Barclays Capital Global Aggregate	30-Day
September 30, 2009	(based on NAV1)	Bond Index (USD hedged)[2]	Standardized Yield[3]

Class A	10.64%	4.79%	2.82%
Class B	10.26	4.79	2.19
Class C	10.21	4.79	2.19
Institutional	10.84	4.79	3.27
Service	10.58	4.79	2.77

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Barclays Capital Global Aggregate Bond Index (USD hedged), an unmanaged index, provides a broad based measure of the global investment-grade fixed-rate debt markets and covers the most liquid portion of the global investment grade fixed-rate bond market, including government, credit and collateralized securities. The Index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.
[3]	The 30-Day Standardized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS4

For the period ended 9/30/09	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	9.85%	3.68%	4.36%	5.77%	8/2/91
Class B	7.67	3.27	4.10	4.83	5/1/96
Class C	12.05	3.69	4.10	4.35	8/15/97
Institutional	14.41	4.86	5.29	6.35	8/1/95
Service	13.86	4.34	4.76	5.10	3/12/97

[4]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Effective July 29, 2009, the maximum sales charge for Class A was changed retroactively from 4.50% to the current charge of 3.75% for Class A shares. As a result, the Standardized Average Total Returns reflect the updated sales charge for Class A since inception. Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS5

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.02%	1.11%
Class B	1.77	1.86
Class C	1.77	1.86
Institutional	0.68	0.77
Service	1.18	1.27

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the investment adviser. If this occurs, the expense ratios may change without shareholder approval.

CURRENCY ALLOCATION6

	Percentage of Net Assets
	as of 9/30/09	as of 3/31/09

U.S. Dollar[7]	42.8%	38.2%
Euro	33.2	33.2
Japanese Yen	12.3	15.3
British Pound	5.6	5.0
Canadian Dollar	1.1	1.9
Swedish Krona	0.5	0.5
Danish Krone	0.4	0.3
Polish Zloty	0.3	0.3
Australian Dollar	0.1	0.1
Deutschemark	—	0.3

[6]	The percentage shown for each currency reflects the value of investments in that category as a percentage of net assets. Figures in the above table are reflective of the Fund’s total investments before the effect of derivative instruments, including forward foreign currency contracts. Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities.
[7]	These figures represent the value excluding short-term obligations. If short-term obligations had been included the percentage for 9/30/09 and 3/31/09 would have been 43.6% and 47.1%, respectively.

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments
September 30, 2009 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Corporate Obligations – 21.9%

Banks – 3.2%
ANZ Capital Trust II(a)(b)
$3,500,000	5.360%	12/15/49	$3,163,845
Astoria Financial Corp.(a)
4,050,000	5.750	10/15/12	3,752,294
Bank of America Corp.
3,250,000	5.750	12/01/17	3,244,075
1,675,000	7.625	06/01/19	1,887,375
Citigroup, Inc.
1,000,000	5.875	05/29/37	871,903
JPMorgan Chase & Co.(a)(c)
1,200,000	7.900	04/30/49	1,152,204
MUFG Capital Finance 1 Ltd.(a)(c)
4,650,000	6.346	07/25/49	4,185,000
PNC Bank NA
3,075,000	6.875	04/01/18	3,324,769
Resona Bank Ltd.(a)(b)(c)
3,500,000	5.850	04/15/49	3,027,500
EUR 2,675,000	4.125	09/27/49	3,405,579
Royal Bank of Scotland Group PLC
$1,950,000	4.875 (b)	08/25/14	1,979,971
4,500,000	9.118	03/31/49	4,162,500
Santander Issuances SA Unipersonal(a)(b)(c)
1,600,000	5.805	06/20/16	1,424,000
Sovereign Bank(a)(c)
250,000	2.193	08/01/13	238,407
US Bank NA(a)(c)
EUR 1,700,000	4.375	02/28/17	2,311,913
Wachovia Bank NA
$2,275,000	6.600	01/15/38	2,497,236
Wachovia Corp.
3,975,000	5.500	05/01/13	4,262,819
Wells Fargo Capital XIII(a)(c)
3,300,000	7.700	03/26/49	2,904,000

			47,795,390

Brokerage – 2.6%
Bear Stearns & Co., Inc.
4,775,000	6.400	10/02/17	5,176,096
10,100,000	7.250	02/01/18	11,550,120
Merrill Lynch & Co., Inc.
2,950,000	6.400	08/28/17	2,987,654
6,100,000	6.875	04/25/18	6,428,256
Morgan Stanley & Co.(a)
3,000,000	5.300	03/01/13	3,151,928
6,125,000	6.625	04/01/18	6,468,788
750,000	7.300	05/13/19	825,206
1,925,000	5.625	09/23/19	1,901,426

			38,489,474

Building Materials(b) – 0.1%
Holcim US Finance Sarl & Cie
1,600,000	6.000	12/30/19	1,619,469

Captive Financial – 0.2%
International Lease Finance Corp.
2,625,000	4.950	02/01/11	2,403,628

Chemicals(a) – 0.6%
Airgas, Inc.
3,375,000	4.500	09/15/14	3,434,761
The Dow Chemical Co.
2,900,000	7.600	05/15/14	3,208,122
2,200,000	5.900	02/15/15	2,258,043

			8,900,926

Consumer Products(a) – 0.2%
Whirlpool Corp.
1,025,000	8.000	05/01/12	1,106,387
1,375,000	8.600	05/01/14	1,538,109

			2,644,496

Distributor(a)(b) – 0.1%
Ras Laffan Liquefied Natural Gas Co. Ltd. III
1,700,000	5.500	09/30/14	1,797,750

Electric(a) – 2.2%
Arizona Public Service Co.
2,590,000	5.800	06/30/14	2,718,467
1,625,000	6.250	08/01/16	1,683,223
Commonwealth Edison Co.
2,400,000	5.875	02/01/33	2,533,862
2,725,000	5.900	03/15/36	2,896,010
Enel Finance International SA(b)
3,725,000	5.125	10/07/19	3,708,610
FirstEnergy Corp.
2,325,000	7.375	11/15/31	2,606,155
MidAmerican Energy Holdings Co.
3,575,000	6.125	04/01/36	3,808,218
Nevada Power Co.
3,000,000	7.125	03/15/19	3,412,380
NiSource Finance Corp.(c)
5,000,000	0.977	11/23/09	4,996,225
Progress Energy, Inc.
3,075,000	7.050	03/15/19	3,580,342

			31,943,492

Energy(a) – 0.3%
Dolphin Energy Ltd.(b)
1,750,000	5.888	06/15/19	1,768,602
Suncor Energy, Inc.
1,950,000	6.100	06/01/18	2,037,879

			3,806,481

Entertainment – 0.2%
Time Warner Entertainment Co.
2,175,000	8.375	03/15/23	2,559,088

Environmental(a) – 0.4%
Republic Services, Inc.(b)
1,875,000	5.500	09/15/19	1,931,544
Waste Management, Inc.
3,275,000	7.375	03/11/19	3,811,262

			5,742,806

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Corporate Obligations – (continued)

Food & Beverage(a)(b) – 0.5%
Anheuser-Busch InBev Worldwide, Inc.
$5,725,000	7.750%	01/15/19	$6,774,163

Healthcare Products – 0.6%
Agilent Technologies, Inc.(a)
4,105,000	5.500	09/14/15	4,222,551
CareFusion Corp.(b)
4,275,000	6.375	08/01/19	4,636,485

			8,859,036

Life Insurance – 0.4%
Americo Life, Inc.(a)(b)
1,600,000	7.875	05/01/13	1,112,103
MetLife Capital Trust X(a)(b)(c)
2,000,000	9.250	04/08/38	2,140,542
Phoenix Life Insurance Co.(a)(b)
3,200,000	7.150	12/15/34	760,000
Reinsurance Group of America, Inc.
550,000	6.750	12/15/11	564,296
Symetra Financial Corp.(a)(b)(c)
3,100,000	8.300	10/15/37	1,922,000

			6,498,941

Media-Cable – 0.9%
Comcast Cable Communications Holdings, Inc.
1,220,000	8.375	03/15/13	1,418,164
2,050,000	9.455	11/15/22	2,634,246
Cox Communications, Inc.(a)(b)
5,050,000	5.875	12/01/16	5,308,186
Rogers Communications, Inc.(a)
2,000,000	6.800	08/15/18	2,244,512
Time Warner Cable, Inc.(a)
1,375,000	8.250	04/01/19	1,661,957
150,000	6.550	05/01/37	159,000

			13,426,065

Media-Non Cable(a) – 0.5%
DirecTV Holdings LLC(b)
1,725,000	5.875	10/01/19	1,720,667
Thomson Reuters Corp.
4,950,000	6.500	07/15/18	5,596,168

			7,316,835

Metals & Mining – 0.3%
Anglo American Capital PLC(a)(b)
1,375,000	9.375	04/08/19	1,670,625
ArcelorMittal
1,925,000	9.850	06/01/19	2,266,687

			3,937,312

Noncaptive-Financial – 0.8%
General Electric Capital Corp.
1,300,000	6.000	06/15/12	1,392,331
HSBC Finance Corp.
5,875,000	5.700	06/01/11	6,093,909

SLM Corp.
4,300,000	5.400	10/25/11	3,967,696

			11,453,936

Pharmaceuticals(a) – 0.2%
Watson Pharmaceuticals, Inc.
2,700,000	5.000	08/15/14	2,767,738

Pipelines(a) – 2.7%
Boardwalk Pipelines LP
4,400,000	5.875	11/15/16	4,467,570
CenterPoint Energy Resources Corp. Series B
4,075,000	5.950	01/15/14	4,356,207
DCP Midstream LLC(b)
2,205,000	9.750	03/15/19	2,634,141
Energy Transfer Partners LP
2,925,000	6.700	07/01/18	3,153,237
1,825,000	9.700 (d)	03/15/19	2,260,213
Enterprise Products Operating LP
4,625,000	5.000	03/01/15	4,719,484
ONEOK Partners LP
2,900,000	6.850	10/15/37	3,089,690
Southern Natural Gas Co.(b)
1,650,000	5.900	04/01/17	1,699,341
Tennessee Gas Pipeline Co.
1,450,000	8.375	06/15/32	1,750,665
TEPPCO Partners LP
6,225,000	5.900	04/15/13	6,506,750
The Williams Cos., Inc.
2,600,000	8.750	03/15/32	2,981,584
TransCanada PipeLines Ltd.(c)
3,200,000	6.350	05/15/67	2,793,938

			40,412,820

Property/Casualty Insurance(a) – 2.0%
Arch Capital Group Ltd.
3,200,000	7.350	05/01/34	2,978,314
Aspen Insurance Holdings Ltd.
1,525,000	6.000	08/15/14	1,491,010
CNA Financial Corp.
500,000	5.850	12/15/14	453,516
Endurance Specialty Holdings Ltd.
2,950,000	6.150	10/15/15	3,090,647
QBE Insurance Group Ltd.(b)(c)
3,150,000	5.647	07/01/23	2,608,770
Swiss Re Capital I LP(b)(c)
5,100,000	6.854	05/29/49	3,825,000
The Chubb Corp.(c)
4,225,000	6.375	03/29/67	3,802,500
White Mountains Reinsurance Group Ltd.(b)
4,900,000	6.375	03/20/17	4,454,490
Willis North America, Inc.
1,275,000	7.000	09/29/19	1,310,979
ZFS Finance USA Trust I(b)(c)
4,000,000	6.150	12/15/65	3,600,000

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)
September 30, 2009 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Corporate Obligations – (continued)
Property/Casualty Insurance(a) – (continued)

ZFS Finance USA Trust IV(b)(c)
$3,050,000	5.875%	05/09/32	$2,473,977

			30,089,203

Real Estate Investment Trusts(a) – 1.0%
Liberty Property LP
1,100,000	7.250	03/15/11	1,144,000
Simon Property Group LP
4,725,000	6.125	05/30/18	4,760,792
Westfield Capital Corp.(b)
3,725,000	5.125	11/15/14	3,626,127
Westfield Group(b)
4,411,000	5.400	10/01/12	4,531,394

			14,062,313

Retailers(a) – 0.4%
AutoZone, Inc.
1,300,000	5.750	01/15/15	1,384,129
CVS Caremark Corp.
3,825,000	5.750	06/01/17	4,094,682
Marks & Spencer PLC(b)
100,000	7.125	12/01/37	94,738

			5,573,549

Tobacco – 0.1%
Philip Morris International, Inc.
2,000,000	5.650	05/16/18	2,128,832

Wireless Telecommunications(a)(b) – 0.2%
Verizon Wireless
2,550,000	8.500	11/15/18	3,184,012

Wirelines Telecommunications(a) – 1.2%
AT&T, Inc.
3,750,000	5.800	02/15/19	4,012,635
3,675,000	6.400	05/15/38	3,901,240
Telecom Italia Capital
3,350,000	7.721	06/04/38	3,977,991
Telecom Italia Capital SA
1,225,000	4.950	09/30/14	1,267,748
Verizon Communications, Inc.
4,125,000	6.400	02/15/38	4,438,478

			17,598,092

TOTAL CORPORATE OBLIGATIONS
(Cost $312,717,939)			$321,785,847

Mortgage-Backed Obligations – 53.0%

Adjustable Rate Non-Agency(c) – 9.5%
American Home Mortgage Assets Series 2007-1, Class A1
$18,896,358	1.601%	02/25/47	$8,490,708
Bear Stearns Adjustable Rate Mortgage Trust Series 2003-05, Class 1A1
66,892	4.299	08/25/33	57,303

Bear Stearns Adjustable Rate Mortgage Trust Series 2005-03, Class 2A1
6,687,078	5.086	06/25/35	5,047,174
Bear Stearns Adjustable Rate Mortgage Trust Series 2006-2, Class 3A2
634,926	5.750	07/25/36	461,768
Bear Stearns Alt-A Trust Series 2005-8, Class 11A1
1,876,186	0.516	10/25/35	1,082,411
Bear Stearns Mortgage Funding Trust Series 2006-AR2, Class 1A1
17,281,489	0.446	09/25/46	8,756,717
Countrywide Home Loan Trust Series 2003-37, Class 1A1
48,422	3.815	08/25/33	39,660
Countrywide Home Loan Trust Series 2005-HYB4, Class 2A1
8,977,318	4.864	08/20/35	6,666,907
CS First Boston Mortgage Securities Corp. Series 2003-AR9, Class 2A2
56,658	3.963	03/25/33	45,525
Downey Savings & Loan Association Mortgage Loan Trust Series 2005-AR6, Class 2A1A
5,298,397	0.536	10/19/45	2,801,689
Harborview Mortgage Loan Trust Series 2005-10, Class 2A1A
8,443,537	0.556	11/19/35	4,703,023
Harborview Mortgage Loan Trust Series 2005-14, Class 5A1A
5,949,422	5.724	12/19/35	3,832,950
Harborview Mortgage Loan Trust Series 2005-16, Class 2A1A
1,395,647	0.486	01/19/36	783,116
Impac CMB Trust Series 2005-06, Class 1A1
5,731,574	0.496	10/25/35	2,680,740
Impac Secured Assets Corp. Series 2005-2, Class A1W
5,830,667	0.496	03/25/36	2,410,456
Indymac Index Mortgage Loan Trust Series 2005-AR13, Class 4A1
4,274,154	5.186	08/25/35	2,904,224
Indymac Index Mortgage Loan Trust Series 2005-AR15, Class A1
4,672,661	5.278	09/25/35	3,322,654
Indymac Index Mortgage Loan Trust Series 2006-AR4, Class A1A
7,532,408	0.456	05/25/46	3,631,896
Lehman XS Trust Series 2005-5N, Class 3A1A
7,094,395	0.546	11/25/35	4,011,943
Lehman XS Trust Series 2005-7N, Class 1A1A
212,307	0.516	12/25/35	129,815
Lehman XS Trust Series 2005-9N, Class 1A1
7,984,281	0.516	02/25/36	4,057,976
Luminent Mortgage Trust Series 2006-2, Class A1A
8,056,237	0.446	02/25/46	4,196,980
Master Adjustable Rate Mortgages Trust Series 2004-9, Class 2A1
10,955	0.626	11/25/34	9,044
Master Adjustable Rate Mortgages Trust Series 2006-OA2, Class 4A1A
2,854,371	1.901	12/25/46	900,527
Mortgage Trust Series 2005-AR1, Class 1A1
7,300,517	0.496	11/25/35	3,963,792

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – (continued)
Adjustable Rate Non-Agency(c) – (continued)

Residential Accredit Loans, Inc. Series 2005-Q05, Class A1
$6,982,499	1.901%	01/25/46	$3,769,872
Residential Accredit Loans, Inc. Series 2007-QH9, Class A1
22,274,166	6.521	11/25/37	9,726,819
Sequoia Mortgage Trust Series 2003-4, Class 1A2
1,834,348	1.315	07/20/33	1,591,801
Structured Asset Mortgage Investments, Inc. Series 2006-AR1, Class 3A1
12,648,807	0.476	02/25/36	6,593,149
Structured Asset Securities Corp. Series 2003-26A, Class 3A5
3,604,152	3.271	09/25/33	2,945,638
Washington Mutual Mortgage Pass-Through Certificates Series 2002-AR19, Class A7
148,134	4.499	02/25/33	121,980
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR13, Class A1A1
7,882,871	0.536	10/25/45	5,185,968
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR15, Class A1A1
9,171,169	0.506	11/25/45	5,914,586
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR17, Series A1A1
6,972,820	0.516	12/25/45	4,547,162
Washington Mutual Mortgage Pass-Through Certificates Series 2006-AR11, Class 3A1A
3,449,633	1.821	09/25/46	1,623,637
Washington Mutual Mortgage Pass-Through Certificates Series 2006-AR9, Class 2A
18,520,954	1.741	11/25/46	7,534,650
Washington Mutual Mortgage Pass-Through Certificates Series 2007-0A2, Class 1A
5,940,405	1.601	03/25/47	3,083,745
Wells Fargo Alternative Loan Trust Series 2007-PA6, Class A1
18,926,388	6.558	12/28/37	11,852,210

			139,480,215

Collateralized Mortgage Obligations – 3.3%
Interest Only(e) – 0.0%
ABN AMRO Mortgage Corp. Series 2003-5, Class A2
592,671	5.500	04/25/33	75,342
CS First Boston Mortgage Securities Corp. Series 2002-AR31, Class 5X(c)(f)
283,840	0.000	11/25/32	—
CS First Boston Mortgage Securities Corp. Series 2003-AR18, Class 2X(c)(f)
1,180,513	0.000	07/25/33	1
CS First Boston Mortgage Securities Corp. Series 2003-AR20, Class 2X(c)(f)
1,631,699	0.000	08/25/33	2
FNMA REMIC Series 2004-47, Class EI(c)(f)
4,136,769	0.000	06/25/34	45,740
Wells Fargo Mortgage Backed Securities Trust Series 2003-G, Class AI0(c)
7,502,448	0.740	06/25/33	35,382

			156,467

Inverse Floaters(c) – 0.1%
GNMA Series 2001-48, Class SA
138,565	25.703	10/16/31	203,620
GNMA Series 2001-51, Class SA
261,246	31.455	10/16/31	398,267
GNMA Series 2001-51, Class SB
269,984	25.703	10/16/31	400,000
GNMA Series 2001-59, Class SA
49,521	25.541	11/16/24	73,134
GNMA Series 2002-11, Class SA
138,538	36.441	02/16/32	220,675
GNMA Series 2002-13, Class SB
324,681	36.441	02/16/32	517,515

			1,813,211

Inverse Floating Rate-Interest Only(c)(e) – 0.0%
FNMA REMIC Series 2003-46, Class BS
5,573,311	7.454	04/25/17	326,920

Planned Amortization Class – 0.3%
FHLMC REMIC Series 2639, Class UL
205,174	4.750	03/15/22	213,657
FHLMC REMIC Series 2681, Class PC
734,023	5.000	01/15/19	746,791
FHLMC REMIC Series 2775, Class MC
1,000,689	5.000	08/15/27	1,030,688
FHLMC REMIC Series 2949, Class WV
2,000,000	5.000	12/15/20	2,035,580
FNMA REMIC Series 2003-134, Class ME
260,531	4.500	06/25/33	268,019
FNMA REMIC Series 2004-64, Class BA
175,949	5.000	03/25/34	181,709

			4,476,444

Regular Floater(c) – 2.4%
FHLMC REMIC Series 3013, Class XH(f)
337,576	0.000	08/15/35	326,014
FHLMC REMIC Series 3038, Class XA(f)
345,227	0.000	09/15/35	314,644
FHLMC REMIC Series 3138, Class X(f)
31,297	0.000	04/15/36	30,260
FHLMC REMIC Series 3273, Class TC(f)
545,691	0.000	02/15/37	525,627
FHLMC REMIC Series 3292, Class WA(f)
849,274	0.000	07/15/36	836,146
FHLMC REMIC Series 3307, Class FC
9,321,223	0.643	07/15/34	8,970,906
FHLMC REMIC Series 3325, Class SX(f)
1,084,443	0.000	06/15/37	1,011,149
FNMA REMIC Series 2004-62, Class DI(e)(f)
1,847,854	0.000	07/25/33	26,789
FNMA REMIC Series 2004-71, Class DI(e)(f)
4,313,264	0.000	04/25/34	94,139
FNMA REMIC Series 2006-48, Class VF
339,607	0.596	02/25/20	337,890
FNMA REMIC Series 2006-81, Class LF(f)
134,763	0.000	09/25/36	133,717

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)
September 30, 2009 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – (continued)
Regular Floater(c) – (continued)

FNMA REMIC Series 2007-27, Class XA(f)
$220,276	0.000%	05/25/35	$210,323
FNMA REMIC Series 2007-4, Class DF
10,636,353	0.691	02/25/37	10,343,418
FNMA REMIC Series 2007-53, Class UF(f)
59,212	0.000	06/25/37	53,520
FNMA REMIC Series 2007-56, Class GY(f)
234,119	0.000	06/25/37	246,375
FNMA REMIC Series 2008-22, Class FD
12,420,730	1.086	04/25/48	12,286,995

			35,747,912

Sequential Fixed Rate – 0.5%
Countrywide Alternative Loan Trust Series 2005-J11, Class 2A1
3,828,617	6.000	10/25/35	2,668,367
Countrywide Alternative Loan Trust Series 2006-5T2, Class A3
4,585,570	6.000	04/25/36	3,361,157
FHLMC REMIC Series 2664, Class MA
279,983	5.000	04/15/30	289,764
FHLMC REMIC Series 2796, Class AB
109,903	5.500	10/15/31	113,441
FNMA REMIC Series 2005-103, Class DA
98,007	5.000	06/25/16	98,050

			6,530,779

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$49,051,733

Commercial Mortgage-Backed Securities – 6.2%
Agency – 0.4%
FNMA
1,192,984	7.040	08/01/15	1,376,674
2,625,443	6.460	12/01/28	2,894,332
FNMA Series 2001-M2, Class C(c)
1,321,445	6.300	09/25/15	1,397,030

			5,668,036

Interest Only(b)(c)(e) – 0.0%
CS First Boston Mortgage Securities Corp. Series 2002-CKS4, Class ASP
21,296,821	1.761	11/15/36	861

Sequential Fixed Rate – 5.8%
Banc of America Commercial Mortgage, Inc. Series 2006-4, Class A4
7,505,000	5.634	07/10/46	6,957,299
Commercial Mortgage Pass-Through Certificates Series 2006-C7, Class A4
15,000,000	5.961	06/10/46	14,353,173
CWCapital Cobalt Ltd. Series 2006-C1, Class A4
10,500,000	5.223	08/15/48	8,568,252
First Union National Bank Commercial Mortgage Trust Series 2000-C2, Class A1
14,395,569	7.202	10/15/32	14,838,343

GMAC Commercial Mortgage Securities, Inc. Series 2002-C1, Class A2
15,000,000	6.278	11/15/39	15,749,419
LB-UBS Commercial Mortgage Trust Series 2005-C5, Class A4
9,000,000	4.954	09/15/30	8,568,434
LB-UBS Commercial Mortgage Trust Series 2005-C7, Class A4
10,175,000	5.197	11/15/30	9,899,681
LB-UBS Commercial Mortgage Trust Series 2006-C1, Class A4
6,000,000	5.156	02/15/31	5,579,892

			84,514,493

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES			$90,183,390

Federal Agencies – 34.0%
Adjustable Rate FNMA(c) – 2.0%
26,223	3.069	06/01/33	26,810
3,435,955	3.798	07/01/34	3,558,918
11,107,564	3.930	09/01/34	11,436,859
8,676,028	3.855	05/01/35	8,982,717
5,040,492	3.601	06/01/35	5,170,214

			29,175,518

FHLMC – 6.6%
95,003	5.000	12/01/12	100,948
11,575	5.500	07/01/13	12,313
87,177	5.500	12/01/13	92,735
935,992	6.500	12/01/13	997,963
63,416	4.000	02/01/14	65,059
27,117	5.500	02/01/14	28,846
1,035,258	4.000	03/01/14	1,062,084
205,132	4.000	04/01/14	210,448
7,309	5.500	06/01/14	7,811
31,417	5.500	09/01/14	33,004
1,771	7.000	10/01/14	1,897
314,581	6.000	12/01/14	331,329
16,084	7.000	05/01/15	17,259
49,649	8.000	07/01/15	53,775
11,438	7.000	02/01/16	12,304
26,234	7.000	03/01/16	28,213
382,770	7.500	05/01/16	414,639
3,419	5.000	09/01/16	3,599
40,172	5.000	11/01/16	42,726
10,248	5.000	12/01/16	10,914
140,476	5.000	01/01/17	149,597
238,663	5.000	02/01/17	254,046
185,205	5.000	03/01/17	197,022
319,259	5.000	04/01/17	339,985
8,260	5.000	05/01/17	8,730
5,231	5.000	06/01/17	5,535
15,896	5.000	08/01/17	16,928
822,726	5.000	09/01/17	876,079
903,395	5.000	10/01/17	962,044
1,777	7.000	10/01/17	1,977

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date		Value

Mortgage-Backed Obligations – (continued)
FHLMC – (continued)

$531,681	5.000%	11/01/17		$566,197
616,785	5.000	12/01/17		656,824
753,245	5.000	01/01/18		802,054
1,614,662	5.000	02/01/18		1,718,943
1,592,168	5.000	03/01/18		1,695,208
1,364,931	5.000	04/01/18		1,453,296
1,688,816	4.500	05/01/18		1,783,656
914,109	5.000	05/01/18		972,881
370,482	4.500	06/01/18		391,287
209,859	5.000	06/01/18		223,421
199,888	5.000	07/01/18		212,805
121,057	5.000	08/01/18		128,887
1,475,551	4.500	09/01/18		1,558,414
82,549	5.000	09/01/18		87,881
1,169,567	4.500	10/01/18		1,235,246
1,322,519	5.000	10/01/18		1,406,660
1,484,561	4.500	11/01/18		1,567,930
295,156	5.000	11/01/18		314,226
1,223,005	4.500	12/01/18		1,291,685
215,509	5.000	12/01/18		229,434
455,254	4.500	01/01/19		480,819
165,957	5.000	01/01/19		176,684
29,445	5.000	02/01/19		31,301
1,147,011	4.500	03/01/19		1,208,377
38,307	5.000	03/01/19		40,662
444,568	5.000	06/01/19		471,414
2,344,100	4.500	02/01/20		2,465,813
2,298,351	5.000	06/01/20		2,437,140
3,221,780	5.000	07/01/20		3,408,256
2,466,523	4.500	10/01/23		2,527,985
358,914	5.500	10/01/25		380,165
578,822	5.500	11/01/25		613,093
44,508	7.000	06/01/26		48,876
58,863	7.500	03/01/27		65,665
57,119	7.500	12/01/30		62,661
41,554	7.500	01/01/31		45,587
372,990	6.500	10/01/33		400,518
1,120,273	5.000	12/01/35		1,163,334
3,224	5.500	02/01/36		3,395
66,739	6.000	10/01/36		70,939
112,922	6.000	11/01/36		119,904
16,716	5.500	01/01/37		17,582
78,647	5.500	03/01/37		83,187
316,479	5.500	04/01/37		334,240
36,837	6.000	04/01/37		39,293
55,674	6.000	05/01/37		59,108
35,798	5.500	06/01/37		37,898
62,857	6.000	06/01/37		66,734
496,546	5.500	07/01/37		522,112
10,447	6.000	07/01/37		11,145
38,832	5.500	08/01/37		40,832
325,786	5.500	09/01/37		341,481
497,014	6.000	09/01/37		530,309
518,499	6.000	11/01/37		550,318
458,691	5.500	12/01/37		483,448
663,017	5.500	02/01/38		699,328

87,897	5.000	04/01/38		91,179
763,066	5.500	04/01/38		805,452
117,319	6.000	04/01/38		124,519
441,821	5.500	05/01/38		466,363
852,226	6.000	05/01/38		904,258
3,808,508	5.500	06/01/38		4,023,489
386,855	6.000	07/01/38		412,381
100,239	6.000	09/01/38		106,328
233,315	6.500	09/01/38		248,819
192,421	5.500	10/01/38		203,200
26,821	6.000	10/01/38		28,605
8,848,902	6.000	11/01/38		9,440,327
912,017	5.500	12/01/38		963,674
490,403	6.000	12/01/38		523,026
237,557	6.000	01/01/39		253,396
122,090	6.000	02/01/39		129,506
487,313	5.000	03/01/39		505,587
1,354,901	5.000	04/01/39		1,405,710
60,207	5.500	04/01/39		63,806
620,572	5.000	05/01/39		644,813
8,326,870	5.000	06/01/39		8,623,097
2,153,596	5.000	07/01/39		2,234,931
740,979	5.000	08/01/39		769,172
9,899,327	4.500	09/01/39		10,031,286
5,808,150	5.000	09/01/39		6,010,206
315,749	5.000	10/01/39		326,715
1,300,000	4.500	TBA-30yr	(g)	1,311,594
2,000,000	5.000	TBA-30yr	(g)	2,066,250

				97,394,036

FNMA – 20.5%
258,087	8.500	10/01/15		275,133
7,639	7.000	01/01/16		8,246
400,493	6.000	12/01/16		429,704
5,068,755	5.000	10/01/17		5,355,288
4,158,730	5.000	12/01/17		4,395,621
957,479	5.000	01/01/18		1,015,022
330,026	5.000	02/01/18		350,778
951,781	5.000	04/01/18		1,010,942
4,964,390	4.500	05/01/18		5,243,561
716,475	5.000	05/01/18		761,011
8,630,564	4.500	06/01/18		9,116,289
539,271	5.000	06/01/18		572,791
3,963,737	4.000	07/01/18		4,127,989
8,841,566	4.500	07/01/18		9,339,234
2,003,233	4.000	08/01/18		2,086,245
2,092,107	4.500	08/01/18		2,209,961
48,243	6.000	08/01/18		51,911
17,612,227	4.000	09/01/18		18,343,949
4,059,796	4.500	09/01/18		4,287,950
135,624	4.500	10/01/18		143,268
3,417	6.500	10/01/18		3,719
412,004	4.500	01/01/19		435,086
567,615	4.500	03/01/19		599,415
1,843,795	5.000	04/01/19		1,958,401
135,215	5.000	05/01/19		143,218

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)
September 30, 2009 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – (continued)
FNMA – (continued)

$286,118	4.500%	06/01/19	$300,939
206,099	5.000	06/01/19	218,910
181,458	4.500	07/01/19	190,858
166,473	4.500	08/01/19	175,097
6,358,081	6.000	09/01/19	6,830,466
272,599	5.000	11/01/19	288,732
508,510	5.000	12/01/19	540,118
7,935,597	6.000	12/01/20	8,525,187
258,535	6.000	03/01/21	276,209
245,423	6.000	06/01/21	261,853
340,940	6.000	08/01/21	363,764
588,887	6.000	10/01/22	627,786
1,392,461	5.500	09/01/23	1,480,266
263,723	5.500	10/01/23	280,742
592,888	7.000	08/01/27	650,545
21,042	6.500	09/01/27	22,665
1,517,405	7.000	03/01/28	1,664,043
16,414	6.500	05/01/28	17,671
3,474	5.500	01/01/29	3,659
533	5.500	04/01/29	561
23,268	7.500	12/01/30	25,308
117,591	8.000	01/01/31	127,926
63,361	8.000	02/01/31	69,104
404,841	7.000	03/01/31	444,693
74,942	5.000	12/01/31	77,727
30,926	5.500	02/01/33	32,669
1,457,268	5.500	03/01/33	1,535,647
795,104	5.500	05/01/33	836,795
105,206	5.000	06/01/33	109,116
126,095	5.500	06/01/33	132,662
82,333	5.000	07/01/33	85,479
1,495,412	5.500	07/01/33	1,573,360
635,322	5.000	08/01/33	658,931
152,679	5.500	08/01/33	161,309
111,755	5.000	09/01/33	115,924
296,689	5.500	09/01/33	313,333
14,575	6.500	09/01/33	15,683
155,147	5.000	10/01/33	160,912
5,301	5.500	10/01/33	5,600
189,117	5.000	11/01/33	196,145
73,498	5.500	11/01/33	77,652
29,376	5.000	12/01/33	30,467
17,802	5.500	12/01/33	18,809
30,092	5.000	01/01/34	31,210
30,936	5.500	01/01/34	32,684
63,451	5.500	02/01/34	66,869
19,863	5.000	03/01/34	20,601
7,473	5.500	03/01/34	7,895
10,158	5.500	04/01/34	10,715
1,348,744	5.500	05/01/34	1,424,884
738,594	5.500	06/01/34	777,063
61,594	5.000	07/01/34	63,882
40,058	5.500	07/01/34	42,323
17,017	5.500	08/01/34	17,952
1,137	5.500	10/01/34	1,198
685,454	5.500	12/01/34	722,057

2,492	6.000	12/01/34	2,649
61,024	5.500	04/01/35	64,254
48,594	5.500	07/01/35	51,167
620,596	6.000	07/01/35	660,983
1,839	5.500	08/01/35	1,939
84,503	5.500	09/01/35	88,975
22,206	5.500	10/01/35	23,321
65,425	5.500	11/01/35	69,153
8,374	5.500	12/01/35	8,830
11,579	5.500	01/01/36	12,244
70,876	5.500	02/01/36	74,939
4,086,421	5.500	03/01/36	4,311,037
208,730	6.000	03/01/36	221,922
37,611	5.500	04/01/36	39,773
41,696	6.000	04/01/36	44,331
121,704	5.500	05/01/36	128,697
38,781	6.000	09/01/36	41,208
2,803	5.500	10/01/36	2,954
65,846	6.000	10/01/36	69,967
1,758,847	6.000	11/01/36	1,866,989
69,924	5.500	12/01/36	73,668
42,206	6.000	12/01/36	44,801
150,946	5.500	01/01/37	158,700
234,444	6.000	01/01/37	248,899
61,222	5.500	02/01/37	64,557
281,735	6.000	02/01/37	299,057
192,948	5.500	03/01/37	203,042
2,932,130	6.000	03/01/37	3,111,952
1,085,859	5.500	04/01/37	1,141,493
826,549	6.000	04/01/37	877,239
23,805	5.500	05/01/37	25,017
3,074,230	5.500	05/01/37	3,231,018
302,958	6.000	05/01/37	321,547
225,659	5.500	06/01/37	237,217
28,447	6.000	06/01/37	30,268
26,600	5.000	07/01/37	27,588
154,997	5.500	07/01/37	163,068
210,401	6.000	07/01/37	223,304
34,103	5.500	08/01/37	35,721
190,476	6.000	08/01/37	202,122
5,670	5.500	09/01/37	5,977
800,635	6.000	09/01/37	846,529
383,899	5.500	10/01/37	403,439
130,683	6.000	11/01/37	138,656
8,705	5.500	12/01/37	9,164
138,446	6.000	12/01/37	147,209
713,438	5.500	01/01/38	750,526
73,934	6.000	01/01/38	78,446
299,447	5.000	02/01/38	308,069
640,536	5.500	02/01/38	673,270
90,563	6.000	02/01/38	96,357
2,342,331	5.500	03/01/38	2,462,641
55,861	6.000	03/01/38	59,427
2,220,288	5.500	04/01/38	2,333,732
1,677,999	5.500	05/01/38	1,770,276
3,578,099	6.000	05/01/38	3,795,456

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date		Value

Mortgage-Backed Obligations – (continued)
FNMA – (continued)

$4,053,719	5.500%	06/01/38		$4,257,713
60,770	6.000	06/01/38		64,595
325,513	5.500	07/01/38		343,408
175,397	6.000	07/01/38		186,300
542,491	5.500	08/01/38		571,770
659,215	6.000	08/01/38		699,152
1,114,369	5.500	09/01/38		1,176,762
166,290	6.000	09/01/38		175,864
553,255	5.500	10/01/38		581,932
11,794,589	6.000	10/01/38		12,506,871
459,399	5.500	11/01/38		485,527
2,389,278	6.000	11/01/38		2,533,568
849,986	5.500	12/01/38		896,118
2,102,805	6.000	12/01/38		2,229,794
3,755,134	5.500	01/01/39		3,966,638
1,016,378	6.000	01/01/39		1,077,757
270,037	5.000	02/01/39		280,295
63,637	5.500	02/01/39		67,203
22,759,766	6.000	02/01/39		24,148,467
3,966,087	4.500	03/01/39		3,966,913
79,005	5.000	03/01/39		81,955
79,155	5.500	03/01/39		83,593
209,997	5.000	04/01/39		217,872
29,379	5.500	04/01/39		31,025
1,361,299	5.000	05/01/39		1,413,042
67,805	5.500	05/01/39		71,330
381,741	4.500	06/01/39		387,870
5,289,229	5.000	06/01/39		5,471,585
47,843	5.500	06/01/39		50,675
530,661	4.500	07/01/39		539,230
2,885,941	5.000	07/01/39		2,991,837
820,592	4.500	08/01/39		833,669
633,960	5.000	08/01/39		657,898
1,600,000	4.500	09/01/39		1,626,000
7,137,756	5.000	09/01/39		7,406,711
7,362,380	4.500	10/01/39		7,478,230
8,712,763	5.000	10/01/39		9,021,690
12,000,000	4.500	TBA-30yr	(g)	12,149,052
2,000,000	5.000	TBA-30yr	(g)	2,065,624
30,000,000	5.500	TBA-30yr	(g)	31,378,140
18,000,000	6.000	TBA-30yr	(g)	18,828,750

				300,396,596

GNMA – 4.9%
6,583,943	6.000	08/15/38		6,964,577
4,380,930	6.000	09/15/38		4,634,202
38,254	6.000	10/15/38		40,786
142,883	6.000	11/15/38		152,086
1,207,606	6.000	12/15/38		1,280,060
2,927,400	6.000	01/15/39		3,098,266
2,038,415	5.000	04/15/39		2,122,294
4,079,508	5.000	05/15/39		4,245,684
6,272,816	4.500	06/15/39		6,380,876
6,103,353	5.000	06/15/39		6,352,894
996,521	4.500	07/15/39		1,013,687
1,220,380	5.000	07/15/39		1,269,813

5,694,053	5.000	08/15/39		5,913,567
3,000,000	4.500	09/15/39		3,050,625
18,900,000	5.000	09/15/39		19,601,072
6,000,000	5.000	TBA-30yr	(g)	6,208,128

				72,328,617

TOTAL FEDERAL AGENCIES				$499,294,767

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $876,560,798)				$778,010,105

Agency Debentures – 1.2%

FHLB
$5,250,000	4.500%	09/13/19		$5,417,228
FHLMC(h)
9,300,000	4.750	11/17/15		10,158,669
FNMA
800,000	0.000 (i)	10/09/19		447,164
306,000	5.000	06/16/28		294,318
Small Business Administration
319,783	6.300	06/01/18		345,244

TOTAL AGENCY DEBENTURES
(Cost $16,556,699)				$16,662,623

Asset-Backed Securities – 1.9%

Home Equity – 1.7%
CIT Mortgage Loan Trust Series 2007-1, Class 2A2(b)(c)
$3,400,000	1.496%	10/25/37		$1,393,655
CIT Mortgage Loan Trust Series 2007-1, Class 2A3(b)(c)
6,500,000	1.696	10/25/37		2,425,774
Countrywide Home Equity Loan Trust Series 2002-E, Class A(c)
875,714	0.503	10/15/28		608,759
Countrywide Home Equity Loan Trust Series 2004-G, Class 2A(c)
518,707	0.463	12/15/29		215,676
Countrywide Home Equity Loan Trust Series 2006-HW, Class 2A1B(c)
14,195,230	0.393	11/15/36		8,711,696
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 1A1
1,843,371	7.000	09/25/37		1,092,041
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 2A1
2,407,432	7.000	09/25/37		998,927
Household Home Equity Loan Trust Series 2007-3, Class APT(c)
9,252,978	1.446	11/20/36		7,518,038
Impac CMB Trust Series 2004-08, Class 1A(c)
728,640	0.966	10/25/34		327,540
Impac CMB Trust Series 2004-10, Class 2A(c)
927,580	0.886	03/25/35		421,653

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)
September 30, 2009 (Unaudited)

Principal	Interest		Maturity
Amount	Rate		Date	Value

Asset-Backed Securities – (continued)
Home Equity – (continued)

Morgan Stanley Capital, Inc. Series 2004-HE1, Class A4(c)
$4,071,384	0.986%		01/25/34	$1,979,227

				25,692,986

Manufactured Housing – 0.1%
Mid-State Trust Series 4, Class A
1,218,569	8.330		04/01/30	1,183,651

Utilities – 0.1%
Massachusetts RRB Special Purpose Trust Series 1999-1, Class A5
1,240,971	7.030		03/15/12	1,277,774

TOTAL ASSET-BACKED SECURITIES
(Cost $46,986,142)				$28,154,411

Foreign Debt Obligations – 5.0%

Sovereign – 2.5%
Federal Republic of Brazil
$1,710,000	8.250%		01/20/34	$2,254,635
1,460,000	7.125		01/20/37	1,741,050
Ontario Province of Canada
2,800,000	4.100		06/16/14	2,960,342
Societe Financement de l’Economie Francaise(b)
18,900,000	3.375		05/05/14	19,506,343
State of Qatar
2,000,000	5.150		04/09/14	2,095,000
Swedish Export Credit
8,700,000	3.250		09/16/14	8,752,979

				37,310,349

Supranational – 2.5%
European Investment Bank
14,500,000	3.000		04/08/14	14,838,416
4,200,000	3.125		06/04/14	4,298,024
Inter-American Development Bank
2,300,000	3.000		04/22/14	2,343,415
International Bank for Reconstruction & Development(j)
15,000,000	1.400		04/14/11	15,081,775

				36,561,630

TOTAL FOREIGN DEBT OBLIGATIONS
(Cost $72,239,884)				$73,871,979

Municipal Debt Obligations – 0.4%

California – 0.4%
California State GO Bonds Build America Taxable Series 2009
$1,825,000	7.500%		04/01/34	$2,006,533
3,850,000	7.550		04/01/39	4,284,511

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost $5,861,687)				$6,291,044

Government Guarantee Obligations – 12.3%

ANZ National (International) Ltd.(b)(k)
$12,500,000	3.250%		04/02/12	$12,925,059
Citigroup Funding, Inc.(l)
9,900,000	1.875		10/22/12	9,925,988
15,800,000	1.875		11/15/12	15,772,824
8,500,000	2.250		12/10/12	8,614,444
General Electric Capital Corp.(l)
10,700,000	2.000		09/28/12	10,759,631
13,700,000	2.625		12/28/12	14,036,349
Israel Government AID Bond(l)
4,000,000	5.500		09/18/33	4,384,208
Kreditanstalt fuer Wiederaufbau MTN(k)
14,000,000	4.750		05/15/12	15,115,674
17,000,000	4.000		10/15/13	18,034,875
LeasePlan Corp. NV(b)(k)
9,000,000	3.000		05/07/12	9,169,348
Macquarie Bank Ltd.(b)(k)
13,800,000	3.300		07/17/14	13,751,442
Royal Bank of Scotland Group PLC(b)(k)
16,100,000	2.625		05/11/12	16,218,975
Societe Financement de l’Economie Francaise(b)(k)
14,000,000	2.375		03/26/12	14,211,933
17,200,000	2.875		09/22/14	17,235,260

TOTAL GOVERNMENT GUARANTEE OBLIGATIONS
(Cost $178,419,899)				$180,156,010

U.S. Treasury Obligations – 4.6%

United States Treasury Bonds
$2,700,000	4.250	%(h)	05/15/39	$2,793,234
10,200,000	4.500		08/15/39	10,996,875
United States Treasury Inflation Protected Securities
17,933,292	1.625		01/15/15	18,269,541
5,154,082	2.000		01/15/16	5,347,361
2,346,102	2.500		07/15/16	2,514,728
2,729,637	3.625	(h)	04/15/28	3,374,513
United States Treasury Note
13,000,000	3.000		08/31/16	13,077,194
United States Treasury Principal-Only STRIPS(i)
4,600,000	0.000		05/15/20	3,073,002
4,400,000	0.000		08/15/20	2,897,985
2,800,000	0.000		05/15/21	1,768,068
4,600,000	0.000		11/15/21	2,827,234
400,000	0.000		08/15/27	187,589

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $65,178,269)				$67,127,324

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENT
(Cost $1,574,521,317)				$1,472,059,343

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Repurchase Agreement(m) – 5.6%

Joint Repurchase Agreement Account II
$82,700,000	0.061%	10/01/09	$82,700,000
Maturity Value: $82,700,140
(Cost $82,700,000)

TOTAL INVESTMENTS – 105.9%
(Cost $1,657,221,317)			$1,554,759,343

LIABILITIES IN EXCESS OF OTHER ASSETS – (5.9)%			(86,391,679)

NET ASSETS – 100.0%			$1,468,367,664

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Securities with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(b)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $189,442,281, which represents approximately 12.9% of net assets as of September 30, 2009.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2009.

(d)	Securities with “Put” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(e)	Represents security with notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.

(f)	Security is issued with zero coupon and interest rate is contingent upon LIBOR reaching a predetermined level.

(g)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $74,007,538 which represents approximately 5.0% of net assets as of September 30, 2009.

(h)	A portion of this security is segregated as collateral for initial margin requirement on futures transactions.

(i)	Security issued with a zero coupon. Income is recognized through the accretion of discount.

(j)	Coupon increases periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect at September 30, 2009.

(k)	Represents securities which are guaranteed by a foreign government. Total market value of these securities amounts to $116,662,566, which represents approximately 8.0% of net assets as of September 30, 2009.

(l)	This debt is guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program and is backed by the full faith and credit of the United States. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012. Total market value of these securities amounts to $63,493,444, which represents approximately 4.3% of net assets as of September 30, 2009.

(m)	Joint repurchase agreement was entered into on September 30, 2009. Additional information appears on pages 58 and 59.

Investment Abbreviations:
FHLB	—	Federal Home Loan Bank
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association
GNMA	—	Government National Mortgage Association
GO	—	General Obligation
LIBOR	—	London Interbank Offered Rate
MTN	—	Medium-Term Note
REMIC	—	Real Estate Mortgage Investment Conduit
RRB	—	Rate Reduction Bond
STRIPS	—	Separate Trading of Registered Interest and Principal of Securities

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)
September 30, 2009 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At September 30, 2009, the Fund had outstanding forward foreign currency exchange contracts, both to purchase and sell foreign currencies:

Open Forward Foreign Currency	Contract	Expiration	Value on	Current	Unrealized
Exchange Contracts with Unrealized Gain	Type	Date	Settlement Date	Value	Gain

Australian Dollar	Purchase	12/16/09	$3,423,879	$3,554,002	$130,123
Euro	Purchase	12/16/09	11,982,610	12,160,784	178,174
Euro	Sale	12/16/09	3,894,381	3,884,850	9,531
Japanese Yen	Purchase	12/16/09	6,117,000	6,238,917	121,917
New Zealand Dollar	Purchase	12/16/09	7,128,843	7,565,419	436,576
Norwegian Krone	Purchase	12/16/09	2,930,000	2,953,217	23,217
Swedish Krona	Purchase	12/16/09	3,700,317	3,749,414	49,097

TOTAL					$948,635

Open Forward Foreign Currency	Contract	Expiration	Value on	Current	Unrealized
Exchange Contracts with Unrealized Loss	Type	Date	Settlement Date	Value	Loss

British Pound	Purchase	12/16/09	$5,984,461	$5,906,219	$(78,242)
Euro	Sale	10/13/09	7,586,603	7,807,023	(220,420)
Euro	Purchase	12/16/09	978,542	970,115	(8,427)
Euro	Sale	12/16/09	2,506,194	2,582,584	(76,390)
Japanese Yen	Sale	12/16/09	11,829,294	12,360,896	(531,602)
New Zealand Dollar	Sale	12/16/09	1,886,923	2,015,701	(128,778)
Swiss Franc	Sale	12/16/09	5,142,575	5,293,705	(151,130)

TOTAL					$(1,194,989)

Open Forward Foreign Currency
Exchange Cross Contracts with Unrealized	Expiration	Purchase	Sale	Unrealized
Gain (Purchase/Sale)	Date	Current Value	Current Value	Gain

Australian Dollar/Canadian Dollar	12/16/09	$993,861	$992,825	$1,036
Australian Dollar/Euro	12/16/09	2,005,686	1,981,200	24,486
Canadian Dollar/Euro	12/16/09	4,125,578	4,101,407	24,171
Euro/British Pound	12/16/09	4,830,090	4,740,909	89,181
Euro/Swedish Krona	12/16/09	1,934,377	1,910,989	23,388
New Zealand Dollar/Euro	12/16/09	995,196	968,652	26,544
Norwegian Krone/Euro	12/16/09	3,137,488	3,097,637	39,851
Norwegian Krone/Swedish Krona	12/16/09	1,196,530	1,194,226	2,304
Swiss Franc/Euro	12/16/09	1,989,686	1,986,177	3,509

TOTAL				$234,470

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS (continued)

Open Forward Foreign Currency
Exchange Cross Contracts with Unrealized Loss	Expiration	Purchase	Sale	Unrealized
(Purchase/Sale)	Date	Current Value	Current Value	Loss

Australian Dollar/New Zealand Dollar	12/16/09	$1,936,889	$1,949,812	$(12,923)
British Pound/Euro	12/16/09	1,183,564	1,192,524	(8,960)
Canadian Dollar/Euro	12/16/09	1,562,071	1,577,351	(15,280)
Canadian Dollar/Japanese Yen	12/16/09	1,142,433	1,174,224	(31,791)
Euro/Australian Dollar	12/16/09	3,873,144	3,988,395	(115,251)
Euro/Canadian Dollar	12/16/09	1,949,009	1,994,213	(45,204)
Euro/New Zealand Dollar	12/16/09	4,916,420	4,979,711	(63,291)
Euro/Norwegian Krone	12/16/09	1,886,906	1,943,909	(57,003)
New Zealand Dollar/Euro	12/16/09	1,587,252	1,587,594	(342)
Swedish Krona/Euro	12/16/09	1,932,918	1,946,083	(13,165)

TOTAL				$(363,210)

FORWARD SALES CONTRACT — At September 30, 2009, the Fund had the following forward sales contract:

	Interest	Maturity	Settlement	Principal
Description	Rate	Date	Date	Amount	Value

GNMA (Proceeds Receivable $13,705,352)	6.000%	TBA-15yr(g)	10/21/09	$13,000,000	$13,723,125

FUTURES CONTRACTS — At September 30, 2009, the following futures contracts were open:

	Number of
	Contracts	Settlement	Notional	Unrealized
Type	Long (Short)	Month	Value	Gain (Loss)

Eurodollars	116	November 2009	$28,902,850	$12,933
Eurodollars	106	December 2009	26,401,950	165,882
Eurodollars	(4)	September 2010	(986,350)	(596)
Eurodollars	(1)	December 2010	(245,612)	(201)
2 Year U.S. Treasury Notes	252	December 2009	54,676,125	274,639
5 Year U.S. Treasury Notes	(661)	December 2009	(76,737,969)	(386,598)
10 Year U.S. Treasury Notes	1,502	December 2009	177,728,844	2,559,605
30 Year U.S. Treasury Bonds	880	December 2009	106,810,000	2,249,291

TOTAL				$4,874,955

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)
September 30, 2009 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At September 30, 2009, the Fund had outstanding swap contracts with the following terms:

INTEREST RATE SWAP CONTRACTS

				Rates Exchanged
	Notional			Payments	Payments		Upfront Payments
	Amount		Termination	received by	made by	Market	made (received)	Unrealized
Swap Counterparty	(000s)		Date	the Fund	the Fund	Value	by the Fund	Gain (Loss)

Banc of America Securities LLC	$65,000		04/19/12	4.547%	3 month LIBOR	$5,999,283	$—	$5,999,283
	11,000		05/25/15	4.533	3 month LIBOR	1,164,949	—	1,164,949
	25,000		10/19/15	4.965	3 month LIBOR	3,420,274	—	3,420,274
	9,700	(a)	12/16/16	3 month LIBOR	3.250%	(15,281)	89,131	(104,412)
	13,000	(a)	12/16/16	3 month LIBOR	3.250	(20,479)	122,254	(142,733)
	13,900	(a)	12/16/16	3 month LIBOR	3.250	(21,897)	344,720	(366,617)
	16,700	(a)	12/16/16	3 month LIBOR	3.250	(26,308)	282,905	(309,213)
	20,200	(a)	12/16/16	3 month LIBOR	3.250	(31,821)	427,432	(459,253)
	20,700	(a)	12/16/16	3 month LIBOR	3.250	(32,609)	362,250	(394,859)
	21,000	(a)	12/16/16	3 month LIBOR	3.250	(33,081)	333,498	(366,579)
	27,800	(a)	12/16/16	3 month LIBOR	3.250	(43,794)	704,730	(748,524)
	51,800	(a)	08/14/17	4.955	3 month LIBOR	1,754,559	—	1,754,559
	80,000		03/23/20	3 month LIBOR	5.108	(11,661,083)	—	(11,661,083)
	29,100	(a)	08/15/22	3 month LIBOR	5.078	(1,646,261)	—	(1,646,261)
Credit Suisse First Boston Corp	4,500	(a)	12/17/29	3 month LIBOR	4.000	(49,751)	126,944	(176,695)
Deutsche Bank Securities, Inc.	24,900	(a)	09/05/17	4.568	3 month LIBOR	418,655	—	418,655
	14,600	(a)	09/06/22	3 month LIBOR	4.710	(404,603)	—	(404,603)
JPMorgan Securities, Inc.	34,900	(a)	12/16/19	3.500	3 month LIBOR	(156,550)	(417,589)	261,039
	11,600	(a)	12/17/29	3 month LIBOR	4.000	(128,247)	(205,668)	77,421

TOTAL						$(1,514,045)	$2,170,607	$(3,684,652)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2009.

CREDIT DEFAULT SWAP CONTRACTS

		Notional				Upfront Payments
		Amount	Rates received	Termination	Market	made (received)	Unrealized
Swap Counterparty	Referenced Obligation	(000s)	(paid) by Fund	Date	Value	by the Fund	Gain (Loss)

Protection Purchased:

Deutsche Bank Securities, Inc.	CDX North America Investment Grade Index	$51,000	(1.500)%	12/20/13	$(443,238)	$1,395,290	$(1,838,528)
	CDX North America Investment Grade Index	12,600	(1.000)	12/20/14	(3,500)	—	(3,500)
	CDX North America Investment Grade Index	17,800	(1.000)	12/20/14	4,084	(34,229)	38,313

TOTAL					$(442,654)	$1,361,061	$(1,803,715)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

Schedule of Investments
September 30, 2009 (Unaudited)

Principal	Interest		Maturity
Amount	Rate		Date	Value

Corporate Obligations – 17.6%

Automotive – 0.3%
GMAC LLC
$625,000	6.875%		09/15/11	$588,181

Banks – 3.7%
ANZ Capital Trust I(a)(b)
250,000	4.484		01/29/49	245,846
ANZ Capital Trust II(a)(b)
175,000	5.360		12/29/49	158,192
Bank of America Corp.(a)
75,000	7.625		06/01/19	84,509
Bank of America NA
1,575,000	6.100		06/15/17	1,584,173
Barclays Bank PLC
900,000	6.750		05/22/19	1,006,591
Citigroup, Inc.
225,000	4.125		02/22/10	227,266
HSBC Holdings PLC
500,000	6.800		06/01/38	561,054
JPMorgan Chase & Co.
400,000	6.000		10/01/17	420,700
100,000	6.300		04/23/19	109,173
350,000	7.900	(a)(c)	04/30/49	336,060
JPMorgan Chase Capital XXII Series V(a)
250,000	6.450		02/02/37	231,250
MUFG Capital Finance 1 Ltd.(a)(c)
250,000	6.346		07/29/49	225,000
PNC Bank NA
250,000	6.875		04/01/18	270,306
Resona Preferred Global Securities Ltd.(a)(b)(c)
300,000	7.191		12/29/49	249,000
Royal Bank of Scotland Group PLC
600,000	4.875	(b)	08/25/14	609,222
175,000	9.118	(a)	03/31/49	161,875
UFJ Finance Aruba AEC
30,000	6.750		07/15/13	33,000
US Bank NA(a)(c)
EUR 200,000	4.375		02/28/17	271,990
Wachovia Bank NA
$150,000	6.600		01/15/38	164,653
Wachovia Corp.
500,000	5.500		05/01/13	536,204
Wells Fargo & Co.
100,000	5.625		12/11/17	104,781
Wells Fargo Capital XIII(a)(c)
300,000	7.700		03/26/49	264,000

				7,854,845

Brokerage – 1.3%
Merrill Lynch & Co., Inc.
150,000	5.450		02/05/13	156,324
200,000	6.400		08/28/17	202,553
700,000	6.875		04/25/18	737,669

Morgan Stanley & Co.
550,000	0.788	%(c)	01/09/12	535,931
325,000	6.625	(a)	04/01/18	343,242
525,000	7.300	(a)	05/13/19	577,644
250,000	5.625	(a)	09/23/19	246,938

				2,800,301

Captive Financial – 0.1%
International Lease Finance Corp.
125,000	4.950		02/01/11	114,458

Chemicals(a) – 0.3%
The Dow Chemical Co.
500,000	7.600		05/15/14	553,125
175,000	5.900		02/15/15	179,617

				732,742

Consumer Products(a) – 0.1%
Whirlpool Corp.
75,000	8.000		05/01/12	80,955
100,000	8.600		05/01/14	111,863

				192,818

Distributors(a)(b) – 0.3%
Ras Laffan Liquefied Natural Gas Co. Ltd. III
250,000	6.750		09/30/19	280,321
Southern Star Central Gas Pipeline, Inc.
300,000	6.000		06/01/16	284,848

				565,169

Electric(a) – 2.0%
AEP Texas Central Co.
115,000	6.650		02/15/33	123,575
Arizona Public Service Co.
150,000	6.250		08/01/16	155,374
325,000	8.750		03/01/19	393,489
Commonwealth Edison Co.
75,000	5.800		03/15/18	81,024
150,000	5.875		02/01/33	158,366
125,000	5.900		03/15/36	132,845
Enel Finance International SA(b)
525,000	5.125		10/07/19	522,690
FirstEnergy Corp.
300,000	7.375		11/15/31	336,278
MidAmerican Energy Holdings Co.
75,000	5.750		04/01/18	80,955
225,000	6.125		04/01/36	239,678
Nevada Power Co.
225,000	7.125		03/15/19	255,929
Niagara Mohawk Power Corp.(b)
720,000	4.881		08/15/19	735,335
NiSource Finance Corp.
125,000	10.750		03/15/16	146,963
Pacific Gas & Electric Co.
175,000	6.250		03/01/39	200,223

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

Schedule of Investments (continued)
September 30, 2009 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Corporate Obligations – (continued)
Electric(a) – (continued)

Progress Energy, Inc.
$100,000	5.625%	01/15/16	$105,490
150,000	7.050	03/15/19	174,651
Puget Sound Energy, Inc.(c)
250,000	6.974	06/01/67	200,805
Scottish Power PLC
125,000	4.910	03/15/10	127,275

			4,170,945

Energy – 1.1%
Canadian Natural Resources Ltd.(a)
175,000	5.700	05/15/17	184,282
75,000	6.500	02/15/37	81,635
Dolphin Energy Ltd.(a)(b)
240,000	5.888	06/15/19	242,551
Halliburton Co.(b)
25,000	7.600	08/15/96	28,990
Nexen, Inc.(a)
350,000	6.400	05/15/37	340,738
Petro-Canada(a)
550,000	6.050	05/15/18	575,904
Petroleos Mexicanos(a)
370,000	8.000	05/03/19	422,540
Transocean, Inc.(a)
175,000	6.800	03/15/38	197,972
XTO Energy, Inc.(a)
225,000	6.500	12/15/18	248,392

			2,323,004

Entertainment(a) – 0.1%
Universal City Development Partners
125,000	11.750	04/01/10	125,000

Food & Beverage(a) – 0.4%
Anheuser-Busch InBev Worldwide, Inc.(b)
700,000	7.750	01/15/19	828,282
Land O’ Lakes, Inc.
125,000	8.750	11/15/11	125,000

			953,282

Health Care-Medical Products – 0.5%
Agilent Technologies, Inc.(a)
525,000	5.500	09/14/15	540,034
Boston Scientific Corp.(a)
125,000	7.000	11/15/35	114,531
CareFusion Corp.(b)
325,000	6.375	08/01/19	352,481

			1,007,046

Health Care-Services(a)(b) – 0.1%
HCA, Inc.
250,000	7.875	02/15/20	251,875

Industrial(a)(d) – 0.0%
Allied Waste Industries, Inc.
60,000	4.250	04/15/34	59,416

Life Insurance(a)(b) – 0.1%
Americo Life, Inc.
50,000	7.875	05/01/13	34,753
Phoenix Life Insurance Co.
100,000	7.150	12/15/34	23,750
Symetra Financial Corp.
100,000	6.125	04/01/16	84,783

			143,286

Media-Cable – 0.6%
Comcast Cable Communications Holdings, Inc.
200,000	10.625	07/15/12	238,413
175,000	9.455	11/15/22	224,875
Cox Communications, Inc.(a)(b)
150,000	5.875	12/01/16	157,669
300,000	6.250	06/01/18	318,272
CSC Holdings, Inc. Series B
250,000	7.625	04/01/11	260,625
EchoStar DBS Corp.(a)
125,000	7.125	02/01/16	124,062

			1,323,916

Media-Non Cable(a) – 0.3%
DIRECTV Holdings LLC(b)
250,000	5.875	10/01/19	249,372
Thomson Reuters Corp.
275,000	6.500	07/15/18	310,898

			560,270

Metals & Mining(a) – 0.5%
Anglo American Capital PLC(b)
600,000	9.375	04/08/19	729,000
ArcelorMittal
325,000	6.125	06/01/18	320,176

			1,049,176

Noncaptive-Financial – 0.6%
Pemex Project Funding Master Trust
10,000	9.125	10/13/10	10,650
SLM Corp.
300,000	5.450	04/25/11	283,586
The Bear Stearns Cos. LLC
50,000	6.400	10/02/17	54,200
825,000	7.250	02/01/18	943,450
VIP Finance Ireland Ltd. for OJSC Vimpel Communications
100,000	9.125	04/30/18	104,750

			1,396,636

Packaging(a)(c) – 0.1%
Impress Holdings BV
EUR 125,000	4.121	09/15/13	171,157

Pharmaceuticals(a)(b) – 0.2%
Roche Holdings, Inc.
$425,000	6.000	03/01/19	473,084

Pipelines – 1.9%
Boardwalk Pipelines LP(a)
175,000	5.875	11/15/16	177,687

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

Principal	Interest		Maturity
Amount	Rate		Date	Value

Corporate Obligations – (continued)
Pipelines – (continued)

Buckeye Partners LP(a)
$475,000	5.500%		08/15/19	$485,488
DCP Midstream LLC(a)(b)
325,000	9.750		03/15/19	388,252
El Paso Corp.(a)
500	7.750		01/15/32	460
Energy Transfer Partners LP(a)
400,000	5.950		02/01/15	423,129
125,000	6.700		07/01/18	134,754
Enterprise Products Operating LP(a)
125,000	5.600		10/15/14	132,178
225,000	5.000		03/01/15	229,597
100,000	7.034	(c)	01/15/68	87,572
Gulf South Pipeline Co. LP(a)(b)
175,000	6.300		08/15/17	179,894
Magellan Midstream Partners LP(a)
425,000	6.550		07/15/19	472,268
ONEOK Partners LP(a)
125,000	6.650		10/01/36	129,856
Southern Natural Gas Co.(a)(b)
50,000	5.900		04/01/17	51,495
Tennessee Gas Pipeline Co.
325,000	7.625		04/01/37	367,063
TEPPCO Partners LP(a)
275,000	6.650		04/15/18	298,044
The Williams Cos., Inc.(a)
533,000	7.875		09/01/21	578,793

				4,136,530

Property/Casualty Insurance – 0.6%
CNA Financial Corp.
150,000	7.250		11/15/23	124,623
Endurance Specialty Holdings Ltd.(a)
75,000	6.150		10/15/15	78,576
150,000	7.000		07/15/34	134,088
QBE Insurance Group Ltd.(b)
122,000	9.750		03/14/14	138,483
Swiss Re Capital I LP(a)(b)(c)
100,000	6.854		05/29/49	75,000
The Chubb Corp.(a)
75,000	6.500		05/15/38	88,422
125,000	6.375	(c)	03/29/67	112,500
ZFS Finance USA Trust I(a)(b)(c)
500,000	6.150		12/15/65	450,000

				1,201,692

Real Estate Investment Trust(a) – 0.3%
Simon Property Group LP
450,000	6.125		05/30/18	453,409
WEA Finance LLC/WT Finance Australia Property Ltd.(b)
150,000	7.500		06/02/14	161,655
Westfield Capital Corp.(b)
150,000	5.125		11/15/14	146,019

				761,083

Technology(a) – 0.1%
Fiserv, Inc.
225,000	6.125		11/20/12	243,528

Tobacco – 0.4%
Altria Group, Inc.
225,000	9.700		11/10/18	279,463
BAT International Finance PLC(a)(b)
200,000	9.500		11/15/18	259,405
Philip Morris International, Inc.
250,000	5.650		05/16/18	266,104

				804,972

Wireless Telecommunications(a) – 0.8%
AT&T, Inc.
725,000	6.400		05/15/38	769,632
Hellas Telecommunications Luxembourg V(c)
EUR 125,000	4.496		10/15/12	159,139
Inmarsat Finance II PLC(e)
$125,000	10.375		11/15/12	129,375
Rogers Communications, Inc.
225,000	6.800		08/15/18	252,508
Sprint Capital Corp.
125,000	8.375		03/15/12	129,375
Verizon Wireless Capital LLC(b)
150,000	8.500		11/15/18	187,295

				1,627,324

Wirelines Telecommunications – 0.8%
New England Telephone & Telegraph Co.(d)
5,000	7.875		11/15/29	5,675
Nordic Telephone Co. Holdings(a)
EUR 125,000	8.250		05/01/16	192,065
Qtel International Finance Ltd.(b)
$140,000	6.500		06/10/14	152,950
Qwest Capital Funding, Inc.(a)
250,000	7.250		02/15/11	250,000
Telecom Italia Capital(a)
300,000	7.721		06/04/38	356,238
Telecom Italia Capital SA(a)
175,000	6.200		07/18/11	186,262
Verizon Communications, Inc.(a)
300,000	6.400		02/15/38	322,798
150,000	8.950		03/01/39	205,495

				1,671,483

TOTAL CORPORATE OBLIGATIONS
(Cost $35,342,883)				$37,303,219

Mortgage-Backed Obligations – 48.6%

Adjustable Rate Non-Agency(c) – 7.7%
Adjustable Rate Mortgage Trust Series 2004-5, Class 2A1
$137,079	5.007%		04/25/35	$115,358
American Home Mortgage Assets Series 2007-1, Class A1
787,348	1.601		02/25/47	353,779

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

Schedule of Investments (continued)
September 30, 2009 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – (continued)
Adjustable Rate Non-Agency(c) – (continued)

Bear Stearns Adjustable Rate Mortgage Trust Series 2004-1, Class 21A1
$120,159	4.217%	04/25/34	$101,186
Bear Stearns Adjustable Rate Mortgage Trust Series 2005-03, Class 2A1
445,805	5.086	06/25/35	336,478
Countrywide Alternative Loan Trust Series 2005-38, Class A3
316,691	0.596	09/25/35	174,923
Countrywide Alternative Loan Trust Series 2006-0A21, Class A1
718,526	0.436	03/20/47	339,264
Countrywide Home Loan Trust Series 2004-HYB5, Class 2A1
262,777	3.885	04/20/35	238,895
Countrywide Home Loan Trust Series 2004-HYB6, Class A2
155,456	4.377	11/20/34	118,244
Countrywide Home Loan Trust Series 2005-HYB4, Class 2A1
672,099	4.864	08/20/35	499,127
Downey Savings & Loan Association Mortgage Loan Trust Series 2006-AR1, Class 2A1A
2,661,990	1.841	04/19/47	1,378,480
First Horizon Mortgage Pass-Through Trust Series 2004-AR6, Class 2A1
60,313	4.750	12/25/34	52,754
GMAC Mortgage Corp. Loan Trust Series 2004-AR1, Class 12A
222,806	4.720	06/25/34	194,201
Harborview Mortgage Loan Trust Series 2005-14, Class 5A1A
661,047	5.724	12/19/35	425,883
Harborview Mortgage Loan Trust Series 2006-10, Class 2A1A
661,155	0.426	11/19/36	329,799
Harborview Mortgage Loan Trust Series 2006-12, Class 2A2A
1,394,818	0.436	01/19/38	736,567
Harborview Mortgage Loan Trust Series 2006-14, Class 2A1A
3,735,216	0.396	01/25/47	1,918,893
Indymac Index Mortgage Loan Trust Series 2005-AR13, Class 4A1
427,415	5.186	08/25/35	290,422
JPMorgan Mortgage Trust Series 2005-A4, Class 2A1
514,633	5.055	07/25/35	407,173
Lehman XS Trust Series 2006-2N, Class 1A1
1,418,183	0.506	02/25/46	726,850
Lehman XS Trust Series 2007-16N, Class 2A2
1,350,136	1.096	09/25/47	637,537
Lehman XS Trust Series 2007-4N, Class 1A1
1,697,863	0.376	03/25/47	1,007,875
Master Adjustable Rate Mortgages Trust Series 2004-9, Class 2A1
2,191	0.626	11/25/34	1,809
Master Adjustable Rate Mortgages Trust Series 2006-A2, Class 4A1B
713,593	2.251	12/25/46	228,908
Morgan Stanley Mortgage Loan Trust Series 2004-8AR, Class 4A1
578,928	3.539	10/25/34	472,395
Residential Accredit Loans, Inc. Series 2005-Q05, Class A1
498,750	1.901	01/25/46	269,277

Residential Accredit Loans, Inc. Series 2007-QH9, Class A1
928,090	6.521	11/25/37	405,284
Residential Funding Mortgage Securities I Series 2005-SA4, Class 2A1
555,594	5.210	09/25/35	429,786
Residential Funding Mortgage Securities I Series 2005-SA4, Class 2A2
630,046	5.190	09/25/35	523,797
Structured Adjustable Rate Mortgage Loan Trust Series 2004-05, Class 3A1
205,705	3.734	05/25/34	174,213
Structured Adjustable Rate Mortgage Loan Trust Series 2004-12, Class 3A2
80,981	3.396	09/25/34	68,073
Structured Adjustable Rate Mortgage Loan Trust Series 2004-16, Class 3A1
378,944	5.089	11/25/34	318,592
Structured Adjustable Rate Mortgage Loan Trust Series 2005-22, Class 1A4
3,000,000	5.250	12/25/35	985,667
Structured Adjustable Rate Mortgage Loan Trust Series 2006-1, Class 5A2
1,000,000	5.250	02/25/36	510,413
Washington Mutual Asset-Backed Certificates Series 2007-HE1, Class 2A3
3,000,000	0.396	01/25/37	869,906
Washington Mutual Mortgage Pass-Through Certificates Series 2004-AR03, Class A2
236,023	3.137	06/25/34	220,757
Washington Mutual Mortgage Pass-Through Certificates Series 2006-AR2, Class 1A1
639,100	5.279	03/25/37	474,117

			16,336,682

Collateralized Mortgage Obligations – 5.4%
Planned Amortization Class – 0.2%
FNMA REMIC Series 2005-70, Class PA
442,449	5.500	08/25/35	470,358

Regular Floater(c) – 1.7%
FHLMC REMIC Series 3038, Class XA(f)
49,318	0.000	09/15/35	44,949
FHLMC REMIC Series 3167, Class X(f)
12,245	0.000	06/15/36	11,849
FHLMC REMIC Series 3266, Class F
2,669,694	0.543	01/15/37	2,600,593
FNMA REMIC Series 2007-2, Class FM
969,705	0.496	02/25/37	945,269

			3,602,660

Sequential Fixed Rate – 3.5%
Banc of America Funding Corp. Series 2007-E, Class 4A1
1,426,120	5.763	07/20/47	942,172
Bear Stearns Alt-A Trust Series 2006-6, Class 1A1
2,137,880	0.406	11/25/36	800,033

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – (continued)
Sequential Fixed Rate – (continued)

Countrywide Alternative Loan Trust Series 2005-1CB, Class 2A1
$618,817	6.000%	03/25/35	$456,039
Countrywide Alternative Loan Trust Series 2006-0C8, Class 2A3
7,000,000	0.496	11/25/36	847,872
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust Series 2006-AR3, Class A6
7,000,000	0.526	08/25/36	914,554
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust Series 2007-BAR1, Class A3
4,000,000	0.406	03/25/37	1,158,769
FHLMC REMIC Series 3200, Class AD
531,588	5.500	05/15/29	548,399
First Horizon Alternative Mortgage Securities Series 2006-FA8, Class 1A7
1,048,082	6.000	02/25/37	781,693
Residential Funding Mortgage Securities I Series 2007-SA2, Class 2A1
1,439,650	5.653	04/25/37	965,136

			7,414,667

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$11,487,685

Commercial Mortgage-Backed Securities – 4.3%
Sequential Fixed Rate – 4.3%
Banc of America Commercial Mortgage, Inc. Series 2002-2, Class A3
530,000	5.118	07/11/43	545,604
Banc of America Commercial Mortgage, Inc. Series 2005-6, Class A4
1,000,000	5.351	09/10/47	970,778
Banc of America Commercial Mortgage, Inc. Series 2006-2, Class A4
2,000,000	5.929	05/10/45	1,922,683
Bear Stearns Commercial Mortgage Securities Series 2006-PW13, Class A4
1,000,000	5.540	09/11/41	937,442
GMAC Commercial Mortgage Securities, Inc. Series 2000-C3, Class A2
722,349	6.957	09/15/35	751,547
JPMorgan Chase Commercial Mortgage Securities Corp. Series 2005-LDP3, Class A4A
1,000,000	4.936	08/15/42	986,090
JPMorgan Chase Commercial Mortgage Securities Corp. Series 2007-CB18, Class A4
700,000	5.440	06/12/47	601,929
LB-UBS Commercial Mortgage Trust Series 2006-C1, Class A4
1,207,000	5.156	02/15/31	1,122,488

Wachovia Bank Commercial Mortgage Trust Series 2006-C25, Class A5
1,300,000	5.926	05/15/43	1,231,882

			9,070,443

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES			$9,070,443

Federal Agencies – 31.2%
Adjustable Rate FHLMC(c) – 0.4%
564,746	4.815	09/01/35	591,638
271,324	5.740	04/01/37	287,368

			879,006

FHLMC – 10.6%
257,589	5.000	05/01/18	273,908
256,584	5.500	05/01/33	269,984
1,397	5.500	01/01/37	1,470
3,574	5.500	03/01/37	3,781
19,046	5.500	04/01/37	20,106
1,627	5.500	06/01/37	1,723
41,235	5.500	07/01/37	43,358
3,246	5.500	08/01/37	3,413
312,746	6.500	08/01/37	335,835
21,467	6.000	09/01/37	22,905
707,890	6.500	10/01/37	761,148
33,535	5.500	12/01/37	35,340
46,257	5.500	02/01/38	48,790
22,145	6.000	02/01/38	23,625
53,236	5.500	04/01/38	56,194
30,824	5.500	05/01/38	32,536
852,226	6.000	05/01/38	904,258
233,390	5.500	06/01/38	246,403
50,887	5.500	07/01/38	53,336
202,434	6.000	07/01/38	215,692
7,951	5.500	08/01/38	8,365
12,750,044	6.000	08/01/38	13,532,478
799,224	6.500	09/01/38	852,333
17,318	5.500	10/01/38	18,273
23,635	6.000	10/01/38	25,208
73,328	5.500	11/01/38	76,856
170,711	5.500	12/01/38	179,687
36,041	5.500	01/01/39	37,936
13,839	5.500	02/01/39	14,566
681,592	5.000	04/01/39	708,217
2,737	5.500	04/01/39	2,901
133,446	5.000	05/01/39	138,658
1,681,321	5.000	06/01/39	1,741,568
512,141	5.000	07/01/39	531,502
149,149	5.000	08/01/39	154,841
1,000,000	4.500	09/01/39	1,013,021

			22,390,215

FNMA – 16.9%
195,331	4.500	10/01/18	206,275
45,856	4.500	11/01/18	48,425
73,352	4.500	12/01/18	77,462

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

Schedule of Investments (continued)
September 30, 2009 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date		Value

Mortgage-Backed Obligations – (continued)
FNMA – (continued)

$17,360	6.000%	12/01/18		$18,679
45,728	4.500	01/01/19		48,305
177,293	6.000	02/01/19		189,911
279,058	4.500	05/01/19		293,514
266,287	5.000	05/01/19		282,839
361,112	4.000	06/01/19		369,427
139,519	4.500	06/01/19		146,746
98,059	4.500	08/01/19		103,138
348,259	5.000	08/01/19		368,871
252,039	6.000	08/01/19		269,977
317,904	6.000	09/01/19		341,523
603,753	5.500	06/01/20		646,297
3,837,267	5.000	08/01/20		4,054,737
396,780	6.000	12/01/20		426,259
331,242	5.000	01/01/21		350,015
494,566	6.000	04/01/21		530,406
160,249	6.000	06/01/21		171,203
140,831	5.500	07/01/21		149,402
98,634	6.000	07/01/21		105,237
77,689	4.500	11/01/22		80,659
356,403	5.000	07/01/23		373,961
489,429	5.000	08/01/23		515,946
244,251	5.500	09/01/23		259,656
87,908	5.500	10/01/23		93,581
726,853	4.500	12/01/23		754,188
79	6.000	03/01/32		84
521,635	6.000	12/01/32		555,500
7,624	6.000	05/01/33		8,115
33,378	5.000	08/01/33		34,618
4,191	5.500	09/01/33		4,418
3,421	6.000	12/01/33		3,639
5,298	5.500	02/01/34		5,584
83,467	6.000	02/01/34		88,781
848	5.500	04/01/34		895
57,236	5.500	12/01/34		60,293
15,252	6.000	02/01/35		16,216
5,683	6.000	04/01/35		6,038
153,856	6.000	07/01/35		163,794
7,056	5.500	09/01/35		7,430
257,153	5.000	11/01/35		266,312
83,606	6.000	11/01/35		88,733
89,571	6.000	01/01/36		95,177
7,936	6.000	02/01/36		8,415
176,571	4.500	03/01/36		179,565
299,346	5.000	03/01/36		310,008
48,426	6.000	03/01/36		51,468
49,462	6.000	04/01/36		52,588
2,641	6.000	05/01/36		2,800
5,600	6.000	06/01/36		5,939
37,408	6.000	08/01/36		39,748
113,254	6.000	10/01/36		120,341
126,147	6.000	11/01/36		133,903
2,754	5.500	12/01/36		2,895
18,143	5.500	01/01/37		19,072
932	5.500	02/01/37		980
4,821	5.500	03/01/37		5,068

111,920	5.500	04/01/37		117,617
535,740	5.500	05/01/37		562,692
2,108	5.500	05/01/37		2,215
10,159	5.500	06/01/37		10,676
28,447	6.000	06/01/37		30,268
534,271	5.500	07/01/37		563,031
33,992	5.500	10/01/37		35,722
366,652	5.500	11/01/37		383,838
55,978	6.000	12/01/37		59,709
54,996	5.500	01/01/38		57,803
560,072	5.500	02/01/38		586,897
184,709	6.000	02/01/38		196,277
564,152	5.500	03/01/38		592,839
55,861	6.000	03/01/38		59,426
504,046	5.500	04/01/38		529,731
82,204	5.000	05/01/38		84,985
61,793	5.500	05/01/38		64,941
26,653	6.000	05/01/38		28,425
386,266	5.500	06/01/38		406,071
23,534	6.000	06/01/38		25,099
552,122	5.500	07/01/38		580,908
53,816	6.000	07/01/38		57,377
351,347	5.500	08/01/38		369,451
244,029	6.000	08/01/38		258,892
41,813	5.500	09/01/38		43,948
281,327	6.000	09/01/38		298,317
229,850	5.500	10/01/38		241,677
132,799	6.000	10/01/38		140,819
146,187	5.500	11/01/38		153,755
973,714	6.000	11/01/38		1,032,518
126,590	5.500	12/01/38		133,172
184,151	5.500	01/01/39		193,724
30,333	5.000	02/01/39		31,513
110,937	5.500	02/01/39		116,427
1,108,153	6.000	02/01/39		1,175,768
933,152	5.000	03/01/39		965,268
9,228	5.500	03/01/39		9,708
30,335	5.000	04/01/39		31,468
205,331	5.000	05/01/39		213,046
75,027	4.500	06/01/39		76,246
102,995	5.000	06/01/39		106,888
91,595	4.500	07/01/39		93,082
240,223	5.000	07/01/39		249,365
132,417	4.500	08/01/39		134,506
61,063	5.000	08/01/39		63,343
200,000	4.500	09/01/39		203,250
459,897	5.000	09/01/39		476,388
700,000	4.500	10/01/39		710,999
1,266,749	5.000	10/01/39		1,312,455
2,000,000	4.500	TBA-30yr	(g)	2,024,844
1,000,000	5.000	TBA-30yr	(g)	1,032,812
5,000,000	5.500	TBA-30yr	(g)	5,229,690

				35,774,942

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – (continued)

GNMA – 3.3%
$16,598	5.500%	05/15/36	$17,468
53,387	5.000	04/15/39	55,572
131,671	5.000	05/15/39	137,020
612,510	5.000	06/15/39	637,565
2,995,632	5.000	08/15/39	3,119,202
1,600,000	5.000	09/15/39	1,659,348
400,000	4.500	09/15/39	406,750
1,000,000	5.000	TBA-30yr (g)	1,034,688

			7,067,613

TOTAL FEDERAL AGENCIES			$66,111,776

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $107,047,761)			$103,006,586

Agency Debentures – 2.1%

FHLB(h)
$2,400,000	4.625%	09/11/20	$2,476,946
FNMA(i)
50,000	0.000	10/09/19	27,948
Private Export Funding Corp.
1,500,000	3.050	10/15/14	1,513,629
Tennessee Valley Authority Series B
400,000	4.375	06/15/15	425,990

TOTAL AGENCY DEBENTURES
(Cost $4,252,364)			$4,444,513

Asset-Backed Securities – 0.4%

Home Equity – 0.4%
Bear Stearns Asset Backed Securities Trust Series 2001-3, Class A2(c)
$17,958	0.646%	10/27/32	$12,718
Bear Stearns Asset Backed Securities Trust Series 2002-2, Class A1(c)
11,351	0.906	10/25/32	7,165
Bear Stearns Asset Backed Securities Trust Series 2003-2, Class A2(c)
2,237	0.696	03/25/43	2,030
CIT Mortgage Loan Trust Series 2007-1, Class 2A1(b)(c)
244,628	1.246	10/25/37	217,923
CIT Mortgage Loan Trust Series 2007-1, Class 2A2(b)(c)
150,000	1.496	10/25/37	61,485
CIT Mortgage Loan Trust Series 2007-1, Class 2A3(b)(c)
250,000	1.696	10/25/37	93,299
CS First Boston Mortgage Securities Corp. Series 2001-HE17, Class A1(c)
1,893	0.866	01/25/32	1,288
First Alliance Mortgage Loan Trust Series 1999-4, Class A2(c)
3,065	1.006	03/20/31	2,091
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 1A1
61,446	7.000	09/25/37	36,401

GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 2A1
103,176	7.000	09/25/37	42,811
Home Equity Asset Trust Series 2002-1, Class A4(c)
257	0.846	11/25/32	154
Household Home Equity Loan Trust Series 2007-3, Class APT(c)
355,884	1.446	11/20/36	289,155
Renaissance Home Equity Loan Trust Series 2003-2, Class A(c)
3,066	0.686	08/25/33	1,784
Renaissance Home Equity Loan Trust Series 2003-3, Class A(c)
9,059	0.746	12/25/33	5,662
Salomon Brothers Mortgage Securities VII Series 2002-CIT1, Class A(c)
812	0.546	03/25/32	456
Wells Fargo Home Equity Trust Series 2005-3, Class AI1A(c)
137,392	0.516	11/25/35	132,752

			907,174

TOTAL ASSET-BACKED SECURITIES
(Cost $1,352,886)			$907,174

Foreign Debt Obligations – 3.1%

Sovereign – 1.8%
Ontario Province of Canada
$500,000	4.100%	06/16/14	$528,633
Republic of Argentina
380,000	7.000	10/03/15	273,452
Republic of Peru
230,000	7.125	03/30/19	266,225
Societe Financement de l’Economie Francaise(b)
900,000	3.375	05/05/14	928,874
State of Qatar
360,000	5.150	04/09/14	377,100
Swedish Export Credit
1,200,000	3.250	09/16/14	1,207,307
United Mexican States
300,000	6.050	01/11/40	302,640

			3,884,231

Supranational – 1.3%
European Investment Bank
1,200,000	3.000	04/08/14	1,228,007
700,000	3.125	06/04/14	716,337
Inter-American Development Bank
700,000	3.000	04/22/14	713,213

			2,657,557

TOTAL FOREIGN DEBT OBLIGATIONS
(Cost $6,269,009)			$6,541,788

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

Schedule of Investments (continued)
September 30, 2009 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Municipal Debt Obligations – 0.4%

California – 0.4%
California State GO Bonds Build America Taxable Series 2009
$300,000	7.500%	04/01/34	$329,841
475,000	7.550	04/01/39	528,608

			858,449

Ohio – 0.0%
Buckeye Tobacco Settlement Financial Authority RB Asset-Backed Senior Turbo Series 2007 A-2
25,000	5.875	06/01/47	20,280

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost $802,475)			$878,729

Government Guarantee Obligations – 12.0%

ANZ National (International) Ltd.(b)(j)
$1,700,000	3.250%	04/02/12	$1,757,808
Bank of America Corp.(k)
800,000	2.100	04/30/12	811,226
Citigroup Funding, Inc.(k)
1,400,000	1.875	10/22/12	1,403,675
2,100,000	1.875	11/15/12	2,096,388
1,200,000	2.250	12/10/12	1,216,157
Citigroup, Inc.(k)
2,200,000	2.125	04/30/12	2,231,137
General Electric Capital Corp.(k)
2,400,000	2.000	09/28/12	2,413,375
1,000,000	2.125	12/21/12	1,009,083
1,800,000	2.625	12/28/12	1,844,192
Israel Government AID Bond(k)
50,000	5.500	04/26/24	55,275
40,000	5.500	09/18/33	43,842
Kreditanstalt fuer Wiederaufbau MTN(j)
1,500,000	4.750	05/15/12	1,619,536
Landwirtschaftliche Rentenbank(j)
2,600,000	4.875	01/10/14	2,828,282
LeasePlan Corp. NV(b)(j)
600,000	3.000	05/07/12	611,290
Macquarie Bank Ltd.(b)(j)
1,900,000	3.300	07/17/14	1,893,314
Royal Bank of Scotland Group PLC(b)(j)
1,200,000	2.625	05/11/12	1,208,868
Societe Financement de l’Economie Francaise(b)(j)
2,300,000	2.875	09/22/14	2,304,715

TOTAL GOVERNMENT GUARANTEE OBLIGATIONS
(Cost $25,073,766)			$25,348,163

U.S. Treasury Obligations – 10.2%

United States Treasury Bond
$800,000	4.250%	05/15/39	$827,625
United States Treasury Inflation Protected Securities
1,127,880	1.625	01/15/15	1,149,028
1,410,591	2.000	01/15/16	1,463,488

1,706,256	2.500	07/15/16	1,828,893
228,506	2.375	01/15/25	239,574
United States Treasury Notes
1,400,000	2.375	09/30/14	1,403,612
4,500,000	3.250	06/30/16	4,609,337
1,500,000	3.000	08/31/16	1,508,907
United States Treasury Principal-Only STRIPS(i)
2,100,000	0.000	08/15/20	1,383,129
5,500,000	0.000	05/15/21	3,472,992
5,900,000	0.000	11/15/26	2,858,190
2,000,000	0.000	02/15/31	815,818

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $20,966,845)			$21,560,593

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENT
(Cost $201,107,989)			$199,990,765

Repurchase Agreement(l) – 10.2%

Joint Repurchase Agreement Account II
$21,600,000	0.061%	10/01/09	$21,600,000
Maturity Value: $21,600,037
(Cost $21,600,000)

TOTAL INVESTMENTS – 104.6%
(Cost $222,707,989)			$221,590,765

LIABILITIES IN EXCESS OF OTHER ASSETS – (4.6)%			(9,649,635)

NET ASSETS – 100.0%			$211,941,130

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Securities with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(b)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $18,128,340, which represents approximately 8.6% of net assets as of September 30, 2009.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2009.

(d)	Securities with “Put” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(e)	This security is issued with a zero coupon or interest rate which increases to the stated rate at a set date in the future.

(f)	Security is issued with zero coupon and interest rate is contingent upon LIBOR reaching a predetermined level.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

(g)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $9,322,034 which represents approximately 4.4% of net assets as of September 30, 2009.

(h)	A portion of this security is segregated as collateral for initial margin requirement on futures transactions.

(i)	Security issued with a zero coupon. Income is recognized through the accretion of discount.

(j)	Represents securities which are guaranteed by a foreign government. Total market value of these securities amounts to $12,223,813, which represents approximately 5.8% of net assets as of September 30, 2009.

(k)	This debt is guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program and is backed by the full faith and credit of the United States. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012. Total market value of these securities amounts to $13,124,350, which represents approximately 6.2% of net assets as of September 30, 2009.

(l)	Joint repurchase agreement was entered into on September 30, 2009. Additional information appears on pages 58 and 59.

Investment Abbreviations:
BP	—	British Pound Offered Rate
FHLB	—	Federal Home Loan Bank
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association
GNMA	—	Government National Mortgage Association
GO	—	General Obligation
KWCDC	—	South Korean Won Certificate of Deposit
LIBOR	—	London Interbank Offered Rate
MTN	—	Medium-Term Note
RB	—	Revenue Bond
REMIC	—	Real Estate Mortgage Investment Conduit
STRIPS	—	Separate Trading of Registered Interest and Principal of Securities

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

Schedule of Investments (continued)
September 30, 2009 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At September 30, 2009, the Fund had outstanding forward foreign currency exchange contracts, both to purchase and sell foreign currencies:

Open Forward Foreign Currency	Contract	Expiration	Value on	Current	Unrealized
Exchange Contracts with Unrealized Gain	Type	Date	Settlement Date	Value	Gain

Australian Dollar	Purchase	12/16/09	$559,261	$582,917	$23,656
Euro	Purchase	10/13/09	394,309	405,425	11,116
Euro	Purchase	12/16/09	1,739,397	1,765,388	25,991
Euro	Sale	12/16/09	539,786	538,465	1,321
Japanese Yen	Purchase	12/16/09	839,000	855,527	16,527
New Zealand Dollar	Purchase	12/16/09	927,122	983,900	56,778
Norwegian Krone	Purchase	12/16/09	406,000	409,217	3,217
Swedish Krona	Purchase	12/16/09	500,954	507,601	6,647

TOTAL					$145,253

Open Forward Foreign Currency	Contract	Expiration	Value on	Current	Unrealized
Exchange Contracts with Unrealized Loss	Type	Date	Settlement Date	Value	Loss

British Pound	Purchase	12/16/09	$825,539	$814,746	$(10,793)
Euro	Sale	10/13/09	753,913	775,880	(21,967)
Euro	Purchase	12/16/09	135,786	134,617	(1,169)
Euro	Sale	12/16/09	346,465	357,025	(10,560)
Japanese Yen	Sale	12/16/09	1,610,996	1,683,393	(72,397)
New Zealand Dollar	Sale	12/16/09	260,914	278,721	(17,807)
Swiss Franc	Sale	12/16/09	756,802	779,759	(22,957)

TOTAL					$(157,650)

Open Forward Foreign Currency
Exchange Cross Contracts with Unrealized Gain	Expiration	Purchase	Sale	Unrealized
(Purchase/Sale)	Date	Current Value	Current Value	Gain

Australian Dollar/Canadian Dollar	12/16/09	$137,598	$137,403	$195
Australian Dollar/Euro	12/16/09	275,523	272,159	3,364
Canadian Dollar/Euro	12/16/09	571,078	567,729	3,349
Euro/British Pound	12/16/09	671,618	659,209	12,409
Euro/Swedish Krona	12/16/09	267,769	264,532	3,237
New Zealand Dollar/Euro	12/16/09	138,317	134,616	3,701
Norwegian Krone/Euro	12/16/09	425,305	419,944	5,361
Norwegian Krone/Swedish Krona	12/16/09	164,395	164,079	316
Swiss Franc/Euro	12/16/09	273,631	273,148	483

TOTAL				$32,415

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS (continued)

Open Forward Foreign Currency
Exchange Cross Contracts with Unrealized Loss	Expiration	Purchase	Sale	Unrealized
(Purchase/Sale)	Date	Current Value	Current Value	Loss

Australian Dollar/New Zealand Dollar	12/16/09	$259,419	$260,788	$(1,369)
British Pound/Euro	12/16/09	162,649	163,881	(1,232)
Canadian Dollar/Euro	12/16/09	217,357	219,483	(2,126)
Canadian Dollar/Japanese Yen	12/16/09	159,735	164,180	(4,445)
Euro/Australian Dollar	12/16/09	538,465	554,554	(16,089)
Euro/Canadian Dollar	12/16/09	270,696	276,974	(6,278)
Euro/New Zealand Dollar	12/16/09	677,471	686,189	(8,718)
Euro/Norwegian Krone	12/16/09	253,422	261,078	(7,656)
New Zealand Dollar/Euro	12/16/09	217,973	218,020	(47)
Swedish Krona/Euro	12/16/09	261,589	263,380	(1,791)

TOTAL				$(49,751)

FUTURES CONTRACTS — At September 30, 2009, the following futures contracts were open:

	Number of
	Contracts	Settlement	Notional	Unrealized
Type	Long (Short)	Month	Value	Gain (Loss)

Eurodollars	26	December 2009	$6,475,950	$55,897
Eurodollars	(13)	March 2010	(3,229,688)	(87,362)
Eurodollars	(3)	September 2010	(739,763)	(447)
U.K. Life Long Gilt	(32)	December 2009	(6,063,258)	(29,639)
5 Year Euro-Bobl	(18)	December 2009	(3,043,620)	(8,686)
10 Year Euro-Bund	7	December 2009	1,248,471	6,638
10 Year Japan Government Bond	(9)	December 2009	(13,970,478)	(64,106)
2 Year U.S. Treasury Notes	92	December 2009	19,961,125	48,190
5 Year U.S. Treasury Notes	98	December 2009	11,377,188	52,729
10 Year U.S. Treasury Notes	208	December 2009	24,612,250	375,634
30 Year U.S. Treasury Bonds	4	December 2009	485,500	5,977

TOTAL				$354,825

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

Schedule of Investments (continued)
September 30, 2009 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At September 30, 2009, the Fund had outstanding swap contracts with the following terms:

INTEREST RATE SWAP CONTRACTS

				Rates
				Exchanged
	Notional			Payments	Payments		Upfront Payments
	Amount		Termination	received by	made by	Market	made (received)	Unrealized
Swap Counterparty	(000s)		Date	the Fund	the Fund	Value	by the Fund	Gain (Loss)

Banc of America Securities LLC	$1,100	(a)	12/16/16	3 month LIBOR	3.250%	$(1,733)	$18,634	$(20,367)
	3,000	(a)	12/16/16	3 month LIBOR	3.250	(4,726)	74,400	(79,126)
	3,600	(a)	12/16/16	3 month LIBOR	3.250	(5,671)	33,080	(38,751)
	3,600	(a)	12/16/16	3 month LIBOR	3.250	(5,671)	33,855	(39,526)
	3,800	(a)	12/16/16	3 month LIBOR	3.250	(5,986)	80,408	(86,394)
	3,900	(a)	12/16/16	3 month LIBOR	3.250	(6,144)	68,250	(74,394)
	3,900	(a)	12/16/16	3 month LIBOR	3.250	(6,144)	61,935	(68,079)
	6,000	(a)	12/16/16	3 month LIBOR	3.250	(9,452)	152,100	(161,552)
	8,800	(a)	08/14/17	4.955%	3 month LIBOR	298,072	—	298,072
	4,900	(a)	08/15/22	3 month LIBOR	5.078	(277,205)	—	(277,205)
	500	(a)	12/17/29	3 month LIBOR	4.000	(5,528)	33,712	(39,240)
Credit Suisse First Boston Corp.	GBP 1,050	(a)	12/16/14	3.500	6 month BP	8,034	(41,028)	49,062
	2,060	(a)	12/16/14	3.500	6 month BP	15,762	(47,278)	63,040
	$1,100	(a)	12/17/29	3 month LIBOR	4.000	(12,161)	31,031	(43,192)
Deutsche Bank Securities, Inc.	KRW 471,000		01/28/11	2.820	3 month KWCDC	(4,294)	—	(4,294)
	260,000		06/12/11	3.870	3 month KWCDC	(23)	—	(23)
	1,200,000		06/26/11	3.693	3 month KWCDC	(4,217)	—	(4,217)
	496,931		07/06/11	3.620	3 month KWCDC	(1,189)	—	(1,189)
	830,250		07/07/11	3.626	3 month KWCDC	(1,940)	—	(1,940)
	$4,100	(a)	09/05/17	4.568	3 month LIBOR	68,935	—	68,935
	2,400	(a)	09/06/22	3 month LIBOR	4.710	(66,510)	—	(66,510)
	100	(a)	12/17/29	3 month LIBOR	4.000	(1,106)	2,314	(3,420)
JPMorgan Securities, Inc.	KRW 458,000		01/28/11	2.830	3 month KWCDC	(4,118)	—	(4,118)
	360,000		06/15/11	3.900	3 month KWCDC	(22)	—	(22)
	1,250,000		06/22/11	3.720	3 month KWCDC	(3,457)	—	(3,457)
	394,879		07/08/11	3.660	3 month KWCDC	(725)	—	(725)
	$3,000	(a)	12/16/16	3 month LIBOR	3.250	(4,726)	65,130	(69,856)
	700	(a)	12/16/19	3 month LIBOR	3.500	3,140	24,354	(21,214)
Royal Bank of Scotland	GBP 190	(a)	12/16/14	3.500	6 month BP	1,454	(3,743)	5,197

TOTAL						$(37,351)	$587,154	$(624,505)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2009.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

CREDIT DEFAULT SWAP CONTRACTS

		Notional	Rates		Credit Spread at		Upfront Payments
		Amount	received (paid)	Termination	September 30, 2009	Market	made (received)	Unrealized
Swap Counterparty	Referenced Obligation	(000s)	by Fund	Date	(basis points)(a)	Value	by the Fund	Gain (Loss)

Protection Purchased:
Deutsche Bank Securities, Inc.	CDX North America Investment Grade Index	$3,300	(1.500)%	12/20/13	129	$(28,690)	$90,441	$(119,131)
	CDX North America Investment Grade Index	1,800	(1.000)	12/20/14	101	(500)	—	(500)
	CDX North America Investment Grade Index	2,400	(1.000)	12/20/14	101	551	(4,615)	5,166
Protection Sold:
Credit Suisse First Boston Corp.	ABX-HE-AAA 07-1 Index	450	0.090	08/25/37	3319	(310,836)	(99,407)	(211,429)
	ABX-HE-AAA 07-1 Index	450	0.090	08/25/37	3319	(310,836)	(99,409)	(211,427)
	ABX-HE-AAA 07-2 Index	350	0.760	01/25/38	3114	(242,918)	(72,394)	(170,524)
	ABX-HE-AAA 07-2 Index	250	0.760	01/25/38	3114	(173,508)	(73,148)	(100,360)

TOTAL						$(1,066,737)	$(258,532)	$(808,205)

(a)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments
September 30, 2009 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Foreign Sovereign Debt Obligations – 32.6%

Australian Dollar – 0.1%
Australia Government Bond
AUD 1,100,000	6.000%	02/15/17	$1,010,770

British Pound – 4.3%
United Kingdom Treasury
GBP 7,000,000	4.500	03/07/13	12,029,668
910,000	2.250	03/07/14	1,434,539
870,000	4.500	03/07/19	1,490,917
7,110,000	4.000	03/07/22	11,539,548
1,150,000	4.750	12/07/30	2,025,429
3,390,000	4.500	09/07/34	5,774,220
3,300,000	4.500	12/07/42	5,660,792

			39,955,113

Canadian Dollar – 1.9%
Government of Canada
CAD 2,340,000	3.500	06/01/13	2,286,453
1,760,000	4.500	06/01/15	1,801,721
4,950,000	5.750	06/01/29	5,753,078
Ontario Province of Canada
$4,125,000	4.100	06/16/14	4,361,218
Quebec Province of Canada
3,350,000	5.125	11/14/16	3,670,185

			17,872,655

Danish Krone – 1.1%
Kingdom of Denmark
7,175,000	1.875	03/16/12	7,196,166
DKK 16,000,000	4.000	11/15/15	3,293,835

			10,490,001

Euro – 11.7%
Federal Republic of Germany
EUR 110,000	3.500	07/04/19	164,659
1,550,000	5.625	01/04/28	2,740,496
600,000	5.500	01/04/31	1,055,947
50,000	4.000	01/04/37	73,451
4,690,000	4.750	07/04/40	7,822,638
French Treasury Note
400,000	4.500	07/12/13	633,594
650,000	2.500	01/12/14	955,600
Government of Finland
7,990,000	3.125	09/15/14	11,982,708
390,000	4.375	07/04/19	609,138
Government of France
5,500,000	3.750	04/25/21	8,090,030
3,800,000	5.500	04/25/29	6,604,975
Government of Ireland
1,120,000	5.900	10/18/19	1,795,798
Hellenic Republic Government Bond
5,950,000	5.500	08/20/14	9,516,932
Kingdom of Belgium
3,900,000	5.000	09/28/12	6,212,478
5,110,000	3.500	03/28/15	7,731,881
Kingdom of The Netherlands
9,800,000	4.250	07/15/13	15,389,707

Republic of Austria(a)
EUR 3,150,000	4.350	03/15/19	4,849,707
Republic of Italy
3,480,000	4.500	02/01/18	5,399,784
3,050,000	4.250	09/01/19	4,562,610
7,120,000	6.000	05/01/31	12,126,934

			108,319,067

Japanese Yen – 12.4%
Government of Japan
JPY 3,000,000,000	1.500	06/20/12	34,491,561
500,000,000	0.800	03/20/13	5,646,917
800,000,000	1.100	09/20/13	9,135,454
1,216,000,000	1.500	09/20/18	13,959,000
400,000,000	1.900	06/20/25	4,491,505
875,000,000	2.000	12/20/25	9,880,750
430,000,000	2.100	12/20/26	4,896,755
350,000,000	2.100	12/20/27	3,971,967
285,000,000	2.500	09/20/34	3,372,525
250,000,000	2.500	03/20/38	2,958,416
Government of Japan CPI Linked Bond
85,255,000	0.800	12/10/15	885,174
442,200,000	1.000	06/10/16	4,582,348
1,513,512,000	1.200	03/10/17	15,790,163

			114,062,535

Polish Zloty – 0.3%
Government of Poland
PLN 8,000,000	4.750	04/25/12	2,758,725

Swedish Krona – 0.6%
Kingdom of Sweden
SEK 11,000,000	6.750	05/05/14	1,853,717
20,000,000	4.500	08/12/15	3,104,506

			4,958,223

United States Dollar – 0.2%
State of Qatar
$1,569,000	5.150	04/09/14	1,643,527

TOTAL FOREIGN SOVEREIGN DEBT OBLIGATIONS
(Cost $264,165,508)			$301,070,616

Corporate Obligations – 27.6%

Banks – 9.2%
Alliance & Leicester PLC(b)
$2,600,000	0.560%	01/12/10	$2,584,756
American Express Credit Corp.
GBP 850,000	5.375	10/01/14	1,362,155
Australia & New Zealand Banking Group Ltd.
EUR 350,000	5.250	05/20/13	551,198
1,050,000	5.125	09/10/19	1,545,820
Banco Popolare Scarl(b)
1,850,000	6.156	06/21/49	1,786,749
Banco Santander SA
2,400,000	3.875	05/27/14	3,648,301

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Principal	Interest		Maturity
Amount	Rate		Date	Value

Corporate Obligations – (continued)
Banks – (continued)

Bank of America Corp.
$950,000	7.375%		05/15/14	$1,058,752
EUR 500,000	7.000		06/15/16	811,112
$1,000,000	6.500		08/01/16	1,051,151
600,000	7.625		06/01/19	676,075
Bank of Ireland Mortgage Bank
EUR 2,000,000	4.625		09/16/14	2,975,451
Bank of Scotland PLC(a)
$490,000	5.250		02/21/17	463,726
Credit Suisse/London
EUR 2,200,000	6.125		05/16/14	3,566,808
HSBC Holdings PLC
$3,900,000	6.800		06/01/38	4,376,225
ING Bank NV
400,000	0.582	(b)	05/23/16	348,334
1,000,000	0.619	(b)	11/21/16	838,566
EUR 2,050,000	4.750		05/27/19	3,204,546
Intesa Sanpaolo SPA
2,000,000	5.000		04/28/11	3,055,198
2,350,000	6.625		05/08/18	3,626,894
JPMorgan Chase & Co.(b)
$4,350,000	7.900		04/30/49	4,176,739
Merrill Lynch & Co., Inc.
EUR 1,200,000	6.750		05/21/13	1,887,922
Resona Bank Ltd.(b)
650,000	4.125		09/27/49	827,524
Resona Bank Ltd. MTN(b)
1,180,000	3.750		04/15/15	1,700,850
Resona Preferred Global Securities Ltd.(a)(b)
$2,500,000	7.191		07/30/49	2,075,000
Royal Bank of Scotland Group PLC
150,000	4.875	(a)	08/25/14	152,306
900,000	0.572	(b)	08/29/17	670,371
EUR 2,350,000	6.934		04/09/18	3,408,202
Societe Generale(b)
1,400,000	7.756		05/22/49	1,905,280
St. George Bank Ltd.
850,000	6.500		06/24/13	1,378,610
Sumitomo Mitsui Banking Corp.(b)
1,750,000	4.375		10/15/49	2,176,732
UBS AG London
GBP 3,450,000	6.625		04/11/18	6,036,672
UniCredit SPA
EUR 3,600,000	5.750		09/26/17	5,446,817
Unione di Banche Italiane SCPA
944,000	4.939		06/25/14	1,440,698
710,000	3.625		09/23/16	1,044,127
US Bank NA(b)
2,450,000	4.375		02/28/17	3,331,874
UT2 Funding PLC
1,350,000	5.321		06/30/16	1,264,334
Wachovia Bank NA
1,750,000	6.000		05/23/13	2,765,787
Wells Fargo Capital XIII(b)
$1,750,000	7.700		03/26/49	1,540,000

WM Covered Bond Program
EUR 700,000	4.375		05/19/14	1,039,809
2,050,000	4.000		09/27/16	2,889,521

				84,690,992

Brokerage – 1.7%
Bear Stearns & Co., Inc.
$2,410,000	5.850		07/19/10	2,507,651
200,000	7.250		02/01/18	228,715
Merrill Lynch & Co., Inc.
3,050,000	6.400		08/28/17	3,088,930
Morgan Stanley
EUR 6,850,000	5.500		10/02/17	10,167,364

				15,992,660

Communications – 3.5%
AT&T, Inc.
$3,300,000	5.600		05/15/18	3,470,214
2,050,000	6.300		01/15/38	2,147,668
Bell Atlantic New Jersey, Inc.
65,000	8.000		06/01/22	74,475
Comcast Cable Communications Holdings, Inc.
170,000	9.455		11/15/22	218,450
Comcast Corp.
3,450,000	5.700		05/15/18	3,627,206
Cox Communications, Inc.
1,850,000	4.625		01/15/10	1,866,870
Reed Elsevier Capital, Inc.
2,250,000	7.750		01/15/14	2,557,681
Telecom Italia Finance SA
EUR 949,000	7.750		01/24/33	1,558,281
Telefonica Emisiones SAU
2,250,000	5.580		06/12/13	3,540,957
$1,950,000	7.045		06/20/36	2,308,181
Time Warner Cable, Inc.
2,600,000	6.550		05/01/37	2,755,994
Verizon Wireless Capital LLC
EUR 2,850,000	8.750		12/18/15	5,244,877
WPP PLC
2,100,000	4.375		12/05/13	3,023,741

				32,394,595

Consumer Noncyclical – 3.5%
Altria Group, Inc.
$2,900,000	9.700		11/10/18	3,601,965
Anheuser-Busch InBev NV
EUR 1,200,000	8.625		01/30/17	2,168,302
BAT International Finance PLC
2,350,000	5.875		03/12/15	3,757,963
$550,000	9.500	(a)	11/15/18	713,365
Casino Guichard-Perrachon SA
EUR 2,200,000	6.375		04/04/13	3,463,589
500,000	4.875		04/10/14	748,093
Diageo Finance PLC
600,000	6.625		12/05/14	998,529
Imperial Tobacco Finance PLC
1,650,000	7.250		09/15/14	2,690,665

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)
September 30, 2009 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Corporate Obligations – (continued)
Consumer Noncyclical – (continued)

Imperial Tobacco Finance PLC – (continued)
EUR 2,700,000	8.375%	02/17/16	$4,636,074
Pfizer, Inc.
$1,750,000	7.200	03/15/39	2,202,569
Philip Morris International, Inc.
EUR 2,000,000	5.750	03/24/16	3,232,512
Tesco PLC
2,650,000	5.875	09/12/16	4,297,977

			32,511,603

Electric – 0.4%
Enel Finance International SA
1,000,000	4.000	09/14/16	1,469,305
$2,600,000	5.125 (a)	10/07/19	2,588,560

			4,057,865

Energy – 0.8%
Canadian Natural Resources Ltd.
1,100,000	6.750	02/01/39	1,238,073
Dolphin Energy Ltd.(a)
1,410,000	5.888	06/15/19	1,424,988
Transocean, Inc.
1,716,000	6.800	03/15/38	1,941,257
XTO Energy, Inc.
3,050,000	5.500	06/15/18	3,147,542

			7,751,860

Financial Companies – 2.6%
American Express Centurion
3,250,000	5.200	11/26/10	3,350,400
Capital One Financial Corp.
4,540,000	5.700	09/15/11	4,774,375
GE Capital Euro Funding
EUR 1,100,000	5.250	05/18/15	1,683,273
International Lease Finance Corp.
$1,000,000	4.950	02/01/11	915,668
Nationwide Building Society
EUR 2,550,000	4.625	09/13/12	3,877,450
4,700,000	3.875	12/05/13	6,958,079
SLM Corp.
$470,000	4.500	07/26/10	456,630
50,000	5.450	04/25/11	47,264
2,829,000	8.450	06/15/18	2,252,624

			24,315,763

Insurance – 2.6%
American International Group, Inc.(b)
EUR 3,300,000	4.875	03/15/67	2,124,783
AON Financial Services Luxembourg SA
1,650,000	6.250	07/01/14	2,575,311
Aviva PLC(b)
2,250,000	6.875	05/22/38	3,127,908
AXA SA(b)
880,000	5.777	07/06/49	1,090,722
2,500,000	6.211	10/05/49	3,038,278
Cloverie PLC for Zurich Insurance Co.(b)
850,000	7.500	07/24/39	1,359,649

Endurance Specialty Holdings Ltd.
$20,000	7.000	07/15/34	17,878
Old Mutual PLC(b)
EUR 250,000	4.500	01/18/17	299,987
Resolution PLC(b)
GBP 1,950,000	6.586	04/25/49	997,246
SL Finance PLC(b)
EUR 1,450,000	6.375	07/12/22	2,041,289
GBP 2,850,000	6.546	01/06/49	3,411,494
EUR 650,000	5.314	01/06/49	711,195
Swiss Re Capital I LP(a)(b)
$1,400,000	6.854	05/25/49	1,050,000
ZFS Finance USA Trust I(a)(b)
950,000	6.150	12/15/65	855,000
ZFS Finance USA Trust II(a)(b)
514,000	6.450	12/15/65	457,460
ZFS Finance USA Trust IV(a)(b)
1,050,000	5.875	05/09/32	851,697

			24,009,897

Metals & Mining – 1.2%
Anglo American Capital PLC(a)
3,400,000	9.375	04/08/14	3,961,000
ArcelorMittal
2,050,000	9.850	06/01/19	2,413,875
Glencore Finance Europe SA
EUR 3,250,000	7.125	04/23/15	4,862,844

			11,237,719

Natural Gas – 1.5%
Centrica PLC
3,950,000	7.125	12/09/13	6,628,240
Energy Transfer Partners LP
$1,050,000	8.500	04/15/14	1,213,322
1,150,000	9.000	04/15/19	1,382,815
Enterprise Products Partners LP
2,300,000	6.500	01/31/19	2,511,312
The Williams Cos., Inc.
1,500,000	8.750	03/15/32	1,720,145

			13,455,834

Real Estate Investment Trust – 0.3%
Simon Property Group LP
2,700,000	5.600	09/01/11	2,810,549

Transportation – 0.3%
Atlantia SpA
EUR 500,000	5.625	05/06/16	792,213
Autoroutes du Sud de la France
900,000	7.375	03/20/19	1,538,254

			2,330,467

TOTAL CORPORATE OBLIGATIONS
(Cost $247,105,686)			$255,559,804

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Foreign Debt Obligations – 1.6%

Supranational – 1.6%
European Investment Bank
$7,175,000	1.750%	09/14/12	$7,168,337
7,000,000	3.125	06/04/14	7,163,373
Inter-American Development Bank
300,000	3.000	04/22/14	305,663

			14,637,373

TOTAL FOREIGN DEBT OBLIGATIONS
(Cost $14,581,406)			$14,637,373

Asset-Backed Securities – 0.5%

Home Equity – 0.5%
CIT Mortgage Loan Trust Series 2007-1, Class 2A1(a)(b)
$2,837,684	1.246%	10/25/37	$2,527,901
CIT Mortgage Loan Trust Series 2007-1, Class 2A2(a)(b)
1,600,000	1.496	10/25/37	655,838
CIT Mortgage Loan Trust Series 2007-1, Class 2A3(a)(b)
2,900,000	1.696	10/25/37	1,082,268
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 1A1
199,698	7.000	09/25/37	118,304
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 2A1
223,547	7.000	09/25/37	92,758

			4,477,069

TOTAL ASSET-BACKED SECURITIES
(Cost $7,761,723)			$4,477,069

Mortgage-Backed Obligations – 22.5%

Collateralized Mortgage Obligations – 5.6%
Bear Stearns Alt-A Trust II Series 2007-1, Class 1A1(b)
$6,292,265	6.029%	09/25/47	$3,780,021
Countrywide Alternative Loan Trust Series 2005-46CB, Class A8
3,908,930	5.500	10/25/35	3,348,931
Countrywide Home Loan Trust Series 2004-HYB5, Class 2A1(b)
525,554	3.885	04/20/35	477,789
Countrywide Home Loan Trust Series 2005-HYB4, Class 2A1(b)
1,632,240	4.864	08/20/35	1,212,165
FHLMC REMIC Series 3307, Class FC(b)
1,059,230	0.643	07/15/34	1,019,421
FNMA REMIC Series 2007-4, Class DF(b)
1,189,157	0.691	02/25/37	1,156,407
FNMA REMIC Series 2008-56, Class FD(b)
9,541,634	1.186	07/25/48	9,507,863
GMAC Mortgage Corp. Loan Trust Series 2004-AR1, Class 12A(b)
891,224	4.720	06/25/34	776,804

Harborview Mortgage Loan Trust Series 2006-6, Class 3A1A(b)
2,066,314	5.914	08/19/36	1,244,400
Harborview Mortgage Loan Trust Series 2007-4, Class 2A1(b)
9,485,141	0.466	07/19/47	4,589,962
Indymac Index Mortgage Loan Trust Series 2005-AR13, Class 4A1(b)
427,415	5.186	08/25/35	290,422
Luminent Mortgage Trust Series 2006-5, Class A1A(b)
1,791,432	0.436	07/25/36	934,037
Merrill Lynch Alternative Note Asset Series 2007-AF1, Class AV1(b)
8,069,256	5.540	06/25/37	4,357,182
Morgan Stanley Mortgage Loan Trust Series 2007-15AR, Class 2A1(b)
12,642,055	6.158	11/25/37	8,471,551
Residential Accredit Loans, Inc. Series 2005-Q05, Class A1(b)
1,995,000	1.901	01/25/46	1,077,106
Residential Accredit Loans, Inc. Series 2005-QS13, Class 2A3
2,726,290	5.750	09/25/35	2,151,939
Sequoia Mortgage Trust Series 2004-10, Class A3A(b)
391,932	1.971	11/20/34	307,449
Structured Adjustable Rate Mortgage Loan Trust Series 2004-05, Class 3A1(b)
940,364	3.734	05/25/34	796,404
Structured Adjustable Rate Mortgage Loan Trust Series 2004-12, Class 3A2(b)
188,956	3.396	09/25/34	158,837
Structured Adjustable Rate Mortgage Loan Trust Series 2004-16, Class 3A1(b)
964,585	5.089	11/25/34	810,962
Structured Asset Mortgage Investments, Inc. Series 2007-AR6, Class A1(b)
7,127,202	2.401	08/25/47	3,713,429
Washington Mutual Mortgage Pass-Through Certificates Series 2006-AR11, Class 3A1A(b)
1,379,853	1.821	09/25/46	649,455
Washington Mutual Mortgage Pass-Through Certificates Series 2007-0A1, Class A1A(b)
2,092,647	1.601	02/25/47	1,009,150

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$51,841,686

Commercial Mortgage-Backed Securities – 0.7%
JPMorgan Chase Commercial Mortgage Securities Corp. Series 2006-CB17, Class A4
6,000,000	5.429	12/12/43	5,548,272
LB-UBS Commercial Mortgage Trust Series 2007-C1, Class A4
1,220,000	5.424	02/15/40	1,047,365

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES			$6,595,637

Federal Agencies – 15.9%
Adjustable Rate FHLMC(b) – 1.7%
14,749,155	6.115	09/01/37	15,652,548

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)
September 30, 2009 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – (continued)

Adjustable Rate FNMA(b) – 2.9%
$8,095,963	5.812%	09/01/37	$8,591,844
10,131,955	6.415	09/01/37	10,752,543
7,395,758	5.931	10/01/37	7,848,752

			27,193,139

FHLMC – 2.8%
3,698	5.000	09/01/16	3,893
43,201	5.000	11/01/16	45,948
11,043	5.000	12/01/16	11,760
156,516	5.000	01/01/17	166,679
259,648	5.000	02/01/17	276,387
206,219	5.000	03/01/17	219,389
342,897	5.000	04/01/17	365,156
14,367	5.000	05/01/17	15,229
5,650	5.000	06/01/17	5,978
17,097	5.000	08/01/17	18,208
883,518	5.000	09/01/17	940,812
970,093	5.000	10/01/17	1,033,074
570,971	5.000	11/01/17	608,042
669,125	5.000	12/01/17	712,563
816,053	5.000	01/01/18	868,935
1,753,224	5.000	02/01/18	1,866,461
1,709,927	5.000	03/01/18	1,820,590
1,481,896	5.000	04/01/18	1,577,822
994,595	5.000	05/01/18	1,058,551
225,347	5.000	06/01/18	239,912
214,642	5.000	07/01/18	228,510
130,043	5.000	08/01/18	138,451
88,641	5.000	09/01/18	94,368
21,228	4.500	10/01/18	22,424
314,665	5.000	10/01/18	334,996
610,792	4.500	11/01/18	645,215
333,431	5.000	11/01/18	354,974
231,414	5.000	12/01/18	246,367
2,349,957	4.500	01/01/19	2,482,394
178,206	5.000	01/01/19	189,724
23,964	4.500	02/01/19	25,307
31,618	5.000	02/01/19	33,610
21,599	4.500	03/01/19	22,720
41,135	5.000	03/01/19	43,664
36,402	4.500	06/01/19	38,316
133,408	5.500	04/01/37	140,276
90,667	5.500	06/01/37	95,335
25,106	5.500	08/01/37	26,398
101,000	5.500	04/01/38	106,215
1,474,406	5.500	05/01/38	1,550,545
354,302	5.500	08/01/38	372,764
1,071,073	5.000	04/01/39	1,112,912
35,418	5.000	05/01/39	36,801
1,981,030	5.000	06/01/39	2,048,480
313,275	5.000	07/01/39	325,023
149,149	5.000	08/01/39	154,841
1,100,000	4.500	09/01/39	1,114,323
1,000,000	5.000	09/01/39	1,034,729
700,000	4.500	TBA-30yr (c)	708,093

			25,583,164

FNMA – 7.8%
7,524	5.000	01/01/17	7,952
14,863	5.000	08/01/17	15,703
357,057	5.000	09/01/17	377,241
43,709	5.000	03/01/18	46,426
8,426	4.500	04/01/18	8,898
74,964	5.000	04/01/18	79,624
10,337	4.500	05/01/18	10,916
197,163	5.000	05/01/18	209,400
97,979	5.000	06/01/18	104,068
127,666	5.000	07/01/18	135,602
192,721	5.000	10/01/18	204,700
85,999	5.000	11/01/18	91,355
343,199	5.000	12/01/18	364,605
62,551	5.000	02/01/19	66,252
11,554	5.000	03/01/19	12,237
133,138	5.000	04/01/19	141,018
309,279	5.000	07/01/19	327,583
175,029	5.000	08/01/19	185,389
126,464	5.000	09/01/19	133,948
22,947	4.500	10/01/19	24,233
1,029,034	5.000	10/01/19	1,092,997
22,834	5.000	11/01/19	24,185
121,424	5.000	12/01/19	128,657
215,796	5.000	01/01/20	229,060
87,476	5.000	03/01/20	92,433
91,711	5.000	05/01/20	96,909
2,602,291	5.000	05/01/21	2,756,307
57,694	4.500	03/01/23	59,855
175,629	5.500	03/01/33	184,776
145,945	5.500	05/01/33	153,546
25,219	5.500	06/01/33	26,532
1,165,128	5.500	07/01/33	1,225,812
33,378	5.000	08/01/33	34,618
16,903	5.500	02/01/34	17,814
17,506	5.500	05/01/34	18,446
147,719	5.500	06/01/34	155,412
12,473	5.500	10/01/34	13,139
99,180	5.500	12/01/34	104,477
31,509	5.500	04/01/35	33,177
24,706	5.500	07/01/35	26,014
75,831	5.500	01/01/37	79,714
4,714	5.500	02/01/37	4,966
44,970	5.500	03/01/37	47,272
296,621	5.500	04/01/37	311,755
1,115,155	5.500	05/01/37	1,172,068
812,500	5.500	06/01/37	856,130
27,093	5.500	07/01/37	28,484
2,926	5.500	09/01/37	3,084
30,698,910	6.000	10/01/37	32,440,004
25,626	5.500	01/01/38	26,828
229,487	5.500	02/01/38	242,100
2,002,253	5.500	03/01/38	2,108,354
757,094	5.500	04/01/38	796,997
2,838,058	5.500	05/01/38	2,993,920
3,109,575	5.500	06/01/38	3,278,178
2,774,436	5.500	07/01/38	2,926,829

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date		Value

Mortgage-Backed Obligations – (continued)
FNMA – (continued)

$54,531	6.000%	07/01/38		$57,569
1,263,501	5.500	08/01/38		1,329,662
591,189	5.500	09/01/38		623,486
466,380	5.500	10/01/38		491,052
204,069	5.500	11/01/38		215,959
364,927	5.500	12/01/38		384,393
691,262	5.500	01/01/39		727,175
30,333	5.000	02/01/39		31,513
17,666	5.500	02/01/39		18,657
991,522	4.500	03/01/39		991,728
40,847	5.500	03/01/39		43,136
30,463	5.000	04/01/39		31,600
15,160	5.500	04/01/39		16,009
34,074	4.500	05/01/39		34,561
177,814	5.000	05/01/39		184,500
35,011	5.500	05/01/39		36,831
143,857	4.500	06/01/39		146,058
63,441	5.000	06/01/39		65,856
91,595	4.500	07/01/39		93,082
209,858	5.000	07/01/39		217,865
132,417	4.500	08/01/39		134,506
86,033	5.000	08/01/39		89,246
397,096	4.500	10/01/39		403,165
3,000,000	4.500	TBA-30yr	(c)	3,037,263
6,000,000	6.000	TBA-30yr	(c)	6,266,250

				72,009,121

GNMA – 0.7%
83,788	5.000	05/15/39		87,192
314,964	5.000	06/15/39		327,822
4,600,000	5.000	09/15/39		4,770,631
400,000	4.500	09/15/39		406,750
1,000,000	5.000	TBA-30yr	(c)	1,034,688

				6,627,083

TOTAL FEDERAL AGENCIES				$147,065,055

Home Equity(b) – 0.3%
American Home Mortgage Investment Trust Series 2004-3, Class 1A
26,873	0.616	10/25/34		22,310
Countrywide Alternative Loan Trust Series 2005-38, Class A1
316,690	2.401	09/25/35		178,724
Countrywide Alternative Loan Trust Series 2005-82, Class A1
3,990,545	0.516	02/25/36		2,120,905
Countrywide Alternative Loan Trust Series 2006-OA1, Class 2A1
1,394,524	0.456	03/20/46		705,489

				3,027,428

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $228,959,592)				$208,529,806

Agency Debentures – 0.5%

FFCB
2,200,000	4.250	04/16/18		2,255,431
FHLB
700,000	5.000	11/17/17		764,699
1,200,000	4.500	09/13/19		1,238,224

TOTAL AGENCY DEBENTURES
(Cost $4,110,998)				$4,258,354

Government Guarantee Obligations(d) – 8.8%

Bank Nederlandse Gemeenten
$2,850,000	2.375%	06/04/12		$2,878,013
EUR 4,925,000	4.125	06/28/16		7,551,747
Caisse d’Amortissement de la Dette Sociale
4,350,000	2.625	04/25/12		6,486,520
Instituto de Credito Oficial
$2,100,000	4.625	10/26/10		2,178,769
Kommunalkredit Austria AG
EUR 1,550,000	3.125	07/08/13		2,307,471
Kreditanstalt fuer Wiederaufbau MTN
6,250,000	4.375	07/04/18		9,764,543
Landwirtschaftliche Rentenbank
$8,940,000	5.000	11/08/16		9,764,358
LeasePlan Corp. NV
EUR 2,750,000	3.250	05/22/14		4,096,597
Network Rail Infrastructure Finance PLC
$3,600,000	2.000	01/17/12		3,636,515
OeBB Infrastruktur Bau AG
810,000	4.750	10/28/13		862,202
Oesterreichische Kontrollbank AG
EUR 2,900,000	3.500	04/28/14		4,363,389
Schieneninfrastructurfinanzierungs-Gesellschaft mBH MTN
$760,000	4.625	11/21/13		803,180
Societe Financement de l’Economie Francaise
EUR 1,650,000	2.125	05/20/12		2,434,168
2,000,000	3.125	06/30/14		2,978,205
$4,070,000	2.875 (a)	09/22/14		4,078,344
Swedbank AB
EUR 5,100,000	3.375	05/27/14		7,610,737
Swedish Export Credit
$2,770,000	3.250	09/16/14		2,786,868
Westpac Securities NZ Ltd.(a)
6,975,000	2.500	05/25/12		7,040,226

				81,621,852

TOTAL GOVERNMENT GUARANTEE OBLIGATIONS
(Cost $77,189,354)				$81,621,852

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)
September 30, 2009 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value

U.S. Treasury Obligations – 2.2%

Sovereign – 2.2%
United States Treasury Bonds
$1,500,000	7.500%	11/15/24	$2,112,435
370,000	6.125	11/15/27	469,900
3,790,000	5.500	08/15/28	4,521,353
100,000	4.250	05/15/39	103,453
United States Treasury Inflation Protected Security
3,970,138	1.625	01/15/15	4,044,578
United States Treasury Notes
5,592,000	1.375	09/15/12	5,582,387
1,800,000	3.250	05/31/16	1,844,015
United States Treasury Principal-Only STRIPS(e)
710,000	0.000	05/15/20	474,312
2,500,000	0.000	11/15/26	1,211,097

			20,363,530

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $19,705,507)			$20,363,530

	Exercise	Expiration
Contracts	Rate	Date	Value

Options Purchased – 0.0%

Cross Currency Option
Call PLN 2,366,000
Put EUR 9,700,600	4.100%	10/14/09	$5,886
Cross Currency Option
Call RUB 3,184,000
Put EUR 133,728,000	42.000	11/09/09	1,607
Cross Currency Option
Call RUB 4,802,000
Put EUR 201,684,000	42.000	11/03/09	1,455
Cross Currency Option
Call RUB 4,803,000
Put EUR 187,317,000	39.000	01/13/10	1,174
Cross Currency Option
Put JPY 2,736,000
Call GBP 424,080,000	155.000	10/29/09	547
Cross Currency Option
Put JPY 2,773,000
Call GBP 457,545,000	165.000	03/22/10	11,584
Currency Option
Call JPY 4,874,000
Put USD 428,912,000	88.000	10/02/09	1,530
Currency Option
Put USD 2,880,000
Call GBP 4,651,200	1.615	10/01/09	5,293

TOTAL OPTIONS PURCHASED
(Cost $123,377)			$29,076

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-Term Obligations – 0.8%

JPMorgan Corp.
$247,392	0.110%	10/01/09	$247,392
Rabobank
7,222,915	0.140	10/01/09	7,222,915

TOTAL SHORT-TERM OBLIGATIONS
(Cost $7,470,307)			$7,470,307

TOTAL INVESTMENTS – 97.1%
(Cost $871,173,458)			$898,017,787

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.9%			26,380,452

NET ASSETS – 100.0%			$924,398,239

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $34,827,386, which represents approximately 3.8% of net assets as of September 30, 2009.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2009.

(c)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $11,046,294 which represents approximately 1.2% of net assets as of September 30, 2009.

(d)	Represents securities which are guaranteed by a foreign government.

(e)	Security issued with a zero coupon. Income is recognized through the accretion of discount.

Investment Abbreviations:
BP	—	British Pound Offered Rate
CDOR	—	Canadian Dollar Offered Rate
CPI	—	Consumer Price Index
EURO	—	Euro Offered Rate
FFCB	—	Federal Farm Credit Bank
FHLB	—	Federal Home Loan Bank
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association
GNMA	—	Government National Mortgage Association
JYOR	—	Japanese Yen Offered Rate
KWCDC	—	South Korean Won Certificate of Deposit
LIBOR	—	London Interbank Offered Rate
MTN	—	Medium-Term Note
REMIC	—	Real Estate Mortgage Investment Conduit
STRIPS	—	Separate Trading of Registered Interest and Principal of Securities

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At September 30, 2009, the Fund had outstanding forward foreign currency exchange contracts, both to purchase and sell foreign currencies:

Open Forward Foreign Currency	Contract	Expiration	Value on	Current	Unrealized
Exchange Contracts with Unrealized Gain	Type	Date	Settlement Date	Value	Gain

Australian Dollar	Purchase	12/16/09	$9,056,585	$9,262,012	$205,427
Brazilian Real	Purchase	10/02/09	4,433,669	4,599,458	165,789
Brazilian Real	Purchase	10/13/09	2,874,000	2,970,060	96,060
Brazilian Real	Purchase	10/14/09	564,000	580,376	16,376
Brazilian Real	Purchase	10/19/09	4,909,500	4,993,255	83,755
Brazilian Real	Purchase	10/21/09	2,048,024	2,082,925	34,901
Brazilian Real	Purchase	12/11/09	3,365,937	3,418,270	52,333
British Pound	Sale	10/16/09	52,192,320	50,620,809	1,571,511
British Pound	Purchase	12/16/09	2,077,898	2,085,120	7,222
British Pound	Sale	12/16/09	6,410,872	6,280,127	130,745
Canadian Dollar	Purchase	12/16/09	6,628,000	6,720,967	92,967
Canadian Dollar	Sale	12/16/09	1,378,000	1,376,968	1,032
Chilean Peso	Purchase	11/17/09	543,612	545,606	1,994
Euro	Purchase	10/13/09	2,678,461	2,710,399	31,938
Euro	Sale	10/13/09	1,036,008	1,033,423	2,585
Euro	Purchase	12/16/09	21,012,255	21,199,721	187,466
Euro	Sale	12/16/09	7,887,813	7,838,471	49,342
Indian Rupee	Purchase	10/07/09	3,253,268	3,307,993	54,725
Indian Rupee	Purchase	10/09/09	2,909,704	2,952,950	43,246
Indian Rupee	Sale	10/09/09	1,149,000	1,147,171	1,829
Indian Rupee	Purchase	10/22/09	1,598,447	1,615,540	17,093
Indian Rupee	Purchase	10/29/09	2,623,967	2,625,593	1,626
Indonesian Rupiah	Purchase	10/14/09	903,766	908,768	5,002
Indonesian Rupiah	Purchase	10/19/09	1,486,000	1,510,329	24,329
Israeli Shekel	Purchase	12/16/09	5,445,658	5,481,350	35,692
Israeli Shekel	Sale	12/16/09	2,406,000	2,382,131	23,869
Japanese Yen	Purchase	12/16/09	14,606,098	14,999,981	393,883
Japanese Yen	Sale	12/16/09	651,000	649,467	1,533
Malaysian Ringgit	Purchase	11/04/09	2,280,000	2,316,171	36,171
Malaysian Ringgit	Purchase	11/10/09	2,282,000	2,302,384	20,384
Mexican Peso	Purchase	12/16/09	2,854,000	2,862,825	8,825
Mexican Peso	Sale	12/16/09	6,526,000	6,429,425	96,575
New Russian Ruble	Purchase	10/16/09	1,655,130	1,699,930	44,800
New Taiwan Dollar	Purchase	10/01/09	2,021,112	2,058,930	37,818
New Taiwan Dollar	Purchase	10/06/09	2,206,351	2,254,909	48,558
New Taiwan Dollar	Purchase	10/09/09	2,761,433	2,825,650	64,217
New Taiwan Dollar	Purchase	10/13/09	1,150,000	1,171,949	21,949
New Taiwan Dollar	Purchase	10/19/09	2,840,851	2,873,263	32,412
New Turkish Lira	Purchase	12/16/09	21,509,298	21,734,239	224,941
New Turkish Lira	Sale	12/16/09	561,000	559,367	1,633
New Zealand Dollar	Purchase	12/16/09	3,769,544	3,852,859	83,315
Norwegian Krona	Purchase	12/16/09	6,707,584	6,989,664	282,080
Philippine Peso	Purchase	10/19/09	1,127,500	1,136,950	9,450
Singapore Dollar	Purchase	12/16/09	2,461,000	2,500,841	39,841
South African Rand	Purchase	12/17/09	5,026,497	5,191,153	164,656
South African Rand	Sale	12/17/09	454,000	452,509	1,491
South Korean Won	Purchase	10/05/09	4,639,223	4,730,759	91,536
South Korean Won	Purchase	10/07/09	3,463,590	3,659,042	195,452
South Korean Won	Purchase	10/09/09	2,302,000	2,412,794	110,794
South Korean Won	Purchase	10/14/09	2,221,666	2,318,493	96,827
South Korean Won	Purchase	10/15/09	2,294,000	2,377,752	83,752
South Korean Won	Purchase	10/19/09	1,978,665	2,031,012	52,347

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)
September 30, 2009 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS (continued)

Open Forward Foreign Currency	Contract	Expiration	Value on	Current	Unrealized
Exchange Contracts with Unrealized Gain	Type	Date	Settlement Date	Value	Gain

South Korean Won	Purchase	10/29/09	$2,334,815	$2,364,657	$29,842
Swedish Krona	Sale	12/16/09	1,378,000	1,344,961	33,039
Yuan Renminbi	Sale	10/23/09	2,304,217	2,302,613	1,604
Yuan Renminbi	Sale	11/03/09	3,927,951	3,924,630	3,321
Yuan Renminbi	Sale	11/04/09	2,942,539	2,939,150	3,389
Yuan Renminbi	Sale	12/10/09	2,298,325	2,291,284	7,041

TOTAL					$5,262,330

Open Forward Foreign Currency	Contract	Expiration	Value on	Current	Unrealized
Exchange Contracts with Unrealized Loss	Type	Date	Settlement Date	Value	Loss

Australian Dollar	Sale	12/16/09	$4,445,853	$4,660,613	$(214,760)
Brazilian Real	Sale	10/02/09	4,395,942	4,599,458	(203,516)
Brazilian Real	Sale	10/14/09	564,000	584,823	(20,823)
British Pound	Purchase	12/16/09	14,849,184	14,542,784	(306,400)
British Pound	Sale	12/16/09	688,522	690,247	(1,725)
Canadian Dollar	Sale	10/15/09	11,545,343	11,659,112	(113,769)
Canadian Dollar	Purchase	12/16/09	658,000	656,960	(1,040)
Canadian Dollar	Sale	12/16/09	6,587,663	6,659,570	(71,907)
Chilean Peso	Purchase	10/09/09	563,500	562,315	(1,185)
Chilean Peso	Purchase	11/17/09	1,378,000	1,351,035	(26,965)
Chilean Peso	Sale	11/17/09	2,516,799	2,526,263	(9,464)
Czech Koruna	Sale	12/16/09	4,351,625	4,468,063	(116,438)
Danish Krone	Sale	10/01/09	3,094,672	3,213,399	(118,727)
Danish Krone	Sale	11/18/09	3,195,892	3,211,231	(15,339)
Euro	Purchase	10/13/09	8,014,588	7,967,439	(47,149)
Euro	Sale	10/13/09	311,762,108	320,862,341	(9,100,233)
Euro	Purchase	12/16/09	7,916,389	7,867,736	(48,653)
Euro	Sale	12/16/09	14,624,042	14,787,193	(163,151)
Indonesian Rupiah	Sale	10/14/09	874,424	908,767	(34,343)
Indonesian Rupiah	Sale	10/19/09	1,501,627	1,510,329	(8,702)
Israeli Shekel	Purchase	12/16/09	113,000	112,897	(103)
Japanese Yen	Sale	10/05/09	106,121,376	112,136,709	(6,015,333)
Japanese Yen	Sale	12/16/09	20,375,174	21,218,911	(843,737)
Mexican Peso	Purchase	12/16/09	13,001,328	12,725,165	(276,163)
Mexican Peso	Sale	12/16/09	4,195,000	4,261,985	(66,985)
New Taiwan Dollar	Sale	10/01/09	2,042,429	2,058,930	(16,501)
New Turkish Lira	Purchase	12/16/09	1,130,001	1,123,070	(6,931)
New Turkish Lira	Sale	12/16/09	12,065,598	12,306,228	(240,630)
New Zealand Dollar	Purchase	12/16/09	3,157,284	3,140,643	(16,641)
New Zealand Dollar	Sale	12/16/09	5,232,545	5,463,658	(231,113)
Norwegian Krona	Sale	12/16/09	1,596,344	1,628,242	(31,898)
Polish Zloty	Sale	10/06/09	2,513,896	2,696,451	(182,555)
Singapore Dollar	Sale	12/16/09	3,446,015	3,515,801	(69,786)
South African Rand	Purchase	12/17/09	5,395,989	5,322,686	(73,303)
South African Rand	Sale	12/17/09	11,726,912	12,226,625	(499,713)
South Korean Won	Sale	10/05/09	4,694,527	4,730,759	(36,232)
South Korean Won	Sale	10/07/09	1,378,000	1,398,635	(20,635)
South Korean Won	Sale	10/29/09	1,149,000	1,153,694	(4,694)
Swedish Krona	Sale	10/09/09	5,302,161	5,403,399	(101,238)
Swiss Franc	Purchase	12/16/09	575,444	570,642	(4,802)
Swiss Franc	Sale	12/16/09	6,128,083	6,260,130	(132,047)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS (continued)

Open Forward Foreign Currency	Contract	Expiration	Value on	Current	Unrealized
Exchange Contracts with Unrealized Loss	Type	Date	Settlement Date	Value	Loss

Yuan Renminbi	Purchase	10/23/09	$2,303,205	$2,302,614	$(591)
Yuan Renminbi	Purchase	11/03/09	3,928,021	3,924,630	(3,391)
Yuan Renminbi	Purchase	11/04/09	2,942,000	2,939,150	(2,850)
Yuan Renminbi	Purchase	12/10/09	2,299,000	2,291,284	(7,716)
Yuan Renminbi	Purchase	03/03/10	3,947,038	3,923,415	(23,623)
Yuan Renminbi	Purchase	03/04/10	2,957,496	2,938,297	(19,199)
Yuan Renminbi	Purchase	03/10/10	4,624,932	4,593,374	(31,558)

TOTAL					$(19,584,257)

Open Forward Foreign Currency	Expiration	Purchase	Sale	Unrealized
Exchange Cross Contracts with Unrealized Gain (Purchase/Sale)	Date	Current Value	Current Value	Gain

Australian Dollar/Canadian Dollar	12/16/09	$579,314	$578,945	$369
Australian Dollar/Euro	12/16/09	1,164,460	1,150,091	14,369
Canadian Dollar/Euro	12/16/09	4,753,650	4,711,023	42,627
Czech Koruna/Euro	12/16/09	708,236	700,882	7,354
Euro/British Pound	12/16/09	6,277,215	6,112,392	164,823
Euro/Polish Zloty	12/16/09	3,315,657	3,298,693	16,964
Euro/Swedish Krona	12/16/09	1,136,922	1,122,831	14,091
Euro/Swiss Franc	12/16/09	1,113,511	1,111,838	1,673
Hungarian Forint/Euro	12/16/09	4,144,074	4,101,406	42,668
Japanese Yen/British Pound	12/16/09	2,140,736	2,019,611	121,125
Japanese Yen/Euro	12/16/09	6,500,517	6,414,026	86,491
Japanese Yen/Swiss Franc	12/16/09	1,168,271	1,135,482	32,789
New Zealand Dollar/Australian Dollar	12/16/09	1,674,353	1,668,705	5,648
New Zealand Dollar/Euro	12/16/09	593,616	576,509	17,107
Norwegian Krone/Euro	12/16/09	3,477,028	3,419,546	57,482
Norwegian Krone/Swedish Krona	12/16/09	694,709	692,580	2,129
Swiss Franc/Euro	12/16/09	2,271,080	2,267,074	4,006

TOTAL				$631,715

Open Forward Foreign Currency	Expiration	Purchase	Sale	Unrealized
Exchange Cross Contracts with Unrealized Loss (Purchase/Sale)	Date	Current Value	Current Value	Loss

Australian Dollar/New Zealand Dollar	12/16/09	$1,188,426	$1,195,172	$(6,746)
British Pound/Euro	12/16/09	1,810,254	1,827,562	(17,308)
Canadian Dollar/Euro	12/16/09	2,211,584	2,227,021	(15,437)
Euro/Australian Dollar	12/16/09	2,339,689	2,399,789	(60,100)
Euro/Canadian Dollar	12/16/09	2,288,476	2,330,235	(41,759)
Euro/Hungarian Forint	12/16/09	4,732,054	4,784,132	(52,078)
Euro/Japanese Yen	12/16/09	4,084,893	4,129,661	(44,768)
Euro/New Zealand Dollar	12/16/09	2,866,449	2,900,870	(34,421)
Euro/Norwegian Krone	12/16/09	4,010,687	4,095,368	(84,681)
Euro/Swedish Krona	12/16/09	692,103	694,661	(2,558)
Hungarian Forint/Euro	12/16/09	4,999,793	5,015,893	(16,100)
New Zealand Dollar/Euro	12/16/09	921,712	921,829	(117)
Polish Zloty/Euro	12/16/09	5,709,910	5,819,547	(109,637)
Swedish Krona/Euro	12/16/09	6,916,601	6,976,469	(59,868)
Swiss Franc/Japanese Yen	12/16/09	1,139,345	1,151,695	(12,350)

TOTAL				$(557,928)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)
September 30, 2009 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD SALES CONTRACT — At September 30, 2009, the Fund had the following forward sales contract:

	Interest	Maturity	Settlement	Principal
Description	Rate	Date	Date	Amount	Value

FHLMC (Proceeds Receivable $1,028,438)	5.000%	TBA-15yr(c)	10/14/09	$1,000,000	$1,033,125

FUTURES CONTRACTS — At September 30, 2009, the following futures contracts were open:

	Number of
	Contracts	Settlement	Notional	Unrealized
Type	Long (Short)	Month	Value	Gain (Loss)

Australia 10 Year Treasury Bond	20	December 2009	$1,841,222	$(15,396)
Eurodollars	13	November 2009	3,239,113	1,436
Eurodollars	39	December 2009	9,713,925	54,988
Eurodollars	3	March 2010	745,313	3,246
Eurodollars	3	June 2010	742,725	4,145
Eurodollars	3	September 2010	739,763	4,578
Eurodollars	3	December 2010	736,838	2,055
Eurodollars	3	March 2011	734,250	5,059
Eurodollars	3	June 2011	731,850	5,096
Eurodollars	3	September 2011	729,713	5,089
Eurodollars	3	December 2011	727,650	5,073
2 Year German Euro-Schatz	234	December 2009	37,036,543	61,383
5 Year German Euro-Bobl	(223)	December 2009	(37,707,064)	(105,341)
10 Year German Euro-Bund	152	December 2009	27,109,652	138,412
Japan 10 Year Government Bond	(42)	December 2009	(65,195,566)	(269,604)
U.K. Life Long Gilt	(327)	December 2009	(61,958,918)	(313,880)
2 Year U.S. Treasury Notes	14	December 2009	3,037,563	7,763
5 Year U.S. Treasury Notes	140	December 2009	16,253,125	56,847
10 Year U.S. Treasury Notes	863	December 2009	102,117,172	177,619
30 Year U.S. Treasury Bonds	(291)	December 2009	(35,320,125)	(753,553)

TOTAL				$(924,985)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At September 30, 2009, the Fund had outstanding swap contracts with the following terms:

INTEREST RATE SWAP CONTRACTS

					Rates Exchanged			Upfront
		Notional			Payments	Payments		Payments made
		Amount		Termination	received by	made by	Market	(received)	Unrealized
Swap Counterparty		(000s)		Date	the Fund	the Fund	Value	by the Fund	Gain (Loss)

Banc of America Securities LLC		$49,630	(a)	08/13/17	4.955%	3 month LIBOR	$1,681,058	$—	$1,681,058
		27,990	(a)	08/13/22	3 month LIBOR	5.075%	(1,578,089)	—	(1,578,089)
Citibank NA	KRW	8,068,285		07/15/14	3.905	3 month KWCDC	(129,145)	—	(129,145)
Credit Suisse First Boston Corp.		$79,680	(a)	12/16/16	3 month LIBOR	3.250	(125,521)	(111,061)	(14,460)
Deutsche Bank Securities, Inc.	EUR	26,210	(a)	12/16/14	6 month EURO	3.000	(311,790)	578,044	(889,834)
	JPY	1,289,000	(a)	12/16/14	1.000	6 month JYOR	81,851	17,484	64,367
Royal Bank of Canada	CAD	8,250	(a)	02/12/13	1.965	6 month CDOR	(91,756)	—	(91,756)
		8,250	(a)	02/16/13	2.030	6 month CDOR	(80,603)	—	(80,603)
		8,250	(a)	02/19/13	2.023	6 month CDOR	(83,133)	—	(83,133)
		8,250	(a)	02/22/13	1.942	6 month CDOR	(102,992)	—	(102,992)
		8,160	(a)	02/25/13	2.067	6 month CDOR	(76,293)	—	(76,293)
		13,500	(a)	08/06/13	3.110	6 month CDOR	95,428	—	95,428
		10,120	(a)	02/12/17	6 month CDOR	2.625	335,947	—	335,947
		10,120	(a)	02/16/17	6 month CDOR	2.672	311,210	—	311,210
		10,180	(a)	02/19/17	6 month CDOR	2.658	324,896	—	324,896
		10,180	(a)	02/22/17	6 month CDOR	2.588	368,854	—	368,854
		10,010	(a)	02/25/17	6 month CDOR	2.765	261,304	—	261,304
		17,000	(a)	08/06/17	6 month CDOR	3.750	(296,666)	—	(296,666)
		3,870	(a)	02/12/25	3.850	6 month CDOR	(77,790)	—	(77,790)
		3,870	(a)	02/16/25	3.882	6 month CDOR	(66,434)	—	(66,434)
		3,730	(a)	02/19/25	3.846	6 month CDOR	(79,527)	—	(79,527)
		3,730	(a)	02/22/25	3.786	6 month CDOR	(104,810)	—	(104,810)
		3,690	(a)	02/25/25	3.970	6 month CDOR	(31,475)	—	(31,475)
		6,500	(a)	08/06/25	4.686	6 month CDOR	328,194	—	328,194
Royal Bank of Scotland	GBP	13,400	(a)	12/16/14	3.500	6 month BP	102,526	(263,967)	366,493

TOTAL							$655,244	$220,500	$434,744

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to September 30, 2009.

CREDIT DEFAULT SWAP CONTRACTS

						Upfront
		Notional	Rates			Payments made
	Referenced	Amount	received (paid)	Termination	Market	(received) by	Unrealized
Swap Counterparty	Obligation	(000s)	by Fund	Date	Value	the Fund	Loss

Protection Purchased:
Banc of America Securities LLC	iTraxx Europe Index	$13,200	(1.850)%	06/20/14	$(831,011)	$(560,805)	$(270,206)
Barclays Bank PLC	Peugeot SA 5.88%, 09/27/11	1,900	(3.380)	06/20/14	(41,743)	—	(41,743)
	Renault 3.47%, 08/04/14	1,900	(3.430)	06/20/14	(35,912)	—	(35,912)
Deutsche Bank Securities, Inc.	iTraxx Europe Index	12,700	(1.850)	06/20/14	(799,533)	(335,140)	(464,393)
Morgan Stanley Capital Services, Inc.	CDX North America Investment Grade Index	19,200	(1.500)	12/20/13	(166,866)	940,364	(1,107,230)
	iTraxx Europe Index	22,000	(1.850)	06/20/14	(1,385,018)	(573,023)	(811,995)
UBS AG (London)	iTraxx Europe Index	10,400	(1.850)	06/20/14	(654,736)	(279,650)	(375,086)

TOTAL					$(3,914,819)	$(808,254)	$(3,106,565)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Schedule of Investments (continued)
September 30, 2009 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

JOINT REPURCHASE AGREEMENT ACCOUNT II — At September 30, 2009, certain Funds had undivided interests in the Joint Repurchase Agreement Account II, as follows:

Fund	Principal Amount

Core Fixed Income	$82,700,000

Core Plus Fixed Income	21,600,000

REPURCHASE AGREEMENTS

	Principal	Interest	Maturity	Maturity
Counterparty	Amount	Rate	Date	Value

Banc of America Securities LLC	$1,033,500,000	0.08%	10/01/09	$1,033,502,297

Barclays Capital, Inc.	800,000,000	0.03	10/01/09	800,000,667

Barclays Capital, Inc.	2,250,000,000	0.04	10/01/09	2,250,002,500

Citigroup Global Markets, Inc.	1,500,000,000	0.06	10/01/09	1,500,002,500

Credit Suisse Securities (USA) LLC	1,000,000,000	0.03	10/01/09	1,000,000,833

Credit Suisse Securities (USA) LLC	1,950,000,000	0.07	10/01/09	1,950,003,792

Deutsche Bank Securities, Inc.	300,000,000	0.04	10/01/09	300,000,333

Deutsche Bank Securities, Inc.	1,150,000,000	0.08	10/01/09	1,150,002,556

JPMorgan Securities	500,000,000	0.04	10/01/09	500,000,556

JPMorgan Securities	4,121,500,000	0.07	10/01/09	4,121,508,014

Merrill Lynch & Co., Inc.	950,000,000	0.07	10/01/09	950,001,847

Morgan Stanley & Co.	2,160,300,000	0.05	10/01/09	2,160,303,000

RBS Securities, Inc.	500,000,000	0.07	10/01/09	500,000,972

UBS Securities LLC	1,295,000,000	0.08	10/01/09	1,295,002,878

Wachovia Capital Markets	550,000,000	0.07	10/01/09	550,001,069

TOTAL				$20,060,333,814

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

ADDITIONAL INVESTMENT INFORMATION (continued)

JOINT REPURCHASE AGREEMENT ACCOUNT II (continued)

At September 30, 2009, the Joint Repurchase Agreement Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates

Federal Farm Credit Bank	3.800% to 6.900%	11/04/09 to 08/03/37

Federal Home Loan Bank	0.820 to 6.640	10/02/09 to 03/14/36

Federal Home Loan Mortgage Corp.	0.000 to 15.000	10/13/09 to 10/01/39

Federal Home Loan Mortgage Corp. Interest-Only Stripped Securities	0.000	01/15/18

Federal National Mortgage Association	0.000 to 16.000	10/01/09 to 07/01/49

Federal National Mortgage Association Interest-Only Stripped Securities	0.000	05/15/20

Government National Mortgage Association	4.500 to 6.000	07/15/35 to 09/15/39

Tennessee Valley Authority Interest-Only Stripped Security	0.000	11/01/10

U.S. Treasury Inflation Protected Securities	0.625 to 4.250	01/15/10 to 01/15/15

U.S. Treasury Interest-Only Stripped Securities	0.000	11/30/09 to 08/15/19

U.S. Treasury Notes	1.750 to 7.250	08/31/11 to 02/15/18

U.S. Treasury Principal-Only Stripped Securities	0.000	11/15/09 to 08/15/17

The aggregate market value of the collateral, including accrued interest, was $20,558,837,843.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Statements of Assets and Liabilities
September 30, 2009 (Unaudited)

	Core Fixed	Core Plus Fixed	Global
	Income Fund	Income Fund	Income Fund

Assets:

Investments in securities, at value (identified cost $1,574,521,317, $201,107,989 and $871,173,458, respectively)	$1,472,059,343	$199,990,765	$898,017,787
Repurchase agreement, at value which equates cost	82,700,000	21,600,000	—
Cash	4,101,488	96,491	851,591
Foreign currencies, at value (identified cost $161,315, $38,351 and $4,359,679)	161,630	38,276	4,349,826
Receivables:
Investment securities sold, at value	450,649,602	26,813,835	32,229,883
Swap contracts, at value (includes upfront payments received of $34,229, $72,310 and $246,483, respectively)	12,761,804	395,948	3,891,268
Interest, at value	10,905,863	1,438,233	11,942,942
Due from broker — swap collateral	7,699,977	1,252,243	4,227,442
Fund shares sold	3,656,111	135,477	39,419,375
Forward foreign currency exchange contracts, at value	1,183,105	177,668	5,894,045
Due from broker — upfront payment	63,478	—	—
Due from broker — variation margin(a)	—	396,780	3,593,168
Reimbursement from investment adviser	—	107,000	35,396
Other assets	19,852	61,061	31,265

Total assets	2,045,962,253	252,503,777	1,004,483,988

Liabilities:

Payables:
Investment securities purchased	521,917,570	38,410,436	47,859,279
Fund shares redeemed	23,321,877	107,535	1,559,585
Swap contracts, at value (includes upfront payments (made) received of $(3,565,897), ($400,932) and $341,271, respectively)	14,718,503	1,500,036	7,150,843
Forward sale contracts, at value (proceeds receivable $13,705,352, $0 and $1,028,438, respectively)	13,723,125	—	1,033,125
Forward foreign currency exchange contracts, at value	1,558,199	207,401	20,142,185
Income distribution	1,167,985	41,720	—
Amounts owed to affiliates	751,611	122,749	567,511
Due to broker — variation margin	226,054	—	362,556
Due to broker — upfront payment	—	51,097	—
Due to broker — swap collateral	—	—	1,045,757
Accrued expenses and other liabilities	209,665	121,673	364,908

Total liabilities	577,594,589	40,562,647	80,085,749

Net Assets:

Paid-in capital	1,672,593,426	214,249,208	943,291,393
Accumulated undistributed net investment income	2,799,915	362,552	12,650,137
Accumulated net realized loss from investment, futures, swap and foreign currency related transactions	(103,558,836)	(446,402)	(40,876,830)
Net unrealized gain (loss) on investments, futures, swaps and translation of assets and liabilities denominated in foreign currencies	(103,466,841)	(2,224,228)	9,333,539

NET ASSETS	$1,468,367,664	$211,941,130	$924,398,239

Net Assets:
Class A	$740,573,092	$57,091,422	$202,531,940
Class B	18,844,716	10,275,114	5,801,879
Class C	31,264,428	12,651,463	5,860,899
Institutional	670,478,088	131,866,583	709,992,094
Service	7,118,168	11,346	211,427
Class IR	79,023	10,817	—
Class R	10,149	34,385	—

Total Net Assets	$1,468,367,664	$211,941,130	$924,398,239

Shares Outstanding $0.001 par value (unlimited shares authorized):
Class A	79,635,655	5,694,590	16,268,632
Class B	2,017,885	1,025,971	467,872
Class C	3,345,679	1,263,061	473,727
Institutional	71,834,737	13,160,550	57,115,885
Service	762,090	1,132	17,029
Class IR	8,490	1,079	—
Class R	1,091	3,431	—

Net asset value, offering and redemption price per share:(b)
Class A	$9.30	$10.03	$12.45
Class B	9.34	10.02	12.40
Class C	9.34	10.02	12.37
Institutional	9.33	10.02	12.43
Service	9.34	10.02	12.42
Class IR	9.31	10.03	—
Class R	9.31	10.02	—

(a)	Includes cash on deposit with counterparty of $366,985 and $3,593,168 for Core Plus Fixed Income and Global Income Funds, respectively, relating to initial margin requirements on futures transactions.
(b)	Maximum public offering price per share for Class A Shares of the Core Fixed Income, Core Plus Fixed Income and Global Income Funds (NAV per share multiplied by 1.0390) is $9.66, $10.42 and $12.94, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Statements of Operations
For the Six Months Ended September 30, 2009 (Unaudited)

	Core Fixed	Core Plus Fixed	Global
	Income Fund	Income Fund	Income Fund

Investment income:

Interest(a)	$34,703,824	$3,443,615	$19,547,319

Expenses:

Management fees	2,827,556	321,913	2,851,446
Distribution and Service fees(b)	1,057,420	173,542	306,534
Transfer Agent fees(b)	610,258	60,945	270,172
Custody and accounting fees	141,631	69,155	162,341
Professional fees	74,534	71,665	62,381
Registration fees	49,476	110,394	42,669
Printing fees	47,324	19,818	25,463
Service share fees — Service Plan	8,633	13	269
Service share fees — Shareholder Administration Plan	8,633	13	269
Trustee fees	8,400	8,400	8,400
Other	62,494	25,644	38,764

Total expenses	4,896,359	861,502	3,768,708

Less — expense reductions	(609)	(301,561)	(322,092)

Net expenses	4,895,750	559,941	3,446,616

NET INVESTMENT INCOME	29,808,074	2,883,674	16,100,703

Realized and unrealized gain (loss) from investment, futures, swap and foreign currency related transactions:

Net realized gain (loss) from:
Investment transactions	(19,272,769)	803,445	(3,415,431)
Futures transactions	(437,134)	331,290	5,395,268
Swap contracts	292,054	572,079	2,199,846
Foreign currency related transactions	391,176	555	(36,644,796)
Net change in unrealized gain (loss) on:
Investments	190,639,712	12,223,705	118,176,107
Futures	1,318,380	40,390	(840,702)
Swap contracts	(4,424,076)	(1,158,272)	(7,288,089)
Translation of assets and liabilities denominated in foreign currencies	(171,938)	(15,242)	(4,085,649)

Net realized and unrealized gain from investment, futures, swap and foreign currency related transactions	168,335,405	12,797,950	73,496,554

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$198,143,479	$15,681,624	$89,597,257

(a)	Foreign taxes withheld on interest were $1,935 for the Global Income Fund.
(b)	Class specific Distribution and Service and Transfer Agent fees were as follows:

	Distribution and Service Fees				Transfer Agent Fees
Fund	Class A	Class B	Class C	Class R	Class A	Class B	Class C	Institutional	Service	Class IR	Class R
Core Fixed Income	$826,621	$91,024	$139,751	$24	$429,843	$11,833	$18,167	$149,011	$1,381	$17	$6
Core Plus Fixed Income	61,864	53,149	58,489	40	32,169	6,909	7,604	14,243	2	7	11
Global Income	248,556	31,513	26,465	—	129,249	4,097	3,440	133,343	43	—	—

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Statements of Changes in Net Assets

	Core Fixed Income Fund
	For the
	Six Months Ended	For the Fiscal
	September 30, 2009	Year Ended
	(Unaudited)	March 31, 2009

From operations:

Net investment income	$29,808,074	$93,301,495
Net realized gain (loss) from investment, futures, swap and foreign currency related transactions	(19,026,673)	(80,556,260)
Net change in unrealized gain (loss) on investments, futures, swaps and translation of assets and liabilities denominated in foreign currencies	187,362,078	(191,731,530)

Net increase (decrease) in net assets resulting from operations	198,143,479	(178,986,295)

Distributions to shareholders:

From net investment income
Class A Shares	(13,140,565)	(34,752,817)
Class B Shares	(294,864)	(778,981)
Class C Shares	(450,447)	(1,059,866)
Institutional Shares	(16,201,085)	(60,277,695)
Service Shares	(132,170)	(790,612)
Class IR Shares	(532)	(477)
Class R Shares	(178)	(432)
From net realized gains
Class A Shares	—	(3,634,537)
Class B Shares	—	(105,168)
Class C Shares	—	(143,857)
Institutional Shares	—	(4,738,028)
Service Shares	—	(64,465)
Class IR Shares	—	(54)
Class R Shares	—	(54)

Total distributions to shareholders	(30,219,841)	(106,347,043)

From share transactions:

Net proceeds from sales of shares	348,032,914	877,777,690
Reinvestment of distributions	22,677,242	76,644,527
Cost of shares redeemed(a)	(572,300,381)	(1,622,625,171)

Net increase (decrease) in net assets resulting from share transactions	(201,590,225)	(668,202,954)

TOTAL INCREASE (DECREASE)	(33,666,587)	(953,536,292)

Net assets:

Beginning of period	1,502,034,251	2,455,570,543

End of period	$1,468,367,664	$1,502,034,251

Accumulated undistributed net investment income	$2,799,915	$3,211,682

(a)	Net of $4,942, $7,409 and $10,044, $39,807 of redemption fees remitted to the Core Plus Fixed Income Fund and Global Income Fund, respectively, for the period ended September 30, 2009 and fiscal year ended March 31, 2009, respectively.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Core Plus Fixed Income Fund		Global Income Fund
For the		For the
Six Months Ended	For the Fiscal	Six Months Ended	For the Fiscal
September 30, 2009	Year Ended	September 30, 2009	Year Ended
(Unaudited)	March 31, 2009	(Unaudited)	March 31, 2009

$2,883,674	$5,409,292	$16,100,703	$44,792,216
1,707,369	725,332	(32,465,113)	127,082,225
11,090,581	(10,634,748)	105,961,667	(187,155,071)

15,681,624	(4,500,124)	89,597,257	(15,280,630)

(1,006,715)	(2,174,067)	(17,178,724)	(9,173,231)
(177,212)	(445,794)	(514,699)	(243,252)
(194,456)	(400,284)	(456,161)	(166,354)
(1,528,458)	(2,343,878)	(58,668,212)	(35,883,234)
(211)	(442)	(18,965)	(10,030)
(222)	(461)	—	—
(301)	(413)	—	—

—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—

(2,907,575)	(5,365,339)	(76,836,761)	(45,476,101)

107,138,396	47,443,891	198,101,971	351,504,276
2,629,082	4,612,943	75,464,841	44,395,451
(21,663,310)	(62,339,560)	(241,357,434)	(861,759,297)

88,104,168	(10,282,726)	32,209,378	(465,859,570)

100,878,217	(20,148,189)	44,969,874	(526,616,301)

111,062,913	131,211,102	879,428,365	1,406,044,666

$211,941,130	$111,062,913	$924,398,239	$879,428,365

$362,552	$386,453	$12,650,137	$73,386,195

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements
September 30, 2009 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/Non-diversified

Core Fixed Income and Core Plus Fixed Income	A, B, C, Institutional, Service, IR and R	Diversified

Global Income	A, B, C, Institutional and Service	Non-diversified

Class A Shares of the Funds are sold with a front-end sales charge of up to 3.75%. Prior to July 29, 2009, the maximum Class A front-end sales charge for the Funds was 4.50%. Class B Shares of the Funds are sold with contingent deferred sales charges that decline from 5.00% to zero, depending upon the period of time the shares are held. Effective November 2, 2009, the Funds’ Class B Shares will no longer be available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds). Class C Shares of the Funds have a contingent deferred sales charge of 1.00% during the first 12 months. Institutional, Service, Class IR and Class R Shares of the Funds are not subject to a sales charge. Goldman, Sachs & Co. (“Goldman Sachs” or the “Distributor”) serves as Distributor of the shares of the Funds pursuant to a Distribution Agreement. Goldman Sachs may retain a portion of such sales charges it receives as Distributor.
Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs, serves as investment adviser to each of the Core Fixed Income and Core Plus Fixed Income Funds pursuant to a management agreement with the Trust on behalf of the Funds. Goldman Sachs Asset Management International (“GSAMI”), an affiliate of GSAM and Goldman Sachs, serves as investment adviser pursuant to a management agreement with the Trust on behalf of the Global Income Fund (the management agreements with GSAM and GSAMI are collectively referred to herein as the “Agreements”).

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that may affect the amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

A. FASB Financial Accounting Standards Codification — In July 2009, the Financial Accounting Standards Board (“FASB”) launched its “Financial Accounting Standards Codification” (the “Codification”) as the single source of GAAP. While the Codification does not change GAAP, it introduces a new structure to the accounting literature and changes references to accounting standards and other authoritative accounting guidance that have been reflected in the accompanying Notes to Financial Statements.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

B. Investment Valuation — The investment valuation policy of the Funds is to value investments at market value. Debt securities for which market quotations are readily available are valued on the basis of quotations furnished by an independent pricing service approved by the trustees or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider either (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from bond dealers, to determine current value. If accurate quotations are not readily available, or if GSAM or GSAMI believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the trustees. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates market value.
Investments in equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. In the absence of market quotations, broker quotes will be utilized or the security will be fair valued. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share (“NAV”) on the valuation date.
GSAM or GSAMI, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Funds’ NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man-made disasters or acts of God; armed conflicts; government actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; and trading limits or suspensions.

C. Security and Fund Share Transactions, and Investment Income — Security and Fund share transactions are reflected for financial reporting purposes as of the trade date which may cause the NAV as stated in the accompanying financial statements to be different than the NAV applied to share transactions. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Dividend income is recognized on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted. Certain mortgage security paydown gains and losses are included in interest income in the accompanying Statements of Operations. Market discounts, original issue discount (“OID”) and market premiums on debt securities are accreted/amortized to interest income over the life of the security with a corresponding adjustment in the cost basis of that security. In addition, it is the Funds’ policy to accrue for foreign capital gains taxes, if applicable, on certain foreign securities held by the Funds, which are subject to such taxes. An estimated foreign capital gains tax is recorded daily on net unrealized gains on these securities and is payable upon the sale of such securities when a gain is realized.
Net investment income (other than class specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the respective Fund based upon the relative proportion of net assets of each class.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)
September 30, 2009 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

D. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds on a straight-line and/or “pro-rata” basis depending upon the nature of the expense and are accrued daily.

E. Redemption Fees — All classes of the Core Plus Fixed Income and Global Income Funds charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. For this purpose, the Funds use a first-in first out method so that shares held longest will be treated as being redeemed first and shares held shortest will be treated as being redeemed last. Redemption fees are reimbursed to a Fund and are reflected as a reduction in share redemptions. Redemption fees are credited to Paid-in capital and are allocated to each share class of a Fund on a pro-rata basis at the time of payment.

F. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal income tax provisions are required. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

	Income Distributions	Capital Gains Distributions
Fund	Declared/Paid	Declared/Paid

Core Fixed Income and Core Plus Fixed Income	Daily/Monthly	Annually

Global Income	Monthly	Annually

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Financial statements are adjusted for permanent book/tax differences to reflect the appropriate tax character, and are not adjusted for temporary differences.
GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

G. Foreign Currency Translations — The books and records of the Funds are accounted for in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars based upon 4:00 p.m. Eastern Time exchange rates; and (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions as of 4:00 p.m. Eastern Time.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Net realized and unrealized gain (loss) on foreign currency transactions represents: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment security transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of dividends, interest and foreign withholding taxes recorded and the amounts actually received. The effect of changes in foreign currency exchange rates on equity securities and derivative instruments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included with the net realized and unrealized gain (loss) on investments. The effect of changes in foreign currency exchange rates on fixed income securities sold during the period are segregated in the Statements of Operations from the effects of changes in market prices of those investments, and are included with the net realized gain (loss) on foreign currency related transactions. The effect of changes in foreign currency exchange rates on fixed income securities held at period end are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included with the net change in unrealized gain (loss) on investments. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases and decreases in unrealized gain (loss) on foreign currency related transactions.
Non U.S. currency symbols utilized throughout the report are defined as follows:

AUD	=	Australian Dollar
CAD	=	Canadian Dollar
DKK	=	Danish Krone
EUR	=	Euro
GBP	=	British Pound
JPY	=	Japanese Yen
KRW	=	South Korean Won
PLN	=	Polish Zloty
RUB	=	Russian Ruble
SEK	=	Swedish Krona

H. Mortgage-Backed and Asset-Backed Securities — The Funds may invest in mortgage-backed and/or asset-backed securities. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real property. These securities may include mortgage pass-through securities, collateralized mortgage obligations, real estate mortgage investment conduit pass-through or participation certificates and stripped mortgage-backed securities. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities also include home equity line of credit loans and other second-lien mortgages.
The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers. Early repayment of principal on mortgage-backed or asset-backed securities may expose a Fund to the risk of earning a lower rate of return upon reinvestment of principal. Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral. In addition, while mortgage-backed and asset-backed securities may be supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers, if any, will meet their obligations.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)
September 30, 2009 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all of the interest payments (the interest-only, or “IO” and/or the high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all of the principal payments (the principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, adjustments are made to the cost of the security on a daily basis until maturity. These adjustments are included in interest income. Payments received for PO’s, typically monthly, are treated as a proportionate reduction to the cost basis of the securities and excess amounts are recorded as gains. All gains and losses resulting from principal payments are classified as interest income in the accompanying Statements of Operations.

I. Mortgage Dollar Rolls — The Funds may enter into mortgage dollar rolls (“dollar rolls”) in which the Funds sell securities in the current month for delivery and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Funds treat dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale.
During the settlement period between sale and repurchase, the Funds will not be entitled to accrued interest and principal payments on the securities sold. Dollar roll transactions involve the risk that the market value of the securities sold by the Funds may decline below the repurchase price of those securities. In the event the buyer of the securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Funds’ use of proceeds from the transaction may be restricted pending a determination by, or with respect to, the other party.

J. Repurchase Agreements — The Funds may enter into repurchase agreements. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Funds, including accrued interest is required to exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by the Funds may be delayed or limited and there may be a decline in the value of the collateral during the period while the Funds seek to assert their rights. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated subcustodians under tri-party repurchase agreements.
Pursuant to exemptive relief granted by the Securities and Exchange Commission and terms and conditions contained therein, the Funds, together with other registered investment companies having management agreements with GSAM, or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds’ credit exposure is allocated to the underlying repurchase agreements counterparties on a pro-rata basis. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

K. Treasury Inflation-Protected Securities — The Funds may invest in Treasury Inflation-Protected Securities (“TIPS”), including structured bonds in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost. Such adjustments may have a significant impact on the Funds’ distributions and may result in a return of capital to shareholders. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

L. When-Issued Securities and Forward Commitments — The Funds may purchase when-issued securities, including TBA (“To Be Announced”) securities and enter into contracts to purchase or sell securities for a fixed price at a future date beyond the customary settlement period. When-issued securities are securities that have been authorized, but not yet issued in the market. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although the Funds will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for their portfolios, the Funds may dispose of when-issued securities or forward commitments prior to settlement if GSAM deems it appropriate. When purchasing a security on a when-issued basis or entering into a forward commitment, the Funds must set aside liquid assets, or engage in other appropriate measures to cover their obligations under these contracts. The Funds may dispose of or renegotiate these contracts after they have been entered into and may sell these securities before they are delivered, which may result in a capital gain or loss.

M. Derivatives — The Funds may make investments in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over the counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivatives also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument.

Forward Foreign Currency Exchange Contracts — The Funds may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions, portfolio positions or to seek to increase total return. All contracts are “marked-to-market” daily at the applicable forward rate and any resulting unrealized gains or losses are recorded by the Funds. The Funds record realized gains or losses on the settlement date of a contract.
Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.
The contractual amounts of forward foreign currency contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Funds must set aside liquid assets, or engage in other appropriate measures to cover their obligations under these contracts.

Futures Contracts — The Funds may purchase or sell futures contracts to hedge against changes in interest rates, securities prices, currency exchange rates, or to seek to increase total return. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Funds deposit cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Funds equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset in unrealized gains or losses. The Funds recognize a realized gain or loss when a contract is closed or expires.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)
September 30, 2009 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

The use of futures contracts involves, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statements of Assets and Liabilities. Futures contracts may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day. Changes in the value of a futures contract may not directly correlate with changes in the value of the underlying securities. These risks may decrease the effectiveness of the Funds’ strategies and potentially result in a loss. The Funds must set aside liquid assets, or engage in other appropriate measures to cover their obligations under these contracts.

Options — The Funds may write and/or purchase call and put options on futures, currencies, securities or any securities index consisting of securities in which the Funds may invest. When the Funds write call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current market value of the option written. Options on a futures contract may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. When a written option expires on its stipulated expiration date or the Funds enter into a closing purchase transaction, the Funds realize a gain or loss without regard to any unrealized gain or loss on the underlying future, security or currency transaction, and the liability related to such option is extinguished. When a written call option is exercised, the Funds realize a gain or loss from the sale of the underlying future, security or currency transaction, and the proceeds of the sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the future, security or currency transaction that the Funds purchase upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received. The Funds must set aside liquid assets, or engage in other appropriate measures to cover their obligations under written option contracts.
Upon the purchase of a call option or a put option by the Funds, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current market value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. If an option which the Funds have purchased expires on the stipulated expiration date, the Funds will realize a loss in the amount of the cost of the option. If the Funds enter into a closing sale transaction, the Funds will realize a gain or loss, depending on whether the sale proceeds for the closing sale transaction are greater or less than the cost of the option. If the Funds exercise a purchased put option, the Funds will realize a gain or loss from the sale of the underlying future, security or currency transaction, and the proceeds from such sale will be decreased by the premium originally paid. If the Funds exercise a purchased call option, the cost of the future, security or currency transaction which the Funds purchase upon exercise will be increased by the premium originally paid. Purchased over-the counter options are subject to the risk that the counterparty may default on its obligations, which could result in a loss to the Funds.

Swap Contracts — The Funds may enter into swap transactions for hedging purposes or to seek to increase total return. The Funds may be required to post collateral under the terms of a swap contract. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net payment to be received by the Funds and/or the termination value at the end of the contract. Therefore, the Funds consider the creditworthiness of each counterparty to a contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. Entering into these agreements involves, to varying degrees, market risk, liquidity risk and elements of credit, legal and documentation risk in excess of amounts recognized in the Statements of Assets and Liabilities. The Funds may pay or receive cash to collateralize these contracts. This cash collateral is recorded as assets/liabilities on the Funds’ books.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Swaps are marked to market daily using either pricing vendor quotations, counterparty prices or model prices and the change in value, if any, is recorded as an unrealized gain or loss on the Statements of Operations. Upfront payments made and/or received by the Funds, are recorded as an asset and/or liability on the Statements of Assets and Liabilities and are recorded as a realized gain or loss ratably over the contract’s term/event, with the exception of forward starting interest rate swaps, which are recorded as a realized gain or loss ratably beginning on the effective start date. Periodic payments received or made on swap contracts are recorded as realized gains or losses on the Statements of Operations. Gains or losses are also realized upon early termination of the swap agreements and recorded as realized gains or losses on the Statements of Operations. The Funds invest in the following types of swaps:
An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in specified prices, rates or indices for a specified amount of an underlying asset or notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.
A credit default swap is an agreement that involves one party making a stream of payments to another party in exchange for the right to receive protection on a reference security or obligation. A Fund may use credit default swaps to provide a measure of protection against defaults of the reference security or obligation or to take a short position with respect to the likelihood of default. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.
As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if the Funds sell protection through a credit default swap, the Funds could suffer a loss because the value of the referenced obligation may be less than the premium payments received. Upon the occurrence of a specified credit event, the Funds, as sellers of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. The Funds may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a trustworthy and transparent price has been set for the defaulted security or obligation. In addition, the Funds are entitled to a return of any assets, which have been pledged as collateral to the counterparty.
The Funds’ credit default swaps are disclosed in the Additional Investment Information section of the Schedules of Investments. The maximum potential amount of future payments (undiscounted) that the Funds as sellers of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where the Funds bought credit protection.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)
September 30, 2009 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

In April 2009, the Funds adopted FASB Accounting Standards Codification (“ASC”) 815 “Disclosures about Derivative Instruments and Hedging Activities”, which requires enhanced disclosures about the Funds’ derivatives and hedging activities. The following tables set forth the gross value of the Funds’ derivative contracts for trading activities by certain risk types as of September 30, 2009. The values in the tables below exclude the effects of cash received or posted pursuant to derivative contracts, and therefore are not representative of the Funds’ net exposure.

Core Fixed Income

	Statements of			Statements of
	Assets and Liabilities	Derivative	Number of	Assets and Liabilities	Derivative		Number of
Risk	Location	Assets	Contracts	Location	Liabilities		Contracts

Interest rate	Swap contracts, at value; Unrealized gain on futures(a)	$18,020,070	2,861	Swap contracts, at value; Unrealized loss on futures(a)	$(14,659,160	)(b)	680
Credit	Swap contracts, at value	4,084	1	Swap contracts, at value	(446,738	)(b)	2
Currency	Forward foreign currency exchange contracts, at value	1,183,105	25	Forward foreign currency exchange contracts, at value	(1,558,199)		21

Derivative contracts, at value		$19,207,259	2,887		$(16,664,097)		703

Core Plus Fixed Income

	Statements of			Statements of
	Assets and Liabilities	Derivative	Number of	Assets and Liabilities	Derivative		Number of
Risk	Location	Assets	Contracts	Location	Liabilities		Contracts

Interest rate	Swap contracts, at value; Unrealized gain on futures(a)	$940,462	441	Swap contracts, at value; Unrealized loss on futures(a)	$(622,988	)(b)	98
Credit	Swap contracts, at value	551	1	Swap contracts, at value	(1,067,288	)(b)	6
Currency	Forward foreign currency exchange contracts, at value	177,668	27	Forward foreign currency exchange contracts, at value	(207,401)		20

Derivative contracts, at value		$1,118,681	469		$(1,897,677)		124

Global Income

	Statements of			Statements of
	Assets and Liabilities	Derivative	Number of	Assets and Liabilities	Derivative		Number of
Risk	Location	Assets	Contracts	Location	Liabilities		Contracts

Interest rate	Swap contracts, at value; Unrealized gain on futures(a)	$4,424,057	1,489	Swap contracts, at value; Unrealized loss on futures(a)	$(4,693,798	)(b)	918
Credit	Swap contracts, at value	—	—	Swap contracts, at value	(3,914,819	)(b)	7
Currency	Investments in Securities, at value; Forward foreign currency exchange contracts, at value	5,923,121	236	Forward foreign currency exchange contracts, at value	(20,142,185)		200

Derivative contracts, at value		$10,347,178	1,725		$(28,750,802)		1,125

(a)	Includes cumulative appreciation (depreciation) of futures contracts described in the Additional Investment Information section of the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

(b)	Amounts include $14,718,503, $1,500,036 and $7,150,843 for Core Fixed Income, Core Plus Fixed Income and Global Income Funds, respectively, which represent the payments to be made pursuant to bilateral agreements should counterparties exercise their “right to terminate” provisions based on, among others, the Funds’ performance, its failure to pay on its obligations or failure to pledge collateral. Such amounts do not include incremental charges directly associated with the close-out of the agreements. They also do not reflect the fair value of any assets pledged as collateral which, through the daily margining process, substantially offsets the aforementioned amounts and for which the Funds are entitled to a full return.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

The following tables set forth by certain risk types the Funds’ gains (losses) related to derivative activities for the six months ended September 30, 2009 in accordance with ASC 815. These gains (losses) should be considered in the context that derivative contracts may have been executed to economically hedge securities and accordingly, gains or losses on derivative contracts may offset losses or gains attributable to securities. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” in the Statements of Operations:

Core Fixed Income

			Net
		Net	Change in
	Location of Gain or (Loss) on Derivatives	Realized	Unrealized
Risk	Recognized on Statement of Operations	Gain (Loss)	Gain (Loss)

Interest rate	Net realized gain (loss) from futures transactions and swap contracts/Net change in unrealized gain (loss) on futures and swap contracts	$9,577,203	$(8,517,748)
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(9,722,283)	5,412,052
Currency	Net realized gain (loss) from foreign currency related transactions/Net change in unrealized gain (loss) on translation of assets and liabilities denominated in foreign currencies	394,597	(172,708)

Total		$249,517	$(3,278,404)

Core Plus Fixed Income

			Net
		Net	Change in
	Location of Gain or (Loss) on Derivatives	Realized	Unrealized
Risk	Recognized on Statement of Operations	Gain (Loss)	Gain (Loss)

Interest rate	Net realized gain (loss) from futures transactions and swap contracts/Net change in unrealized gain (loss) on futures and swap contracts	$1,140,896	$(1,057,435)
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(237,527)	(60,447)
Currency	Net realized gain (loss) from foreign currency related transactions/Net change in unrealized gain (loss) on translation of assets and liabilities denominated in foreign currencies	(5,517)	(15,194)

Total		$897,852	$(1,133,076)

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)
September 30, 2009 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Global Income

			Net
		Net	Change in
	Location of Gain or (Loss) on Derivatives	Realized	Unrealized
Risk	Recognized on Statement of Operations	Gain (Loss)	Gain (Loss)

Interest rate	Net realized gain (loss) from futures transactions and swap contracts/Net change in unrealized gain (loss) on futures and swap contracts	$8,410,705	$(3,577,790)
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(815,591)	(4,551,001)
Currency	Net realized gain (loss) from investment transactions and foreign currency related transactions/Net change in unrealized gain (loss) on options and translation of assets and liabilities denominated in foreign currencies	(52,561,847)	(4,985,813)

Total		$(44,966,733)	$(13,114,604)

3. AGREEMENTS

A. Management Agreement — Under the Agreements applicable to each Fund, GSAM and GSAMI manage the Funds, subject to the general supervision of the trustees.
As compensation for the services rendered pursuant to the Agreements, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM and GSAMI are entitled to a management fee computed daily and payable monthly, equal to an annual percentage rate of each Fund’s average daily net assets.
For the six months ended September 30, 2009, contractual and effective net management fees with GSAM and GSAMI were at the following rates:

	Contractual Management Rate
	First	Next	Next	Next	Over	Effective
Fund	$1 Billion	$1 Billion	$3 Billion	$3 Billion	$8 Billion	Rate

Core Fixed Income	0.40%	0.36%	0.34%	0.33%	0.32%	0.39%

Core Plus Fixed Income	0.45	0.41	0.39	0.38	0.37	0.45

Global Income	0.65	0.59	0.56	0.55	0.54	0.65

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

3. AGREEMENTS (continued)

B. Distribution Agreement and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs and/or authorized dealers are entitled to a fee accrued daily and paid monthly for distribution services and account maintenance services at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class B	Class C	Class R*

Distribution Plan	0.25%	0.75%	0.75%	0.50%

Service Plan	—	0.25	0.25	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Plans to compensate service organizations for personal and account maintenance services and expenses so long as such total compensation under the Plans does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.
Goldman Sachs may retain a portion of the Class A front end sales charge and Class B and Class C contingent deferred sales charges. During the six months ended September 30, 2009, Goldman Sachs advised that it retained the following approximate amounts:

	Front End	Contingent Deferred
	Sales Charge	Sales Charge
Fund	Class A	Class B	Class C

Core Fixed Income	$43,900	$—	$1,000

Core Plus Fixed Income	14,400	—	—

Global Income	5,500	—	—

C. Transfer Agency Agreement — Goldman Sachs serves as the transfer agent for the Funds for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.13% of the average daily net assets for Class A, Class B, Class C, Class IR and Class R Shares and 0.04% of the average daily net assets for Institutional and Service Shares of the Funds.

D. Service Plan and Shareholder Administration Plans — The Trust, on behalf of each Fund, has adopted a Service Plan and Shareholder Administration Plan for Service Shares. These plans allow for Service Shares to compensate service organizations for providing varying levels of personal and account administration and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations in an amount equal to, on an annual basis, 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)
September 30, 2009 (Unaudited)

3. AGREEMENTS (continued)

E. Other Agreements — GSAM and GSAMI have voluntarily agreed to limit certain “Other Expenses” of the Funds (excluding management fees, distribution and service fees, transfer agent fees and expenses, Service Share fees, taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM and GSAMI for prior fiscal year expense reimbursements, if any. These expense limitations may be modified or terminated at any time at the option of GSAM and GSAMI. The Other Expense limitations for Core Fixed Income, Core Plus Fixed Income and Global Income Funds as an annual percentage rate of average daily net assets are 0.104%, 0.004% and 0.004%, respectively. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent resulting in a reduction of the Funds’ expenses.
For the six months ended September 30, 2009, these expense reductions, including any waivers and Other Expense reimbursements, were as follows (in thousands):

	Custody Fee	Other Expense	Total Expense
Fund	Credits	Reimbursement	Reductions

Core Fixed Income	$1	$—	$1

Core Plus Fixed Income	—	302	302

Global Income	—	322	322

As of September 30, 2009, the amounts owed to affiliates of the Funds were as follows (in thousands):

	Management	Distribution	Transfer
Fund	Fees	and Service Fees	Agent Fees	Total

Core Fixed Income	$461	$187	$104	$752

Core Plus Fixed Income	80	30	13	123

Global Income	472	51	45	568

F. Line of Credit Facility — The Funds participate in a $660,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM, GSAMI or its affiliates. Pursuant to the terms of the facility, the Funds and other borrowers may increase the credit amount by an additional $340,000,000, for a total of up to $1 billion. The facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended September 30, 2009, the Funds did not have any borrowings under the facility. Prior to May 12, 2009, the amount available through the facility was $700,000,000.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

4. FAIR VALUE OF INVESTMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are described below:

Level 1—Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;
Level 2—Quoted prices in markets that are not active or financial instruments for which all significant inputs are observable, either directly or indirectly;
Level 3—Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

The following is a summary of the Funds’ investments categorized in the fair value hierarchy:

Core Fixed Income

	Level 1	Level 2	Level 3

Assets
Fixed Income
U.S. Treasuries and/or Other U.S. Government Obligations and Agencies	$67,127,324	$16,662,623	$—
Municipal Debt Obligations	—	6,291,044	—
Corporate Obligations	—	321,785,847	—
Foreign Debt Obligations	—	73,871,979	—
Government Guarantee Obligations	—	180,156,010	—
Mortgage-Backed Obligations	—	778,010,105	—
Asset-Backed Securities	—	28,154,411	—
Repurchase Agreements	—	82,700,000	—
Derivatives	5,262,350	13,944,909	—

Total	$72,389,674	$1,501,576,928	$—

Liabilities
Fixed Income — Forward Sales Contracts
Mortgage-Backed Obligations	$—	$(13,723,125)	$—
Derivatives	(387,395)	(16,276,702)	—

Total	$(387,395)	$(29,999,827)	$—

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)
September 30, 2009 (Unaudited)

4. FAIR VALUE OF INVESTMENTS (continued)

Core Plus Fixed Income

	Level 1	Level 2	Level 3

Assets
Fixed Income
U.S. Treasuries and/or Other U.S. Government Obligations and Agencies	$21,560,593	$4,444,513	$—
Municipal Debt Obligations	—	878,729	—
Corporate Obligations	—	37,303,219	—
Foreign Debt Obligations	—	6,541,788	—
Government Guarantee Obligations	—	25,348,163	—
Mortgage-Backed Obligations	—	103,006,586	—
Asset-Backed Securities	—	907,174	—
Repurchase Agreements	—	21,600,000	—
Derivatives	545,065	573,616	—

Total	$22,105,658	$200,603,788	$—

Liabilities
Derivatives	$(190,240)	$(1,707,437)	$—

Global Income

	Level 1	Level 2	Level 3

Assets
Fixed Income
U.S. Treasuries and/or Other U.S. Government Obligations and Agencies	$20,363,530	$4,258,354	$—
Asset-Backed Securities	—	4,477,069	—
Corporate Obligations	—	255,559,804	—
Foreign Debt Obligations	272,177,967	43,530,022	—
Government Guarantee Obligations	—	81,621,852	—
Mortgage-Backed Obligations	—	208,529,806	—
Short-term Investments	—	7,470,307	—
Derivatives	532,789	9,814,389	—

Total	$293,074,286	$615,261,603	$—

Liabilities
Fixed Income — Forward Sales Contracts
Mortgage-Backed Obligations	$—	$(1,033,125)	$—
Derivatives	(1,457,774)	(27,293,028)	—

Total	$(1,457,774)	$(28,326,153)	$—

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

5. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended September 30, 2009, were as follows:

			Sales and maturities	Sales and maturities
	Purchases of U.S.	Purchases (excluding U.S.	of U.S. Government	(excluding U.S.
	Government and Agency	Government and Agency	and Agency	Government and
Fund	Obligations	Obligations)	Obligations	Agency Obligations)

Core Fixed Income	$3,894,407,836	$503,864,474	$3,819,595,887	$503,825,672

Core Plus Fixed Income	420,180,510	67,617,628	365,655,423	18,875,633

Global Income	1,089,985,417	259,925,410	1,080,167,213	320,901,812

For the six months ended September 30, 2009, Goldman Sachs earned approximately $70,200 and $9,000 in brokerage commissions from portfolio transactions, including future transactions executed with Goldman Sachs as Futures Commission Merchant, executed on behalf of the Core Fixed Income and Core Plus Fixed Income Funds, respectively.

6. TAX INFORMATION

As of the most recent fiscal year end March 31, 2009, the Funds’ capital loss carryforwards and certain timing differences on a tax basis were as follows:

		Core Plus
	Core Fixed Income	Fixed Income	Global Income

Capital loss carryforward:[1]
Expiring 2014	$—	$—	$(1,862,606)
Expiring 2015	—	(1,756,644)	—
Expiring 2017	(8,343,574)	—	—

Total capital loss carryforward	$(8,343,574)	$(1,756,644)	$(1,862,606)

Timing differences (Post October loss deferrals, straddle loss deferrals and distributions payable)	$(73,713,124)	$(135,631)	$(22,743,439)

1 Expiration occurs on March 31 of the year indicated.

At September 30, 2009, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes was as follows:

		Core Plus
	Core Fixed Income	Fixed Income	Global Income

Tax Cost	$1,658,132,560	$222,746,606	$872,499,250

Gross unrealized gain	44,054,087	6,192,662	69,253,404
Gross unrealized loss	(147,427,304)	(7,348,503)	(43,734,867)

Net unrealized security gain (loss)	$(103,373,217)	$(1,155,841)	$25,518,537

The difference between book and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gain (loss) on regulated futures contracts and foreign currency contracts and differences in the tax treatment of swap transactions, market discount accretion and premium amortization as of the most recent fiscal year end.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)
September 30, 2009 (Unaudited)

7. OTHER RISKS

Funds’ Shareholder Concentration Risk — Certain Goldman Sachs Fund of Funds Portfolios may invest a significant percentage of their assets in the Funds. In the event the Fund of Funds Portfolios experience significant redemptions and/or reallocations, the Funds may be exposed to liquidity risk. In particular, the Funds may encounter difficulty meeting redemptions if unusual market conditions create an unfavorable environment in which the Funds are forced to liquidate their securities. As of September 30, 2009, the following Fund of Funds Portfolios were the beneficial owners of 5% or more of total outstanding shares of the following Fund:

Goldman Sachs
	Goldman Sachs	Goldman Sachs	Growth and Income
	Balanced Strategy	Growth Strategy	Strategy
Fund	Portfolio	Portfolio	Portfolio

Global Income	17%	11%	46%

As of September 30, 2009, the Goldman Sachs Group, Inc. (“GSG”) was the beneficial owner of approximately 99% of the Class R Shares of the Core Fixed Income Fund and 99% of the Service and Class IR Shares of the Core Plus Fixed Income Fund.

Foreign Custody Risk — A Fund that invests in foreign securities, may hold such securities and foreign currency with foreign banks, agents, and securities depositories (each a “Foreign Custodian”) appointed by the Fund’s custodian. Investments in emerging markets may be subject to greater custody risks than investments in more developed markets. Custody services in emerging market countries are often undeveloped and may be less regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries. In some countries, Foreign Custodians may be subject to little or no regulatory oversight or independent evaluation of their operations. Furthermore, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters into bankruptcy.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Funds have unsettled or open transaction defaults.
Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, be subject to government ownership controls, have delayed settlements and their prices may be more volatile than those of comparable securities in the U.S.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

8. INDEMNIFICATIONS

Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

9. OTHER MATTERS

New Accounting Pronouncement — In May 2009, the FASB issued FASB ASC 855 “Subsequent Events”. This standard requires disclosure in the financial statements to reflect the effects of subsequent events that provide additional information on conditions about the financial statements as of the balance sheet date (recognized subsequent events) and disclosure of subsequent events that provide additional information about conditions after the balance sheet date if the financial statements would otherwise be misleading (unrecognized subsequent events). ASC 855 is effective for interim and annual financial statements issued for fiscal years ending after June 15, 2009. For purposes of inclusion in the financial statements, GSAM has concluded that subsequent events after the balance sheet date have been evaluated through November 24, 2009, the date that the financial statements were issued.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Notes to Financial Statements (continued)
September 30, 2009 (Unaudited)

10. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Core Fixed Income Fund

	For the Six Months Ended
	September 30, 2009		For the Fiscal Year Ended
	(Unaudited)		March 31, 2009

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	24,246,019	$212,626,729	29,946,906	$264,019,566
Reinvestment of distributions	1,204,755	10,626,931	3,709,258	32,487,037
Shares converted from Class B(a)	33,434	293,678	130,698	1,145,012
Shares redeemed	(18,488,578)	(161,570,828)	(45,807,093)	(400,392,590)

	6,995,630	61,976,510	(12,020,231)	(102,740,975)

Class B Shares
Shares sold	303,871	2,672,221	777,078	6,723,065
Reinvestment of distributions	28,120	249,047	83,736	732,867
Shares converted to Class A(a)	(33,282)	(293,678)	(130,102)	(1,145,012)
Shares redeemed	(410,306)	(3,595,333)	(830,260)	(7,345,882)

	(111,597)	(967,743)	(99,548)	(1,034,962)

Class C Shares
Shares sold	839,334	7,349,814	1,347,563	11,823,361
Reinvestment of distributions	43,656	387,460	114,996	1,006,045
Shares redeemed	(502,675)	(4,408,090)	(1,451,658)	(12,902,171)

	380,315	3,329,184	10,901	(72,765)

Institutional Shares
Shares sold	14,122,890	124,741,268	67,209,491	591,990,347
Reinvestment of distributions	1,286,473	11,312,446	4,736,481	41,826,608
Shares redeemed	(46,091,042)	(401,033,161)	(133,076,299)	(1,184,116,634)

	(30,681,679)	(264,979,447)	(61,130,327)	(550,299,679)

Service Shares
Shares sold	64,193	576,066	347,779	3,221,342
Reinvestment of distributions	11,386	100,655	66,463	590,953
Shares redeemed	(195,880)	(1,692,897)	(2,050,349)	(17,867,894)

	(120,301)	(1,016,176)	(1,636,107)	(14,055,599)

Class IR Shares
Shares sold	7,360	66,782	—	—
Reinvestment of distributions	58	525	61	531
Shares redeemed	(4)	(38)	—	—

	7,414	67,269	61	531

Class R Shares
Shares sold	4	34	1	9
Reinvestment of distributions	20	178	55	486
Shares redeemed	(3)	(34)	—	—

	21	178	56	495

NET INCREASE (DECREASE)	(23,530,197)	$(201,590,225)	(74,875,195)	$(668,202,954)

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Core Plus Fixed Income Fund				Global Income Fund

For the Six Months Ended				For the Six Months Ended
September 30, 2009		For the Fiscal Year Ended		September 30, 2009		For the Fiscal Year Ended
(Unaudited)		March 31, 2009		(Unaudited)		March 31, 2009

Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

1,399,527	$13,545,353	2,050,460	$19,190,393	4,067,187	$51,598,929	11,197,277	$139,245,158
96,183	929,024	217,981	2,032,542	1,339,796	16,331,467	701,074	8,709,903
25,172	243,476	39,398	367,120	27,951	354,037	84,894	1,050,817
(813,486)	(7,771,146)	(2,805,820)	(26,317,339)	(5,669,108)	(71,521,466)	(19,637,024)	(244,444,299)

707,396	6,946,707	(497,981)	(4,727,284)	(234,174)	(3,237,033)	(7,653,779)	(95,438,421)

87,227	834,797	264,197	2,441,715	53,996	670,652	99,520	1,231,375
16,696	160,718	43,561	406,059	34,619	420,234	15,885	196,721
(25,198)	(243,476)	(39,441)	(367,120)	(28,062)	(354,037)	(85,216)	(1,050,817)
(213,959)	(2,055,549)	(505,883)	(4,719,198)	(129,048)	(1,602,381)	(308,240)	(3,820,497)

(135,234)	(1,303,510)	(237,566)	(2,238,544)	(68,495)	(865,532)	(278,051)	(3,443,218)

190,537	1,845,548	508,268	4,737,627	102,894	1,278,809	104,022	1,298,120
15,240	146,956	33,676	313,910	26,544	321,436	9,958	122,967
(148,916)	(1,435,231)	(520,651)	(4,894,598)	(53,439)	(665,629)	(192,065)	(2,372,086)

56,861	557,273	21,293	156,939	75,999	934,616	(78,085)	(950,999)

9,351,656	90,874,119	2,238,358	21,074,156	11,450,034	144,551,669	17,016,900	209,631,222
142,501	1,391,650	199,835	1,859,114	4,792,437	58,382,717	2,851,418	35,361,667
(1,103,801)	(10,385,799)	(2,847,237)	(26,408,425)	(13,271,695)	(167,551,358)	(49,263,198)	(610,870,162)

8,390,356	81,879,970	(409,044)	(3,475,155)	2,970,776	35,383,028	(29,394,880)	(365,877,273)

—	—	—	—	153	1,912	7,908	98,401
22	211	47	443	739	8,987	339	4,193
—	—	—	—	(1,348)	(16,600)	(20,232)	(252,253)

22	211	47	443	(456)	(5,701)	(11,985)	(149,659)

3	30	—	—	—	—	—	—
23	222	50	462	—	—	—	—
(3)	(30)	—	—	—	—	—	—

23	222	50	462	—	—	—	—

3,913	38,549	—	—	—	—	—	—
31	301	45	413	—	—	—	—
(1,562)	(15,555)	—	—	—	—	—	—

2,382	23,295	45	413	—	—	—	—

9,021,806	$88,104,168	(1,123,156)	$(10,282,726)	2,743,650	$32,209,378	(37,416,780)	$(465,859,570)

GOLDMAN SACHS CORE FIXED INCOME FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
	Net asset	investment operations			to shareholders
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	From	Total
Year - Share Class	of period	income(a)	gain (loss)	operations	income	gains	capital	distributions

FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)

2009 - A	$8.27	$0.17	$1.03	$1.20	$(0.17)	$—	$—	$(0.17)
2009 - B	8.31	0.14	1.03	1.17	(0.14)	—	—	(0.14)
2009 - C	8.31	0.14	1.03	1.17	(0.14)	—	—	(0.14)
2009 - Institutional	8.30	0.19	1.03	1.22	(0.19)	—	—	(0.19)
2009 - Service	8.31	0.17	1.03	1.20	(0.17)	—	—	(0.17)
2009 - IR	8.28	0.18	1.04	1.22	(0.19)	—	—	(0.19)
2009 - R	8.28	0.16	1.03	1.19	(0.16)	—	—	(0.16)

FOR THE FISCAL YEAR ENDED MARCH 31,

2009 - A	9.57	0.42	(1.23)	(0.81)	(0.44)	(0.05)	—	(0.49)
2009 - B	9.61	0.35	(1.23)	(0.88)	(0.37)	(0.05)	—	(0.42)
2009 - C	9.61	0.35	(1.23)	(0.88)	(0.37)	(0.05)	—	(0.42)
2009 - Institutional	9.60	0.45	(1.23)	(0.78)	(0.47)	(0.05)	—	(0.52)
2009 - Service	9.61	0.41	(1.24)	(0.83)	(0.42)	(0.05)	—	(0.47)
2009 - IR	9.58	0.44	(1.23)	(0.79)	(0.46)	(0.05)	—	(0.51)
2009 - R	9.57	0.40	(1.22)	(0.82)	(0.42)	(0.05)	—	(0.47)

FOR THE PERIOD NOVEMBER 1, 2007 TO MARCH 31, 2008*

2008 - A	9.86	0.19	(0.28)	(0.09)	(0.20)	—	—	(0.20)
2008 - B	9.90	0.16	(0.28)	(0.12)	(0.17)	—	—	(0.17)
2008 - C	9.91	0.16	(0.29)	(0.13)	(0.17)	—	—	(0.17)
2008 - Institutional	9.90	0.21	(0.30)	(0.09)	(0.21)	—	—	(0.21)
2008 - Service	9.91	0.19	(0.30)	(0.11)	(0.19)	—	—	(0.19)
2008 - IR (Commenced November 30, 2007)	10.01	0.16	(0.43)	(0.27)	(0.16)	—	—	(0.16)
2008 - R (Commenced November 30, 2007)	10.01	0.14	(0.44)	(0.30)	(0.14)	—	—	(0.14)

FOR THE FISCAL YEARS ENDED OCTOBER 31,

2007 - A	9.82	0.44	0.02	0.46	(0.42)	—	—	(0.42)
2007 - B	9.86	0.37	0.02	0.39	(0.35)	—	—	(0.35)
2007 - C	9.87	0.37	0.02	0.39	(0.35)	—	—	(0.35)
2007 - Institutional	9.86	0.48	0.02	0.50	(0.46)	—	—	(0.46)
2007 - Service	9.86	0.43	0.03	0.46	(0.41)	—	—	(0.41)

2006 - A	9.87	0.41	(0.01)	0.40	(0.38)	(0.06)	(0.01)	(0.45)
2006 - B	9.91	0.34	(0.01)	0.33	(0.31)	(0.06)	(0.01)	(0.38)
2006 - C	9.91	0.34	—	0.34	(0.31)	(0.06)	(0.01)	(0.38)
2006 - Institutional	9.90	0.45	—	0.45	(0.42)	(0.06)	(0.01)	(0.49)
2006 - Service	9.91	0.40	(0.01)	0.39	(0.37)	(0.06)	(0.01)	(0.44)

2005 - A	10.25	0.32	(0.20)	0.12	(0.37)	(0.13)	—	(0.50)
2005 - B	10.29	0.24	(0.20)	0.04	(0.29)	(0.13)	—	(0.42)
2005 - C	10.29	0.24	(0.20)	0.04	(0.29)	(0.13)	—	(0.42)
2005 - Institutional	10.28	0.36	(0.21)	0.15	(0.40)	(0.13)	—	(0.53)
2005 - Service	10.29	0.31	(0.21)	0.10	(0.35)	(0.13)	—	(0.48)

2004 - A	10.31	0.30	0.32	0.62	(0.33)	(0.35)	—	(0.68)
2004 - B	10.35	0.23	0.31	0.54	(0.25)	(0.35)	—	(0.60)
2004 - C	10.35	0.23	0.31	0.54	(0.25)	(0.35)	—	(0.60)
2004 - Institutional	10.35	0.34	0.31	0.65	(0.37)	(0.35)	—	(0.72)
2004 - Service	10.35	0.29	0.32	0.61	(0.32)	(0.35)	—	(0.67)

*	The Fund changed its fiscal year end from October 31 to March 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

							Ratios assuming no
							expense reductions
					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income		total expenses		income		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate(c)

$9.30	14.70%	$740,573	0.82	%(d)	3.91	%(d)	0.82	%(d)	3.91	%(d)	296%
9.34	14.21	18,845	1.57	(d)	3.18	(d)	1.57	(d)	3.18	(d)	296
9.34	14.21	31,264	1.57	(d)	3.16	(d)	1.57	(d)	3.16	(d)	296
9.33	14.84	670,478	0.48	(d)	4.30	(d)	0.48	(d)	4.30	(d)	296
9.34	14.55	7,118	0.98	(d)	3.77	(d)	0.98	(d)	3.77	(d)	296
9.31	14.82	79	0.57	(d)	3.96	(d)	0.57	(d)	3.96	(d)	296
9.31	14.56	10	1.07	(d)	3.70	(d)	1.07	(d)	3.70	(d)	296

8.27	(8.63)	600,963	0.80		4.70		0.81		4.69		413
8.31	(9.26)	17,694	1.55		3.95		1.56		3.94		413
8.31	(9.26)	24,655	1.55		3.95		1.56		3.94		413
8.30	(8.27)	851,372	0.46		5.04		0.47		5.03		413
8.31	(8.72)	7,333	0.96		4.55		0.97		4.54		413
8.28	(8.39)	9	0.55		4.97		0.56		4.96		413
8.28	(8.81)	9	1.05		4.51		1.06		4.50		413

9.57	(0.99)	809,957	0.78	(d)	4.63	(d)	0.78	(d)	4.63	(d)	239
9.61	(1.28)	21,415	1.53	(d)	3.89	(d)	1.53	(d)	3.89	(d)	239
9.61	(1.38)	28,402	1.53	(d)	3.89	(d)	1.53	(d)	3.89	(d)	239
9.60	(0.94)	1,571,578	0.44	(d)	4.97	(d)	0.44	(d)	4.97	(d)	239
9.61	(1.04)	24,199	0.94	(d)	4.47	(d)	0.94	(d)	4.47	(d)	239
9.58	(2.75)	10	0.53	(d)	4.66	(d)	0.53	(d)	4.66	(d)	239
9.57	(2.90)	10	1.03	(d)	4.22	(d)	1.03	(d)	4.22	(d)	239

9.86	4.84	798,223	0.80		4.51		0.81		4.50		166
9.90	4.05	20,736	1.55		3.74		1.56		3.73		166
9.91	4.05	23,008	1.55		3.76		1.56		3.75		166
9.90	5.21	1,684,860	0.44		4.87		0.45		4.86		166
9.91	4.68	29,899	0.94		4.32		0.95		4.31		166

9.82	4.21	714,877	0.83		4.25		0.84		4.24		562
9.86	3.42	22,971	1.58		3.49		1.59		3.48		562
9.87	3.52	20,937	1.58		3.49		1.59		3.48		562
9.86	4.69	1,558,971	0.46		4.65		0.47		4.64		562
9.86	4.06	46,600	0.96		4.13		0.97		4.12		562

9.87	1.14	658,114	0.86		3.14		0.87		3.13		283
9.91	0.38	29,096	1.61		2.40		1.62		2.39		283
9.91	0.38	23,432	1.61		2.40		1.62		2.39		283
9.90	1.53	1,098,280	0.47		3.54		0.48		3.53		283
9.91	1.02	31,682	0.97		3.03		0.98		3.02		283

10.25	6.24	523,045	0.90		2.96		0.90		2.96		549
10.29	5.43	32,040	1.65		2.21		1.65		2.21		549
10.29	5.42	24,323	1.65		2.21		1.65		2.21		549
10.28	6.55	860,021	0.50		3.36		0.50		3.36		549
10.29	6.22	20,221	1.00		2.86		1.00		2.86		549

(c)	The portfolio turnover rates excluding the effect of mortgage dollar rolls were as follows:

For the Six Months
Ended September 30,	For the Fiscal Periods Ended
2009	2009	2008	2007	2006

253%	371%	193%	141%	516%

    Prior years include the effect of mortgage dollar roll transactions, if any.

(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations
					Distributions
	Net asset				to shareholders
	value,	Net	Net realized	Total from	from net
	beginning	investment	and unrealized	investment	investment
Year - Share Class	of period	income(a)	gain (loss)	operations	income

FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)

2009 - A	$9.16	$0.19	$0.88	$1.07	$(0.20)
2009 - B	9.15	0.16	0.87	1.03	(0.16)
2009 - C	9.15	0.16	0.87	1.03	(0.16)
2009 - Institutional	9.16	0.20	0.87	1.07	(0.21)
2009 - Service	9.16	0.19	0.86	1.05	(0.19)
2009 - IR	9.16	0.21	0.87	1.08	(0.21)
2009 - R	9.16	0.18	0.86	1.04	(0.18)

FOR THE FISCAL YEAR ENDED MARCH 31,

2009 - A	9.90	0.43	(0.75)	(0.32)	(0.42)
2009 - B	9.90	0.36	(0.76)	(0.40)	(0.35)
2009 - C	9.90	0.36	(0.76)	(0.40)	(0.35)
2009 - Institutional	9.90	0.46	(0.74)	(0.28)	(0.46)
2009 - Service	9.90	0.41	(0.74)	(0.33)	(0.41)
2009 - IR	9.91	0.45	(0.75)	(0.30)	(0.45)
2009 - R	9.91	0.40	(0.75)	(0.35)	(0.40)

FOR THE PERIOD NOVEMBER 1, 2007 TO MARCH 31, 2008*

2008 - A	9.99	0.18	(0.05)	0.13	(0.22)
2008 - B	9.99	0.15	(0.05)	0.10	(0.19)
2008 - C	9.99	0.15	(0.05)	0.10	(0.19)
2008 - Institutional	9.99	0.20	(0.05)	0.15	(0.24)
2008 - Service	9.99	0.18	(0.05)	0.13	(0.22)
2008 - IR (Commenced November 30, 2007)	10.12	0.15	(0.17)	(0.02)	(0.19)
2008 - R (Commenced November 30, 2007)	10.12	0.14	(0.18)	(0.04)	(0.17)

FOR THE PERIOD ENDED OCTOBER 31,

2007 - A (Commenced November 30, 2006)	10.00	0.39	(0.02)	0.37	(0.38)
2007 - B (Commenced June 20, 2007)	9.77	0.14	0.21	0.35	(0.13)
2007 - C (Commenced November 30, 2006)	10.00	0.33	(0.02)	0.31	(0.32)
2007 - Institutional (Commenced November 30, 2006)	10.00	0.42	(0.01)	0.41	(0.42)
2007 - Service (Commenced June 20, 2007)	9.77	0.16	0.21	0.37	(0.15)

*	The Fund changed its fiscal year end from October 31 to March 31.

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE PLUS FIXED INCOME FUND

							Ratios assuming no
							expense reductions
					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income		total expenses		income		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate(c)

$10.03	11.74%	$57,091	0.83	%(d)	4.04	%(d)	1.25	%(d)	3.62	%(d)	269%
10.02	11.22	10,275	1.58	(d)	3.31	(d)	2.00	(d)	2.89	(d)	269
10.02	11.33	12,651	1.58	(d)	3.31	(d)	2.00	(d)	2.89	(d)	269
10.02	11.81	131,867	0.49	(d)	4.25	(d)	0.91	(d)	3.83	(d)	269
10.02	11.54	11	0.99	(d)	3.92	(d)	1.41	(d)	3.50	(d)	269
10.03	11.88	11	0.58	(d)	4.30	(d)	1.00	(d)	3.88	(d)	269
10.02	11.48	34	1.08	(d)	3.67	(d)	1.50	(d)	3.25	(d)	269

9.16	(3.17)	45,686	0.75	(e)	4.57	(e)	1.33	(e)	3.99	(e)	365
9.15	(4.00)	10,626	1.50	(e)	3.82	(e)	2.08	(e)	3.24	(e)	365
9.15	(4.00)	11,040	1.50	(e)	3.82	(e)	2.08	(e)	3.24	(e)	365
9.16	(2.84)	43,681	0.41	(e)	4.91	(e)	0.99	(e)	4.33	(e)	365
9.16	(3.34)	10	0.91	(e)	4.38	(e)	1.49	(e)	3.80	(e)	365
9.16	(3.02)	10	0.50	(e)	4.82	(e)	1.08	(e)	4.24	(e)	365
9.16	(3.49)	10	1.00	(e)	4.32	(e)	1.58	(e)	3.74	(e)	365

9.90	1.21	54,330	0.79	(d)	4.37	(d)	1.21	(d)	3.95	(d)	96
9.90	0.99	13,843	1.54	(d)	3.63	(d)	1.96	(d)	3.21	(d)	96
9.90	0.99	11,727	1.54	(d)	3.63	(d)	1.96	(d)	3.21	(d)	96
9.90	1.45	51,281	0.45	(d)	4.73	(d)	0.87	(d)	4.31	(d)	96
9.90	1.26	11	0.95	(d)	4.26	(d)	1.37	(d)	3.84	(d)	96
9.91	(0.26)	10	0.54	(d)	4.49	(d)	0.96	(d)	4.07	(d)	96
9.91	(0.41)	10	1.04	(d)	4.00	(d)	1.46	(d)	3.58	(d)	96

9.99	3.93	53,541	0.83	(d)	4.45	(d)	1.51	(d)	3.77	(d)	350
9.99	3.60	15,077	1.58	(d)	3.86	(d)	2.26	(d)	3.18	(d)	350
9.99	3.13	11,798	1.58	(d)	3.78	(d)	2.26	(d)	3.10	(d)	350
9.99	4.21	31,155	0.47	(d)	4.62	(d)	1.15	(d)	3.94	(d)	350
9.99	3.83	10	0.97	(d)	4.42	(d)	1.65	(d)	3.74	(d)	350

(c)	The portfolio turnover rates excluding the effect of mortgage dollar rolls were as follows:

For the Six Months
Ended September 30,	For the Fiscal Periods Ended
2009	2009	2008	2007

222%	330%	63%	312%

(d)	Annualized.
(e)	Includes a non-recurring reduction of expenses of a merged fund which amounted to 0.06% of average net assets.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
	Net asset	investment operations			to shareholders
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income(a)	gain (loss)	operations	income	gains	distributions

FOR THE SIX MONTHS ENDED SEPTEMBER 30, (UNAUDITED)

2009 - A	$12.30	$0.21	$1.06	$1.27	$(1.12)	$—	$(1.12)
2009 - B	12.25	0.17	1.05	1.22	(1.07)	—	(1.07)
2009 - C	12.23	0.17	1.04	1.21	(1.07)	—	(1.07)
2009 - Institutional	12.28	0.24	1.05	1.29	(1.14)	—	(1.14)
2009 - Service	12.27	0.20	1.06	1.26	(1.11)	—	(1.11)

FOR THE FISCAL YEAR ENDED MARCH 31,

2009 - A	12.91	0.45	(0.60)	(0.15)	(0.46)	—	(0.46)
2009 - B	12.87	0.35	(0.60)	(0.25)	(0.37)	—	(0.37)
2009 - C	12.84	0.35	(0.59)	(0.24)	(0.37)	—	(0.37)
2009 - Institutional	12.89	0.49	(0.59)	(0.10)	(0.51)	—	(0.51)
2009 - Service	12.88	0.43	(0.60)	(0.17)	(0.44)	—	(0.44)

FOR THE PERIOD NOVEMBER 1, 2007 TO MARCH 31, 2008*

2008 - A	12.93	0.17	—	0.17	(0.19)	—	(0.19)
2008 - B	12.88	0.13	0.01	0.14	(0.15)	—	(0.15)
2008 - C	12.86	0.13	—	0.13	(0.15)	—	(0.15)
2008 - Institutional	12.91	0.19	—	0.19	(0.21)	—	(0.21)
2008 - Service	12.90	0.16	—	0.16	(0.18)	—	(0.18)

FOR THE FISCAL YEARS ENDED OCTOBER 31,

2007 - A	12.74	0.37	0.20	0.57	(0.34)	(0.04)	(0.38)
2007 - B	12.70	0.27	0.19	0.46	(0.25)	(0.03)	(0.28)
2007 - C	12.67	0.27	0.20	0.47	(0.25)	(0.03)	(0.28)
2007 - Institutional	12.73	0.42	0.18	0.60	(0.38)	(0.04)	(0.42)
2007 - Service	12.71	0.35	0.20	0.55	(0.32)	(0.04)	(0.36)

2006 - A	13.25	0.34	(0.09)	0.25	(0.71)	(0.05)	(0.76)
2006 - B	13.20	0.24	(0.08)	0.16	(0.62)	(0.04)	(0.66)
2006 - C	13.18	0.24	(0.09)	0.15	(0.62)	(0.04)	(0.66)
2006 - Institutional	13.23	0.38	(0.07)	0.31	(0.76)	(0.05)	(0.81)
2006 - Service	13.22	0.32	(0.08)	0.24	(0.70)	(0.05)	(0.75)

2005 - A	13.65	0.32	0.28	0.60	(1.00)	—	(1.00)
2005 - B	13.61	0.22	0.27	0.49	(0.90)	—	(0.90)
2005 - C	13.58	0.22	0.28	0.50	(0.90)	—	(0.90)
2005 - Institutional	13.64	0.37	0.28	0.65	(1.06)	—	(1.06)
2005 - Service	13.63	0.30	0.28	0.58	(0.99)	—	(0.99)

2004 - A	14.39	0.36	0.19	0.55	(1.29)	—	(1.29)
2004 - B	14.34	0.28	0.19	0.47	(1.20)	—	(1.20)
2004 - C	14.32	0.28	0.18	0.46	(1.20)	—	(1.20)
2004 - Institutional	14.37	0.43	0.20	0.63	(1.36)	—	(1.36)
2004 - Service	14.36	0.37	0.19	0.56	(1.29)	—	(1.29)

*	The Fund changed its fiscal year end from October 31 to March 31.

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

							Ratios assuming no
							expense reductions
					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income		total expenses		income		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

$12.45	10.64%	$202,532	1.03	%(c)	3.42	%(c)	1.10	%(c)	3.35	%(c)	156%
12.40	10.26	5,802	1.78	(c)	2.68	(c)	1.85	(c)	2.61	(c)	156
12.37	10.21	5,861	1.78	(c)	2.67	(c)	1.85	(c)	2.60	(c)	156
12.43	10.84	709,992	0.69	(c)	3.76	(c)	0.76	(c)	3.69	(c)	156
12.42	10.58	211	1.19	(c)	3.26	(c)	1.26	(c)	3.19	(c)	156

12.30	(1.10)	202,926	1.02		3.61		1.11		3.52		168
12.25	(1.93)	6,572	1.77		2.85		1.86		2.76		168
12.23	(1.85)	4,863	1.77		2.85		1.86		2.76		168
12.28	(0.76)	664,853	0.68		3.94		0.77		3.85		168
12.27	(1.26)	214	1.18		3.44		1.27		3.35		168

12.91	1.33	311,900	1.01	(c)	3.17	(c)	1.07	(c)	3.11	(c)	141
12.87	1.10	10,479	1.76	(c)	2.42	(c)	1.82	(c)	2.36	(c)	141
12.84	1.02	6,110	1.76	(c)	2.44	(c)	1.82	(c)	2.38	(c)	141
12.89	1.48	1,077,177	0.67	(c)	3.54	(c)	0.73	(c)	3.48	(c)	141
12.88	1.27	380	1.17	(c)	3.03	(c)	1.23	(c)	2.97	(c)	141

12.93	4.46	324,537	1.04		2.92		1.10		2.86		116
12.88	3.59	11,127	1.79		2.13		1.85		2.07		116
12.86	3.69	5,282	1.79		2.13		1.85		2.07		116
12.91	4.76	1,089,450	0.68		3.30		0.74		3.24		116
12.90	4.31	376	1.18		2.75		1.24		2.69		116

12.74	2.07	252,962	1.05		2.63		1.17		2.51		97
12.70	1.36	17,716	1.80		1.89		1.93		1.76		97
12.67	1.28	6,908	1.80		1.89		1.93		1.76		97
12.73	2.53	590,541	0.68		3.00		0.80		2.88		97
12.71	1.93	435	1.18		2.51		1.31		2.38		97

13.25	4.56	173,712	1.08		2.36		1.32		2.12		137
13.20	3.72	24,819	1.83		1.61		2.07		1.37		137
13.18	3.80	8,370	1.83		1.61		2.07		1.37		137
13.23	4.90	214,410	0.69		2.70		0.91		2.48		137
13.22	4.38	463	1.19		2.26		1.43		2.02		137

13.65	4.01	168,340	1.25		2.60		1.67		2.18		109
13.61	3.47	31,252	1.84		2.00		2.26		1.58		109
13.58	3.40	8,463	1.84		2.01		2.26		1.59		109
13.64	4.66	117,471	0.69		3.12		1.11		2.70		109
13.63	4.13	470	1.19		2.65		1.61		2.23		109

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Fund Expenses — Six Month Period Ended September 30, 2009 (Unaudited)

As a shareholder of Class A, Class B, Class C, Institutional, Service, Class IR or Class R Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class B and Class C Shares), and redemption fees (if any); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B, Class C and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional, Service, Class IR and Class R Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2009 through September 30, 2009.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Core Fixed Income				Core Plus Fixed Income				Global Income
				Expenses				Expenses				Expenses
	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the
	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended
Share Class	4/01/09	9/30/09		9/30/09*	4/01/09	9/30/09		9/30/09*	4/01/09	9/30/09		9/30/09*
Class A
Actual	$1,000.00	$1,147.00		$4.41	$1,000.00	$1,117.40		$4.41	$1,000.00	$1,106.40		$5.44
Hypothetical 5% return	1,000.00	1,020.96	+	4.15	1,000.00	1,020.91	+	4.20	1,000.00	1,019.90	+	5.22

Class B
Actual	1,000.00	1,142.10		8.43	1,000.00	1,112.20		8.37	1,000.00	1,102.60		9.38
Hypothetical 5% return	1,000.00	1,017.20	+	7.94	1,000.00	1,017.15	+	7.99	1,000.00	1,016.14	+	9.00

Class C
Actual	1,000.00	1,142.10		8.43	1,000.00	1,113.30		8.37	1,000.00	1,102.10		9.38
Hypothetical 5% return	1,000.00	1,017.20	+	7.94	1,000.00	1,017.15	+	7.99	1,000.00	1,016.14		9.00

Institutional
Actual	1,000.00	1,148.40		2.59	1,000.00	1,118.10		2.60	1,000.00	1,108.40		3.65
Hypothetical 5% return	1,000.00	1,022.66	+	2.43	1,000.00	1,022.61	+	2.48	1,000.00	1,021.61	+	3.50

Service
Actual	1,000.00	1,145.50		5.27	1,000.00	1,115.40		5.25	1,000.00	1,105.80		6.28
Hypothetical 5% return	1,000.00	1,020.16	+	4.96	1,000.00	1,020.10	+	5.01	1,000.00	1,019.10	+	6.02

Class IR
Actual	1,000.00	1,148.20		3.07	1,000.00	1,118.80		3.08	N/A	N/A		N/A
Hypothetical 5% return	1,000.00	1,022.21	+	2.89	1,000.00	1,021.96	+	2.94	N/A	N/A		N/A

Class R
Actual	1,000.00	1,145.62		5.75	1,000.00	1,114.80		5.73	N/A	N/A		N/A
Hypothetical 5% return	1,000.00	1,019.85	+	5.42	1,000.00	1,019.65	+	5.47	N/A	N/A		N/A

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended September 30, 2009. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service	Class IR	Class R

Core Fixed Income	0.82%	1.57%	1.57%	0.48%	0.98%	0.57%	1.07%
Core Plus Fixed Income	0.83	1.58	1.58	0.49	0.99	0.58	1.08
Global Income	1.03	1.78	1.78	0.69	1.19	N/A	N/A

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited)

Background

The Goldman Sachs Core Fixed Income, Goldman Sachs Core Plus Fixed Income and Goldman Sachs Global Income Funds (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held during the year. In addition, the Board of Trustees determines annually whether to approve and continue the Trust’s investment management agreements (the “Management Agreements”) on behalf of Core Fixed Income and Core Plus Fixed Income Funds with Goldman Sachs Asset Management, L.P. and on behalf of Global Income Fund with Goldman Sachs Asset Management International (together with Goldman Sachs Asset Management, L.P., the “Investment Advisers”).

The Management Agreements were most recently approved for continuation until June 30, 2010 by the Board of Trustees, including those Trustees who are not parties to the Management Agreements or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 17, 2009 (the “Annual Contract Meeting”).

To assist the Trustees in their deliberations at the Annual Contract Meeting, and in addition to reports on the Funds’ investment performance, expenses and other matters discussed at regularly scheduled Board meetings during the year, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held meetings on December 17, 2008, February 11, 2009 and May 20, 2009. At those Committee meetings, the Independent Trustees considered matters relating to the Management Agreements including:

(a)	the nature and quality of the advisory, administrative and other services provided to the Funds by the Investment Advisers and their affiliates;

(b)	the Funds’ investment performance;

(c)	the Funds’ management fee arrangements;

(d)	the voluntary undertakings of the Investment Advisers to reimburse certain expenses of the Funds that exceed specified levels and the estimated annualized savings realized by the Funds from those undertakings;

(e)	potential economies of scale and the levels of breakpoints in the fees payable by the Funds under the Management Agreements;

(f)	the relative expense levels of the Funds as compared to those of comparable funds managed by the Investment Advisers, as well as those managed by other advisers;

(g)	information relating to the profitability of the Management Agreements and the transfer agency and distribution and service arrangements of each of the Funds and the Trust as a whole to the Investment Advisers and their affiliates;

(h)	the statutory and regulatory requirements applicable to the approval and continuation of mutual fund investment management agreements;

(i)	a summary of fee concessions made by the Investment Advisers and their affiliates over the past several years with respect to the Funds;

(j)	capacity issues relating to the securities in which the Funds invest;

(k)	to the extent the Investment Advisers manage institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Funds, comparative information on the advisory fees charged and services provided to those accounts by the Investment Advisers;

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

(l)	information on the processes followed by a third party mutual fund data provider engaged as part of the Trustees’ contract review (the “Outside Data Provider”) in producing investment performance and expense comparisons for the Funds;

(m)	the current pricing of services provided by, and the profitability of, the Funds’ transfer agent, Goldman, Sachs & Co. (“Goldman Sachs”); and

(n)	the nature and quality of the services provided to the Funds by their unaffiliated service providers and reports on due diligence conducted by the Investment Advisers with respect to those service providers.

At the Annual Contract Meeting, the Trustees reviewed the matters that were considered at the Committee meetings and also considered additional matters, including: (a) the quality of the Investment Advisers’ services; (b) the structure, staff and capabilities of the Investment Advisers and their portfolio management teams; (c) the groups or teams within the Investment Advisers that support the portfolio management teams, including legal, compliance, internal audit, the credit department, fund controllers, tax, product services, valuation oversight, market risk analysis, finance and strategy, operations, shareholder services, risk management and advisory, training and technology; (d) whether certain reductions in headcount due to the economic environment were likely to affect the quality of the services provided to the Funds; (e) the Investment Advisers’ business continuity and disaster recovery planning; (f) the Investment Advisers’ financial resources and their ability to hire and retain talented personnel; (g) the fees received by the Investment Advisers’ affiliates from the Funds for transfer agency, distribution and other services; (h) the terms of the Management Agreements and agreements with other service providers entered into by the Trust on behalf of the Funds; (i) the administrative services provided under the Management Agreements, including the nature and extent of the Investment Advisers’ oversight of the Funds’ other service providers, including the custodian and fund accounting agent; (j) portfolio trading related issues; (k) the Investment Advisers’ processes and policies addressing various types of potential conflicts of interest; (l) the Investment Advisers’ approach to risk management; (m) an overview of the Funds’ distribution plan; and (n) an annual review of the effectiveness of the Funds’ compliance program. At the Annual Contract Meeting, the Trustees also considered further the Investment Advisers’ profitability with respect to each Fund, and each Fund’s investment performance, fees and expenses, including each Fund’s expense trends over time and any breakpoints in the fee rates payable by each Fund under the Management Agreements.

In connection with the Committee meetings and the Annual Contract Meeting, the Trustees attended sessions at which they reviewed information regarding the Funds’ assets, share purchase and redemption activity, and the payment of Rule 12b-1 distribution and service fees by the Funds and the payment of non-Rule 12b-1 shareholder service and/or administration fees by the Funds’ Service Shares. Also, in conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities under applicable law.

Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Advisers and their affiliates to intermediaries that promote the sale, distribution and/or servicing of Fund shares; portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined, the alignment of the interests of the Funds and of the portfolio managers and related potential conflicts of interest; the number and types of accounts managed by the portfolio managers; and other matters. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Advisers or their affiliates present.

The presentations made at the Committee meetings and at the Annual Contract Meeting encompassed the Funds and other mutual fund portfolios for which the Board of Trustees has responsibility. While the management agreements for all of the Funds and the other mutual fund portfolios for which the Trustees have responsibility were considered at the same Annual Contract Meeting, the Trustees separately considered the Management Agreements as they applied to each Fund.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

In evaluating the Management Agreements at the Annual Contract Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Advisers, their affiliates, their services and the Funds. At those meetings the Trustees regularly received materials relating to the Investment Advisers’ investment management and other services provided under the Management Agreements, including: (a) information on the investment performance of the Funds in comparison to the performance of similar mutual funds and benchmark performance indices; (b) general investment outlooks in the markets in which the Funds invest; (c) compliance reports; and (d) expenses borne by the Funds. In addition, the Trustees were provided with copies of disclosure materials regarding the Funds and their expenses, as well as information on the Funds’ competitive universe. The Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

Nature, Extent and Quality of the Services Provided Under the Management Agreements

As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Advisers. In this regard, the Trustees considered both the investment advisory services, and the other, non-advisory services, that are provided to the Funds by the Investment Advisers and their affiliates. The Trustees concluded that, during the recent financial crisis, the Investment Advisers had demonstrated a willingness and an ability to commit substantial financial and other resources to the operations of the Funds and had represented that they will continue to commit those resources in multiple areas including portfolio management, trading, technology, human resources, tax, treasury, legal, compliance, valuation oversight, vendor oversight and risk management. The Independent Trustees also observed that the Investment Advisers had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Advisers, including the implementation and enhancement of compliance systems and education and training initiatives.

Investment Performance

The Independent Trustees also considered the investment performance of the Funds and the Investment Advisers. In this regard, they compared the investment performance of each Fund to the performance of other similar SEC-registered funds and to rankings and ratings compiled by the Outside Data Provider. The Independent Trustees also reviewed each Fund’s investment performance over time on a year-by-year basis relative to its performance benchmark. This information on each Fund’s investment performance was provided for the one-, three-, five- and ten-year periods ended December 31, 2008, to the extent that each Fund had been in existence for those periods. The Independent Trustees also compared the performance of the Core Fixed Income and Core Plus Fixed Income Funds to that of the Investment Adviser’s institutional composites of the performance of other accounts having similar investment objectives and policies (the investment objective and policies of Global Income Fund were not sufficiently similar to those of any of the Investment Adviser’s institutional composites). In addition, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies, market conditions, credit and duration parameters, and illiquidity in certain market sectors, as well as in light of periodic analyses of its quality and risk profile. The Independent Trustees considered whether each Fund had operated within its investment policies, and had complied with its investment limitations. The Trustees noted that the Funds’ recent performance challenges were attributable in large part to investments in certain asset classes, such as non-agency mortgage-backed securities or corporate debt issued by financial services companies, that performed poorly in 2008 due to investor aversion to risk and resulting market illiquidity, which depressed the prices of these securities. The Trustees recognized that the market events of 2008 were in many respects unprecedented, and that there was potential for the Funds to recover some of the unrealized losses on certain portfolio holdings in the future. The Trustees concluded that the Investment Advisers’ continued management likely would benefit each Fund and its shareholders.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

Costs of Services Provided and Competitive Information

The Independent Trustees considered the contractual fee rates payable by each Fund under the Management Agreements. In this regard, the Trustees considered information on the services rendered by the Investment Advisers to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of the Funds’ management fees and breakpoints to those of relevant peer groups and category universes; an expense analysis which compared each Fund’s expenses to a peer group and a category universe; and a five-year history (two years in the case of Core Plus Fixed Income Fund), comparing each Fund’s expenses to the peer and category averages. The analyses also compared each Fund’s transfer agency fees, custody and accounting fees, distribution fees, other expenses and fee waivers/reimbursements to those of other funds in the peer group and peer group median. The Independent Trustees believed that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

In addition, the Independent Trustees considered the Investment Advisers’ voluntary undertakings to limit the Funds’ “other expenses” ratios (excluding certain expenses) to certain specified levels. They also considered, to the extent that the Investment Advisers manage institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Advisers to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to institutional accounts, which operated under less stringent legal and regulatory structures, were in some instances subject to different investment guidelines, required fewer services from the Investment Advisers to a smaller number of client contact points, were less time-intensive and paid lower fees.

The Independent Trustees noted the competitive nature of the mutual fund marketplace, and that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Advisers and have a general expectation that the relationship will continue. They also noted that shareholders are able to redeem their Fund shares if they believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Independent Trustees reviewed the Investment Advisers’ revenues and pre-tax profit margins with respect to the Trust and each of the Funds. In this regard the Independent Trustees reviewed, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service) and the Investment Advisers’ expense allocation methodology. The Trustees also reviewed the report of the internal audit group within the Goldman Sachs organization, which included an assessment of the reasonableness and consistency of the Investment Advisers’ expense allocation methodology and an evaluation of the accuracy of the Investment Advisers’ profitability analysis calculations. Profitability data for the Trust and each Fund were provided for 2008 and 2007, and the Independent Trustees considered this information in relation to the Investment Advisers’ overall profitability. The Independent Trustees considered the Investment Advisers’ revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

Economies of Scale

The Independent Trustees also considered the breakpoints in the fee rate payable under the Management Agreements for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

Average Daily	Core Fixed	Core Plus Fixed	Global
Net Assets	Income Fund	Income Fund	Income Fund

First $1 billion	0.40%	0.45%	0.65%
Next $1 billion	0.36	0.41	0.59
Next $3 billion	0.34	0.39	0.56
Next $3 billion	0.33	0.38	0.55
Over $8 billion	0.32	0.37	0.54

The Trustees noted that the breakpoints at the $5 and $8 billion asset levels had been proposed by the Investment Advisers and approved by the Trustees in 2008 to further share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. In approving these fee breakpoints, the Independent Trustees considered the Investment Advisers’ potential economies of scale in managing each Fund, and whether the Funds and their shareholders would participate in the benefits of those economies. In this regard, the Independent Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Advisers relating to the costs of the services provided by the Investment Advisers and their affiliates and their realized profits; information comparing fee rates charged by the Investment Advisers with fee rates charged to other funds in the peer group; and the Investment Advisers’ voluntary undertakings to limit other expenses to certain amounts. Upon reviewing these matters at the Annual Contract Meeting, the Independent Trustees concluded that the fee breakpoints represented a means of ensuring that benefits of scalability would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Advisers and Their Affiliates

The Independent Trustees also considered the other benefits derived by the Investment Advisers and their affiliates from their relationship with the Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs; (b) futures commissions earned by Goldman Sachs for executing futures transactions on behalf of the Funds; (c) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Advisers; (d) the Investment Advisers’ ability to leverage the infrastructure designed to service the Funds on behalf of their other clients; (e) the Investment Advisers’ ability to cross-market other products and services to Fund shareholders; (f) Goldman Sachs’ retention of certain fees as Fund Distributor; (g) the Investment Advisers’ ability to negotiate better pricing with custodians on behalf of their other clients, as a result of the relationship with the Funds; and (h) the Investment Advisers’ ability to leverage relationships with the Funds’ third party service providers to attract more firmwide business.

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

Other Benefits to the Funds and Their Shareholders

The Independent Trustees also noted that the Funds receive certain potential benefits as a result of their relationship with the Investment Advisers, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Advisers; (b) improved servicing and pricing from vendors because of the volume of business generated by the Investment Advisers and their affiliates; (c) improved servicing from broker-dealers because of the volume of business generated by the Investment Advisers and their affiliates; (d) the Investment Advisers’ ability to negotiate favorably with derivatives counterparties as a result of the size and reputation of the Goldman Sachs organization; (e) the advantages received from the Investment Advisers’ knowledge and experience gained from managing other accounts and products; (f) the Investment Advisers’ ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Advisers, to certain firmwide resources (e.g., proprietary databases); and (h) the Funds’ access to certain affiliated distribution channels.

Conclusion

In connection with their consideration of the Management Agreements, the Independent Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Independent Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Advisers, the Investment Advisers’ costs and each Fund’s current and reasonably foreseeable asset levels, and that the Management Agreements should be approved and continued with respect to each Fund until June 30, 2010.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and $761 billion in assets under management as of June 30, 2009 — our investment professionals bring firsthand knowledge of local markets to every investment decision, Goldman Sachs Asset Management ranks in the top 10 asset management firms worldwide, based on assets under management.

GOLDMAN SACHS FUNDS

In building a globally diversified portfolio, you can select from more than 80 Goldman Sachs Funds and gain access to investment opportunities across borders, investment styles, asset classes and security capitalizations.

Money Market[1] Fixed Income
■ Enhanced Income Fund
■ Ultra-Short Duration
Government Fund
■ Short Duration Government Fund
■ Short Duration Tax-Free Fund
■ Municipal Income Fund
■ Government Income Fund
■ Inflation Protected Securities Fund
■ U.S. Mortgages Fund
■ Core Fixed Income Fund
■ Core Plus Fixed Income Fund
■ Investment Grade Credit Fund
■ Global Income Fund
■ High Yield Municipal Fund
■ High Yield Fund
■ Emerging Markets Debt Fund
■ Local Emerging Markets Debt Fund
■ Credit Strategies Fund
Fundamental Equity
■ Growth and Income Fund
■ Large Cap Value Fund
■ Capital Growth Fund
■ Strategic Growth Fund
■ All Cap Growth Fund
■ Concentrated Growth Fund
■ Tollkeeper FundSM
■ Mid Cap Value Fund
■ Growth Opportunities Fund
■ Small Cap Value Fund
■ Small/Mid Cap Growth Fund

Structured Equity
■ Balanced Fund
■ Structured Tax-Managed Equity Fund
■ Structured International Tax-Managed Equity Fund
■ U.S. Equity Dividend and
Premium Fund
■ International Equity Dividend and Premium Fund
■ Structured Small Cap Equity Fund
■ Structured Small Cap Value Fund
■ Structured Small Cap Growth Fund
■ Structured U.S. Equity Fund
■ Structured Large Cap Growth Fund
■ Structured Large Cap Value Fund
Fund of Funds[2] ■ Asset Allocation Portfolios
■ Income Strategies Portfolio
■ Satellite Strategies Portfolio
■ Enhanced Dividend Global Equity Portfolio
■ Tax-Advantaged Global Equity Portfolio

Retirement Strategies[2] Fundamental Equity International
■ Structured International Equity Fund
■ Structured International Equity
Flex Fund
■ Strategic International Equity Fund
■ Concentrated International Equity Fund
■ Structured International
Small Cap Fund
■ International Small Cap Fund
■ Asia Equity Fund
■ Structured Emerging Markets
Equity Fund
■ Emerging Markets Equity Fund
■ BRIC Fund (Brazil, Russia, India, China)

Select Satellite[2] ■ Real Estate Securities Fund
■ International Real Estate
Securities Fund
■ Commodity Strategy Fund
■ Absolute Return Tracker Fund

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

[2]	Individual Funds within the Fund of Funds, Retirement Strategies and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Fund of Funds, Retirement Strategies or Select Satellite category.

The Goldman Sachs Tollkeeper FundSM is a registered service mark of Goldman, Sachs & Co.

TRUSTEES Ashok N. Bakhru, Chairman John P. Coblentz, Jr. Diana M. Daniels Patrick T. Harker James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	OFFICERS James A. McNamara, President Peter V. Bonanno, Secretary George F. Travers, Principal Financial Officer* Scott M. McHugh, Treasurer* * Effective October 16, 2009

GOLDMAN, SACHS & CO. Distributor and Transfer Agent GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser	GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL Investment Adviser Christchurch Court, 10-15 Newgate Street London, England EC1 A7HD

Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 32 Old Slip, 32nd Floor, New York, New York 10005

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission Web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q will become available on the SEC’s website at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. When available, the Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. When available, Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Funds’ entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Please consider a Fund’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Funds.

A Prospectus for the Funds containing more complete information may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Copyright 2009 Goldman, Sachs & Co. All rights reserved. 09-28686.MF.TMPL MSFISAR09 / 38.6K / 10-09

ITEM 2.	CODE OF ETHICS.

(a)	The information required by this Item is only required in an annual report on this Form N-CSR.

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.
The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.
The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 6.	SCHEDULE OF INVESTMENTS.

The Schedule of Investments is included as part of the Semi-Annual Report to Stockholders filed under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)		Goldman Sachs Trust's Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 11(a)(1) of the registrant's Form N-CSR filed on March 8, 2004 for its Real Estate Securities Fund (Accession Number 0000950123-04-0002984).

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

/s/ James A. McNamara

By: James A. McNamara
Chief Executive Officer of
Goldman Sachs Trust

Date: December 2, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ James A. McNamara

By: James A. McNamara
Chief Executive Officer of
Goldman Sachs Trust

Date: December 2, 2009

/s/ George F. Travers

By: George F. Travers
Chief Financial Officer of
Goldman Sachs Trust

Date: December 2, 2009